UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2020

*

This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. MFS International Large Cap Value Fund, a new series of the Registrant with a fiscal year end of May 31, had not commenced operations as of the reporting period end. Each remaining series of the Registrant has a fiscal year end other than May 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

As noted above, MFS International Large Cap Value Fund, a new series of the Registrant, had not commenced operations as of May 31, 2020 and therefore there is no report to shareholders for this Fund.

Annual Report

May 31, 2020

MFS® Asset Allocation Funds

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

AAF-ANN

MFS® Asset Allocation Funds

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Conservative Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Fund	14.7%
MFS Limited Maturity Fund	9.7%
MFS Inflation-Adjusted Bond Fund	9.7%
MFS Government Securities Fund	9.5%
MFS Growth Fund	6.2%
MFS Research Fund	6.2%
MFS Value Fund	6.1%
MFS High Income Fund	5.0%
MFS Global Bond Fund	4.9%
MFS Mid Cap Growth Fund	4.3%
MFS Mid Cap Value Fund	4.2%
MFS Research International Fund	4.1%
MFS Emerging Markets Debt Fund	3.0%
MFS International Intrinsic Value Fund	2.1%
MFS Emerging Markets Debt Local Currency Fund	2.1%
MFS International Growth Fund	2.0%
MFS Global Real Estate Fund	2.0%
MFS Commodity Strategy Fund	2.0%
MFS New Discovery Fund	1.1%
MFS New Discovery Value Fund	1.0%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Moderate Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Government Securities Fund	9.0%
MFS Growth Fund	8.4%
MFS Research Fund	8.3%
MFS Value Fund	8.1%
MFS Total Return Bond Fund	7.6%
MFS Mid Cap Growth Fund	7.6%
MFS Mid Cap Value Fund	7.3%
MFS Inflation-Adjusted Bond Fund	6.7%
MFS Research International Fund	6.1%
MFS High Income Fund	4.9%
MFS Global Bond Fund	4.7%
MFS International Intrinsic Value Fund	3.1%
MFS International Growth Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS Global Real Estate Fund	3.0%
MFS Commodity Strategy Fund	2.8%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS New Discovery Fund	1.7%
MFS New Discovery Value Fund	1.6%
MFS International New Discovery Fund	1.1%
Cash & Cash Equivalents (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Growth Fund	11.3%
MFS Value Fund	10.9%
MFS Mid Cap Growth Fund	9.6%
MFS Mid Cap Value Fund	9.2%
MFS Research Fund	8.2%
MFS Research International Fund	6.9%
MFS International Intrinsic Value Fund	5.0%
MFS International Growth Fund	4.9%
MFS High Income Fund	4.8%
MFS Inflation-Adjusted Bond Fund	4.8%
MFS Global Real Estate Fund	3.8%
MFS Commodity Strategy Fund	3.6%
MFS Emerging Markets Debt Fund	2.9%
MFS Total Return Bond Fund	2.8%
MFS New Discovery Fund	2.2%
MFS New Discovery Value Fund	2.1%
MFS International New Discovery Fund	2.1%
MFS Emerging Markets Debt Local Currency Fund	1.9%
MFS Global Bond Fund	1.8%
MFS Emerging Markets Equity Fund	1.0%
Cash & Cash Equivalents	0.2%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Growth Fund	13.5%
MFS Value Fund	12.7%
MFS Mid Cap Growth Fund	10.5%
MFS Mid Cap Value Fund	9.8%
MFS Research Fund	9.1%
MFS International Intrinsic Value Fund	8.1%
MFS Research International Fund	7.9%
MFS International Growth Fund	7.9%
MFS Global Real Estate Fund	4.7%
MFS Commodity Strategy Fund	4.6%
MFS International New Discovery Fund	4.0%
MFS New Discovery Fund	2.7%
MFS New Discovery Value Fund	2.5%
MFS Emerging Markets Equity Fund	1.9%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

MFS Conservative Allocation Fund

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Conservative Allocation Fund (fund) provided a total return of 7.07%, at net asset value. This compares with a return of 9.42% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (Blended Index), generated a return of 8.77%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, the fund’s broad diversification across fixed income funds was a notable detractor from relative performance, as diversification away from the US rates market and into credit and global markets generally held back performance. Further, underlying funds that tend to be overweight credit versus their respective market segments, such as the MFS Limited Maturity Fund and MFS Total Return Bond Fund, were among the fund’s top relative detractors during the reporting period.

Within US stock funds, the fund’s investments in mid and small capitalization strategies lagged large capitalization strategies. Additionally, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed.

Within international stock funds, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed. Additionally, strong relative performance of both the MFS International Intrinsic Value Fund and MFS Research International Fund, supported the returns as both funds outpaced their respective benchmarks.

Within the specialty funds segment, the MFS Global Real Estate Fund supported relative performance as the fund outperformed its respective benchmark.

MFS Moderate Allocation Fund

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Moderate Allocation Fund (fund) provided a total return of 7.35%, at net asset value. This compares with a return of 12.84% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (Blended Index), generated a return of 8.00%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Management Review – continued

Factors Affecting Performance

During the reporting period, the fund’s broad diversification across fixed income funds was a notable detractor from relative performance, as diversification away from the US rates market and into credit and global markets generally held back performance. Further, underlying funds that tend to be overweight credit versus their respective market segments, such as the MFS Total Return Bond Fund, were among the fund’s top relative detractors during the reporting period.

Within US stock funds, the fund’s investments in mid and small capitalization strategies lagged large capitalization strategies. Additionally, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed.

Within international stock funds, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed. Additionally, strong relative performance of both the MFS International Intrinsic Value Fund and MFS Research International Fund, supported the returns as both funds outpaced their respective benchmarks.

Within the specialty funds segment, the MFS Global Real Estate Fund supported relative performance as the fund outperformed its respective benchmark.

MFS Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Growth Allocation Fund (fund) provided a total return of 6.41%, at net asset value. This compares with a return of 12.84% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (Blended Index), generated a return of 6.73%. The Blended Index reflects the blended returns of equity market indices, with percentage allocations to each index designed to resemble the equity allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, the fund’s broad diversification across fixed income funds was a notable detractor from relative performance, as diversification away from the US rates market and into credit and global markets generally held back performance. Further, underlying funds that tend to be overweight credit versus their respective market segments were among the fund’s top relative detractors during the reporting period.

Within US stock funds, the fund’s investments in mid and small capitalization strategies lagged large capitalization strategies. Additionally, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed.

Within international stock funds, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed. Additionally, strong relative performance of both the MFS International Intrinsic Value Fund and MFS Research International Fund, supported the returns as both funds outpaced their respective benchmarks.

Within the specialty funds segment, the MFS Global Real Estate Fund supported relative performance as the fund outperformed its respective benchmark.

MFS Aggressive Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Aggressive Growth Allocation Fund (fund) provided a total return of 5.97%, at net asset value. This compares with a return of 12.84% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (Blended Index), generated a return of 4.80%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

Within US stock funds, the fund’s investments in mid and small capitalization strategies lagged large capitalization strategies. Additionally, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed.

Within international stock funds, value funds, generally underperformed but were partially offset by the fund’s investments in growth strategies, which outperformed. Additionally, strong relative performance of both the MFS International Intrinsic Value Fund and MFS Research International Fund, supported the returns as both funds outpaced their respective benchmarks.

Management Review – continued

Within the specialty funds segment, the MFS Global Real Estate Fund supported relative performance as the fund outperformed its respective benchmark.

Respectfully,

Portfolio Manager(s)

Joseph Flaherty and Natalie Shapiro

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/20

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	7.07%	4.88%	6.26%

B	6/28/02	6.31%	4.10%	5.47%

C	6/28/02	6.24%	4.09%	5.47%

I	6/28/02	7.34%	5.15%	6.53%

R1	4/01/05	6.27%	4.11%	5.47%

R2	10/31/03	6.81%	4.62%	5.99%

R3	4/01/05	7.14%	4.89%	6.27%

R4	4/01/05	7.34%	5.14%	6.53%

529A	7/31/02	7.08%	4.86%	6.21%

529B	7/31/02	6.46%	4.10%	5.44%
529C	7/31/02	6.20%	4.05%	5.41%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		9.42%	3.94%	3.92%
MFS Conservative Allocation Fund Blended Index (f)(w)		8.77%	5.31%	6.69%
Bloomberg Commodity Index (f)		(17.06)%	(7.79)%	(6.00)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)		(17.08)%	(0.06)%	5.81%
MSCI EAFE Index (net div) (f)		(2.81)%	0.79%	5.27%
Standard & Poor’s 500 Stock Index (f)		12.84%	9.86%	13.15%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	0.92%	3.65%	5.64%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.31%	3.76%	5.47%
C With CDSC (1% for 12 months) (v)	5.24%	4.09%	5.47%
529A With Initial Sales Charge (5.75%)	0.92%	3.62%	5.58%
529B With CDSC (Declining over six years from 4% to 0%) (v)	2.46%	3.76%	5.44%
529C With CDSC (1% for 12 months) (v)	5.20%	4.05%	5.41%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2020, the MFS Conservative Allocation Fund Blended Index (a custom index) was comprised of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index (net div), 2% Bloomberg Commodity Index, and 2% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	7.35%	5.77%	7.77%

B	6/28/02	6.57%	4.97%	6.96%

C	6/28/02	6.55%	4.97%	6.97%

I	6/28/02	7.62%	6.02%	8.04%

R1	4/01/05	6.49%	4.96%	6.96%

R2	10/31/03	7.06%	5.49%	7.50%

R3	4/01/05	7.35%	5.75%	7.77%

R4	4/01/05	7.62%	6.01%	8.04%

529A	7/31/02	7.34%	5.72%	7.72%

529B	7/31/02	6.63%	4.94%	6.92%
529C	7/31/02	6.52%	4.92%	6.91%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		12.84%	9.86%	13.15%
MFS Moderate Allocation Fund Blended Index (f)(w)		8.00%	5.73%	7.81%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		9.42%	3.94%	3.92%
Bloomberg Commodity Index (f)		(17.06)%	(7.79)%	(6.00)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)		(17.08)%	(0.06)%	5.81%
MSCI EAFE Index (net div) (f)		(2.81)%	0.79%	5.27%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	1.17%	4.52%	7.14%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.57%	4.63%	6.96%
C With CDSC (1% for 12 months) (v)	5.55%	4.97%	6.97%
529A With Initial Sales Charge (5.75%)	1.17%	4.47%	7.09%
529B With CDSC (Declining over six years from 4% to 0%) (v)	2.63%	4.61%	6.92%
529C With CDSC (1% for 12 months) (v)	5.52%	4.92%	6.91%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2020, the MFS Moderate Allocation Fund Blended Index (a custom index) was comprised of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE Index (net div), 3% Bloomberg Commodity Index, and 3% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	6.41%	6.36%	8.99%

B	6/28/02	5.56%	5.56%	8.18%

C	6/28/02	5.56%	5.56%	8.18%

I	6/28/02	6.69%	6.62%	9.26%

R1	4/01/05	5.59%	5.56%	8.18%

R2	10/31/03	6.12%	6.09%	8.72%

R3	4/01/05	6.35%	6.35%	8.99%

R4	4/01/05	6.66%	6.62%	9.26%

529A	7/31/02	6.33%	6.31%	8.94%

529B	7/31/02	5.52%	5.51%	8.12%
529C	7/31/02	5.57%	5.51%	8.12%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		12.84%	9.86%	13.15%
MFS Growth Allocation Fund Blended Index (f)(w)		6.73%	5.92%	8.78%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		9.42%	3.94%	3.92%
Bloomberg Commodity Index (f)		(17.06)%	(7.79)%	(6.00)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)		(17.08)%	(0.06)%	5.81%
MSCI EAFE Index (net div) (f)		(2.81)%	0.79%	5.27%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	0.29%	5.11%	8.35%
B With CDSC (Declining over six years from 4% to 0%) (v)	1.56%	5.24%	8.18%
C With CDSC (1% for 12 months) (v)	4.56%	5.56%	8.18%
529A With Initial Sales Charge (5.75%)	0.21%	5.06%	8.30%
529B With CDSC (Declining over six years from 4% to 0%) (v)	1.52%	5.19%	8.12%
529C With CDSC (1% for 12 months) (v)	4.57%	5.51%	8.12%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2020, the MFS Growth Allocation Fund Blended Index (a custom index) was comprised of 52% Standard & Poor’s 500 Stock Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net div), 4% Bloomberg Commodity Index, and 4% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	5.97%	6.90%	10.02%

B	6/28/02	5.18%	6.09%	9.20%

C	6/28/02	5.20%	6.10%	9.20%

I	6/28/02	6.28%	7.16%	10.30%

R1	4/01/05	5.21%	6.10%	9.20%

R2	10/31/03	5.73%	6.64%	9.75%

R3	4/01/05	6.00%	6.90%	10.02%

R4	4/01/05	6.29%	7.16%	10.30%

529A	7/31/02	5.93%	6.85%	9.96%

529B	7/31/02	5.15%	6.05%	9.14%
529C	7/31/02	5.17%	6.05%	9.15%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		12.84%	9.86%	13.15%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		4.80%	5.76%	9.48%
Bloomberg Commodity Index (f)		(17.06)%	(7.79)%	(6.00)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)		(17.08)%	(0.06)%	5.81%
MSCI EAFE Index (net div) (f)		(2.81)%	0.79%	5.27%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(0.12)%	5.64%	9.37%
B With CDSC (Declining over six years from 4% to 0%) (v)	1.18%	5.77%	9.20%
C With CDSC (1% for 12 months) (v)	4.20%	6.10%	9.20%
529A With Initial Sales Charge (5.75%)	(0.16)%	5.59%	9.31%
529B With CDSC (Declining over six years from 4% to 0%) (v)	1.15%	5.73%	9.14%
529C With CDSC (1% for 12 months) (v)	4.17%	6.05%	9.15%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2020, the MFS Aggressive Growth Allocation Fund Blended Index (a custom index) was comprised of 60% Standard & Poor’s 500 Stock Index, 30% MSCI EAFE Index (net div), 5% Bloomberg Commodity Index, and 5% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Bloomberg Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA Nareit Developed Real Estate Index (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate. FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P

Performance Summary – continued

Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.33%	$1,000.00	$1,003.70	$1.65
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
B	Actual	1.08%	$1,000.00	$1,000.04	$5.40
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
C	Actual	1.08%	$1,000.00	$999.84	$5.40
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
I	Actual	0.08%	$1,000.00	$1,004.95	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
R1	Actual	1.08%	$1,000.00	$999.70	$5.40
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
R2	Actual	0.58%	$1,000.00	$1,001.83	$2.90
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R3	Actual	0.33%	$1,000.00	$1,003.71	$1.65
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
R4	Actual	0.08%	$1,000.00	$1,004.37	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
529A	Actual	0.37%	$1,000.00	$1,003.56	$1.85
	Hypothetical (h)	0.37%	$1,000.00	$1,023.15	$1.87
529B	Actual	0.78%	$1,000.00	$1,001.90	$3.90
	Hypothetical (h)	0.78%	$1,000.00	$1,021.10	$3.94
529C	Actual	1.12%	$1,000.00	$998.89	$5.60
	Hypothetical (h)	1.12%	$1,000.00	$1,019.40	$5.65

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Conservative Allocation Fund, for the period from March 1, 2020 through May 31, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.12%, $5.61, and $5.65 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS Conservative Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.34%	$1,000.00	$989.30	$1.69
	Hypothetical (h)	0.34%	$1,000.00	$1,023.30	$1.72
B	Actual	1.09%	$1,000.00	$985.50	$5.41
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
C	Actual	1.09%	$1,000.00	$986.20	$5.41
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
I	Actual	0.09%	$1,000.00	$990.70	$0.45
	Hypothetical (h)	0.09%	$1,000.00	$1,024.55	$0.46
R1	Actual	1.09%	$1,000.00	$985.43	$5.41
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R2	Actual	0.59%	$1,000.00	$988.24	$2.93
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R3	Actual	0.34%	$1,000.00	$989.19	$1.69
	Hypothetical (h)	0.34%	$1,000.00	$1,023.30	$1.72
R4	Actual	0.09%	$1,000.00	$990.56	$0.45
	Hypothetical (h)	0.09%	$1,000.00	$1,024.55	$0.46
529A	Actual	0.39%	$1,000.00	$989.56	$1.94
	Hypothetical (h)	0.39%	$1,000.00	$1,023.05	$1.97
529B	Actual	0.90%	$1,000.00	$986.99	$4.47
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
529C	Actual	1.14%	$1,000.00	$985.75	$5.66
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Moderate Allocation Fund, for the period from April 1, 2020 through May 31, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.14%, $5.66, and $5.76 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS Moderate Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.35%	$1,000.00	$966.30	$1.72
	Hypothetical (h)	0.35%	$1,000.00	$1,023.25	$1.77
B	Actual	1.10%	$1,000.00	$962.57	$5.40
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
C	Actual	1.10%	$1,000.00	$962.47	$5.40
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
I	Actual	0.10%	$1,000.00	$967.57	$0.49
	Hypothetical (h)	0.10%	$1,000.00	$1,024.50	$0.51
R1	Actual	1.10%	$1,000.00	$962.71	$5.40
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
R2	Actual	0.60%	$1,000.00	$964.66	$2.95
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03
R3	Actual	0.35%	$1,000.00	$965.83	$1.72
	Hypothetical (h)	0.35%	$1,000.00	$1,023.25	$1.77
R4	Actual	0.10%	$1,000.00	$967.23	$0.49
	Hypothetical (h)	0.10%	$1,000.00	$1,024.50	$0.51
529A	Actual	0.39%	$1,000.00	$965.67	$1.92
	Hypothetical (h)	0.39%	$1,000.00	$1,023.05	$1.97
529B	Actual	1.14%	$1,000.00	$962.22	$5.59
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76
529C	Actual	1.14%	$1,000.00	$962.20	$5.59
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.38%	$1,000.00	$951.12	$1.85
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92
B	Actual	1.13%	$1,000.00	$947.77	$5.50
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
C	Actual	1.13%	$1,000.00	$947.70	$5.50
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
I	Actual	0.13%	$1,000.00	$952.60	$0.63
	Hypothetical (h)	0.13%	$1,000.00	$1,024.35	$0.66
R1	Actual	1.13%	$1,000.00	$947.82	$5.50
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
R2	Actual	0.63%	$1,000.00	$950.22	$3.07
	Hypothetical (h)	0.63%	$1,000.00	$1,021.85	$3.18
R3	Actual	0.38%	$1,000.00	$951.69	$1.85
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92
R4	Actual	0.13%	$1,000.00	$952.73	$0.63
	Hypothetical (h)	0.13%	$1,000.00	$1,024.35	$0.66
529A	Actual	0.42%	$1,000.00	$951.13	$2.05
	Hypothetical (h)	0.42%	$1,000.00	$1,022.90	$2.12
529B	Actual	1.18%	$1,000.00	$947.80	$5.75
	Hypothetical (h)	1.18%	$1,000.00	$1,019.10	$5.96
529C	Actual	1.17%	$1,000.00	$947.49	$5.70
	Hypothetical (h)	1.17%	$1,000.00	$1,019.15	$5.91

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Aggressive Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Investment Companies (h) - 99.9%

Issuer	Shares/Par	Value ($)
Bond Funds - 58.6%
MFS Emerging Markets Debt Fund - Class R6	6,516,340	$91,489,415
MFS Emerging Markets Debt Local Currency Fund - Class R6	9,920,960	62,105,211
MFS Global Bond Fund - Class R6	16,321,991	148,203,673
MFS Government Securities Fund - Class R6	27,441,890	286,218,916
MFS High Income Fund - Class R6	46,436,440	150,918,431
MFS Inflation-Adjusted Bond Fund - Class R6	26,916,650	292,583,981
MFS Limited Maturity Fund - Class R6	49,045,595	294,273,570
MFS Total Return Bond Fund - Class R6	39,532,670	444,742,536
		$1,770,535,733
International Stock Funds - 8.2%
MFS International Growth Fund - Class R6	1,818,831	$61,476,483
MFS International Intrinsic Value Fund - Class R6	1,396,929	62,344,955
MFS Research International Fund - Class R6	7,044,632	124,549,084
		$248,370,522
Specialty Funds - 4.0%
MFS Commodity Strategy Fund - Class R6	14,106,630	$59,529,980
MFS Global Real Estate Fund - Class R6	4,107,262	61,198,206
		$120,728,186
U.S. Stock Funds - 29.1%
MFS Growth Fund - Class R6	1,377,927	$187,108,696
MFS Mid Cap Growth Fund - Class R6	5,465,780	128,445,824
MFS Mid Cap Value Fund - Class R6	6,054,627	126,723,349
MFS New Discovery Fund - Class R6	997,537	32,669,315
MFS New Discovery Value Fund - Class R6	2,418,052	31,869,927
MFS Research Fund - Class R6	4,209,919	186,667,819
MFS Value Fund - Class R6	4,797,704	185,767,111
		$879,252,041
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.19% (v)	305	$305
Total Investment Companies (Identified Cost, $2,327,607,272)		$3,018,886,787

Other Assets, Less Liabilities - 0.1%		1,601,024
Net Assets - 100.0%		$3,020,487,811

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Investment Companies (h) - 100.0%

Issuer	Shares/Par	Value ($)
Bond Funds - 38.0%
MFS Emerging Markets Debt Fund - Class R6	11,514,604	$161,665,039
MFS Emerging Markets Debt Local Currency Fund - Class R6	17,518,052	109,663,005
MFS Global Bond Fund - Class R6	28,426,298	258,110,788
MFS Government Securities Fund - Class R6	47,117,383	491,434,310
MFS High Income Fund - Class R6	82,685,038	268,726,372
MFS Inflation-Adjusted Bond Fund - Class R6	33,508,714	364,239,717
MFS Total Return Bond Fund - Class R6	37,040,445	416,705,010
		$2,070,544,241
International Stock Funds - 13.3%
MFS International Growth Fund - Class R6	4,903,461	$165,736,994
MFS International Intrinsic Value Fund - Class R6	3,756,799	167,665,930
MFS International New Discovery Fund - Class R6	1,816,746	57,391,015
MFS Research International Fund - Class R6	18,843,397	333,151,254
		$723,945,193
Specialty Funds - 5.8%
MFS Commodity Strategy Fund - Class R6	36,265,865	$153,041,949
MFS Global Real Estate Fund - Class R6	10,823,110	161,264,343
		$314,306,292
U.S. Stock Funds - 42.9%
MFS Growth Fund - Class R6	3,373,833	$458,132,759
MFS Mid Cap Growth Fund - Class R6	17,601,720	413,640,415
MFS Mid Cap Value Fund - Class R6	18,946,696	396,554,349
MFS New Discovery Fund - Class R6	2,810,457	92,042,491
MFS New Discovery Value Fund - Class R6	6,545,902	86,274,988
MFS Research Fund - Class R6	10,189,656	451,809,353
MFS Value Fund - Class R6	11,374,369	440,415,562
		$2,338,869,917
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.19% (v)	3,118,448	$3,118,760
Total Investment Companies (Identified Cost, $3,844,893,237)		$5,450,784,403

Other Assets, Less Liabilities - (0.0)%		(678,314)
Net Assets - 100.0%		$5,450,106,089

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Investment Companies (h) - 100.0%

Issuer	Shares/Par	Value ($)
Bond Funds - 19.0%
MFS Emerging Markets Debt Fund - Class R6	10,083,202	$141,568,155
MFS Emerging Markets Debt Local Currency Fund - Class R6	15,324,456	95,931,094
MFS Global Bond Fund - Class R6	9,941,118	90,265,356
MFS High Income Fund - Class R6	73,263,366	238,105,939
MFS Inflation-Adjusted Bond Fund - Class R6	21,810,257	237,077,495
MFS Total Return Bond Fund - Class R6	12,145,298	136,634,599
		$939,582,638
International Stock Funds - 19.9%
MFS Emerging Markets Equity Fund - Class R6	1,583,604	$46,969,701
MFS International Growth Fund - Class R6	7,217,443	243,949,580
MFS International Intrinsic Value Fund - Class R6	5,526,058	246,627,979
MFS International New Discovery Fund - Class R6	3,232,586	102,117,400
MFS Research International Fund - Class R6	19,360,036	342,285,426
		$981,950,086
Specialty Funds - 7.4%
MFS Commodity Strategy Fund - Class R6	41,690,352	$175,933,286
MFS Global Real Estate Fund - Class R6	12,715,634	189,462,950
		$365,396,236
U.S. Stock Funds - 53.5%
MFS Growth Fund - Class R6	4,125,983	$560,267,252
MFS Mid Cap Growth Fund - Class R6	20,242,097	475,689,267
MFS Mid Cap Value Fund - Class R6	21,664,826	453,444,816
MFS New Discovery Fund - Class R6	3,340,361	109,396,810
MFS New Discovery Value Fund - Class R6	7,783,693	102,589,068
MFS Research Fund - Class R6	9,116,172	404,211,077
MFS Value Fund - Class R6	13,906,946	538,476,956
		$2,644,075,246
Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 0.19% (v)	10,709,672	$10,710,743
Total Investment Companies (Identified Cost, $3,151,381,313)		$4,941,714,949

Other Assets, Less Liabilities - 0.0%		313,640
Net Assets - 100.0%		$4,942,028,589

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Investment Companies (h) - 100.0%

Issuer	Shares/Par	Value ($)
International Stock Funds - 29.8%
MFS Emerging Markets Equity Fund - Class R6	1,159,334	$34,385,841
MFS International Growth Fund - Class R6	4,340,178	146,698,029
MFS International Intrinsic Value Fund - Class R6	3,383,587	151,009,489
MFS International New Discovery Fund - Class R6	2,357,415	74,470,724
MFS Research International Fund - Class R6	8,310,672	146,932,679
		$553,496,762
Specialty Funds - 9.3%
MFS Commodity Strategy Fund - Class R6	20,139,508	$84,988,725
MFS Global Real Estate Fund - Class R6	5,907,570	88,022,789
		$173,011,514
U.S. Stock Funds - 60.8%
MFS Growth Fund - Class R6	1,842,808	$250,234,867
MFS Mid Cap Growth Fund - Class R6	8,328,980	195,731,038
MFS Mid Cap Value Fund - Class R6	8,738,527	182,897,369
MFS New Discovery Fund - Class R6	1,523,594	49,897,687
MFS New Discovery Value Fund - Class R6	3,477,030	45,827,260
MFS Research Fund - Class R6	3,796,834	168,351,627
MFS Value Fund - Class R6	6,085,042	235,612,831
		$1,128,552,679
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.19% (v)	2,388,351	$2,388,590
Total Investment Companies (Identified Cost, $1,076,169,872)		$1,857,449,545

Other Assets, Less Liabilities - (0.0)%		(810,901)
Net Assets - 100.0%		$1,856,638,644

Portfolio Footnotes:

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers were as follows:

Affiliated Issuers
MFS Conservative Allocation Fund	$3,018,886,787
MFS Moderate Allocation Fund	5,450,784,403
MFS Growth Allocation Fund	4,941,714,949
MFS Aggressive Growth Allocation Fund	1,857,449,545

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/20

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Assets
Investments in affiliated issuers, at value (identified cost, $2,327,607,272, $3,844,893,237, $3,151,381,313, and $1,076,169,872, respectively)	$3,018,886,787	$5,450,784,403	$4,941,714,949	$1,857,449,545
Receivables for

Investments sold	1,867,125	2,287,032	2,353,162	1,049,970

Fund shares sold	5,004,494	6,285,097	4,840,673	2,623,750

Receivable from investment adviser	—	—	136,791	61,079
Other assets	5,454	9,769	9,020	3,637
Total assets	$3,025,763,860	$5,459,366,301	$4,949,054,595	$1,861,187,981

Liabilities

Payable to custodian	$1,197,314	$—	$—	$—

Payables for

Investments purchased	637,841	344,878	—	1,032,938

Fund shares reacquired	2,456,289	6,765,167	4,701,828	2,409,570

Payable to affiliates

Administrative services fee	193	193	193	193

Shareholder servicing costs	718,856	1,700,071	1,902,938	918,459

Distribution and service fees	114,824	218,398	186,311	63,562

Program manager fee	1,085	1,744	1,780	977

Payable for independent Trustees’ compensation	14	11	26	22
Accrued expenses and other liabilities	149,633	229,750	232,930	123,616
Total liabilities	$5,276,049	$9,260,212	$7,026,006	$4,549,337
Net assets	$3,020,487,811	$5,450,106,089	$4,942,028,589	$1,856,638,644

Net assets consist of
Paid-in capital	$2,367,450,130	$3,849,872,362	$3,153,320,760	$1,075,499,165
Total distributable earnings (loss)	653,037,681	1,600,233,727	1,788,707,829	781,139,479
Net assets	$3,020,487,811	$5,450,106,089	$4,942,028,589	$1,856,638,644

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Net assets

Class A	$1,417,121,034	$3,173,202,348	$2,944,438,897	$928,554,778

Class B	63,964,930	149,969,150	126,961,621	41,015,574

Class C	542,273,790	874,126,833	694,541,183	234,144,153

Class I	400,868,912	310,815,164	294,213,363	178,490,836

Class R1	11,468,251	24,119,561	19,543,472	14,484,230

Class R2	56,260,164	124,724,623	123,458,677	55,452,894

Class R3	95,119,316	219,996,234	147,887,594	87,314,990

Class R4	234,300,738	252,825,400	264,075,532	137,679,849

Class 529A	153,384,498	248,005,778	261,098,767	154,653,624

Class 529B	4,301,082	7,258,184	8,702,257	2,924,457
Class 529C	41,425,096	65,062,814	57,107,226	21,923,259
Total net assets	$3,020,487,811	$5,450,106,089	$4,942,028,589	$1,856,638,644

Shares of beneficial interest outstanding

Class A	88,676,420	176,095,021	143,160,695	39,967,820

Class B	4,026,208	8,429,671	6,225,373	1,792,412

Class C	34,510,590	49,537,196	34,514,066	10,356,045

Class I	24,836,721	16,990,036	14,160,337	7,545,603

Class R1	745,592	1,399,481	992,758	650,956

Class R2	3,631,225	7,089,707	6,153,763	2,442,249

Class R3	6,005,947	12,314,676	7,258,635	3,790,374

Class R4	14,649,849	14,044,020	12,848,811	5,905,199

Class 529A	9,654,591	13,842,309	12,810,147	6,708,359

Class 529B	275,054	412,406	431,836	129,460
Class 529C	2,664,930	3,730,632	2,881,073	985,753
Total shares of beneficial interest outstanding	189,677,127	303,885,155	241,437,494	80,274,230

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$15.98	$18.02	$20.57	$23.23
Offering price per share (100 / 94.25 × net asset value per share)	$16.95	$19.12	$21.82	$24.65

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.89	$17.79	$20.39	$22.88

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.71	$17.65	$20.12	$22.61

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$16.14	$18.29	$20.78	$23.65

Class R1 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.38	$17.23	$19.69	$22.25

Class R2 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.49	$17.59	$20.06	$22.71

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Class R3 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.84	$17.86	$20.37	$23.04

Class R4 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.99	$18.00	$20.55	$23.32

Class 529A shares

Net asset value and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.89	$17.92	$20.38	$23.05
Offering price per share (100 / 94.25 × net asset value per share)	$16.86	$19.01	$21.62	$24.46

Class 529B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.64	$17.60	$20.15	$22.59

Class 529C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.54	$17.44	$19.82	$22.24

On sales of $50,000 or more, the maximum offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/20

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Net investment income (loss)
Dividends from affiliated issuers	$70,904,597	$118,181,022	$96,252,309	$29,185,416
Expenses

Distribution and service fees	$11,225,716	$21,900,140	$18,888,686	$6,490,027

Shareholder servicing costs	1,721,858	4,119,439	4,792,050	2,450,414

Program manager fees	99,858	160,316	164,285	91,153

Administrative services fee	17,500	17,500	17,500	17,500

Independent Trustees’ compensation	43,660	91,680	63,900	37,001

Custodian fee	63,382	106,135	88,550	37,066

Shareholder communications	133,374	275,621	312,002	124,618

Audit and tax fees	37,632	38,312	38,165	37,350

Legal fees	25,662	49,332	45,558	16,564
Miscellaneous	296,173	346,017	312,036	236,810
Total expenses	$13,664,815	$27,104,492	$24,722,732	$9,538,503
Reduction of expenses by investment adviser and distributor	(43,597)	(115,268)	(738,455)	(564,690)
Net expenses	$13,621,218	$26,989,224	$23,984,277	$8,973,813
Net investment income (loss)	$57,283,379	$91,191,798	$72,268,032	$20,211,603

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Investments in affiliated issuers	$20,624,261	$84,168,121	$85,677,807	$25,936,693
Capital gain distributions from affiliated issuers	16,528,669	45,015,323	53,190,023	25,038,280
Net realized gain (loss)	$37,152,930	$129,183,444	$138,867,830	$50,974,973
Change in unrealized appreciation or depreciation
Affiliated issuers	$101,115,745	$153,967,564	$83,019,624	$35,666,386
Net realized and unrealized gain (loss)	$138,268,675	$283,151,008	$221,887,454	$86,641,359
Change in net assets from operations	$195,552,054	$374,342,806	$294,155,486	$106,852,962

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/20	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income (loss)	$57,283,379	$91,191,798	$72,268,032	$20,211,603

Net realized gain (loss)	37,152,930	129,183,444	138,867,830	50,974,973
Net unrealized gain (loss)	101,115,745	153,967,564	83,019,624	35,666,386
Change in net assets from operations	$195,552,054	$374,342,806	$294,155,486	$106,852,962
Total distributions to shareholders	$(100,086,864)	$(247,398,416)	$(238,946,554)	$(88,421,193)
Change in net assets from fund share transactions	$83,099,843	$(76,719,905)	$23,596,701	$62,233,205
Total change in net assets	$178,565,033	$50,224,485	$78,805,633	$80,664,974

Net assets
At beginning of period	2,841,922,778	5,399,881,604	4,863,222,956	1,775,973,670
At end of period	$3,020,487,811	$5,450,106,089	$4,942,028,589	$1,856,638,644

Year ended 5/31/19	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income (loss)	$62,086,293	$106,914,290	$84,482,097	$23,833,805

Net realized gain (loss)	54,046,556	172,824,450	171,324,021	69,105,651
Net unrealized gain (loss)	2,181,106	(69,817,389)	(96,003,027)	(46,506,757)
Change in net assets from operations	$118,313,955	$209,921,351	$159,803,091	$46,432,699
Total distributions to shareholders	$(128,695,165)	$(296,357,134)	$(273,128,441)	$(85,858,612)
Change in net assets from fund share transactions	$(91,192,337)	$(203,578,431)	$6,168,293	$24,723,734
Total change in net assets	$(101,573,547)	$(290,014,214)	$(107,157,057)	$(14,702,179)

Net assets
At beginning of period	2,943,496,325	5,689,895,818	4,970,380,013	1,790,675,849
At end of period	$2,841,922,778	$5,399,881,604	$4,863,222,956	$1,775,973,670

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.45	$15.50	$15.43	$14.69		$15.05

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.35	$0.32	$0.26	(c)	$0.21
Net realized and unrealized gain (loss)	0.75	0.31	0.43	0.85		(0.18)
Total from investment operations	$1.08	$0.66	$0.75	$1.11		$0.03

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.33)	$(0.26)		$(0.23)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.55)	$(0.71)	$(0.68)	$(0.37)		$(0.39)
Net asset value, end of period (x)	$15.98	$15.45	$15.50	$15.43		$14.69
Total return (%) (r)(s)(t)(x)	7.07	4.60	4.91	7.71	(c)	0.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.33	0.32	0.33	(c)	0.33

Expenses after expense reductions (f)(h)	0.33	0.33	0.32	0.33	(c)	0.33

Net investment income (loss) (l)	2.05	2.30	2.05	1.72	(c)	1.45

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$1,417,121	$1,294,553	$1,321,127	$1,330,751		$1,435,774

	Year ended
Class B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.35	$15.40	$15.33	$14.60		$14.95

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.24	$0.20	$0.14	(c)	$0.10
Net realized and unrealized gain (loss)	0.76	0.30	0.43	0.85		(0.17)
Total from investment operations	$0.97	$0.54	$0.63	$0.99		$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.21)	$(0.15)		$(0.12)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.43)	$(0.59)	$(0.56)	$(0.26)		$(0.28)
Net asset value, end of period (x)	$15.89	$15.35	$15.40	$15.33		$14.60
Total return (%) (r)(s)(t)(x)	6.31	3.81	4.13	6.87	(c)	(0.43)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.08	1.07	1.08	(c)	1.08

Expenses after expense reductions (f)(h)	1.08	1.08	1.07	1.08	(c)	1.08

Net investment income (loss) (l)	1.32	1.56	1.31	0.97	(c)	0.71

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$63,965	$93,839	$116,669	$137,431		$150,726

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.20	$15.25	$15.20	$14.47		$14.83

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.23	$0.20	$0.14	(c)	$0.10
Net realized and unrealized gain (loss)	0.75	0.32	0.41	0.85		(0.18)
Total from investment operations	$0.95	$0.55	$0.61	$0.99		$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.21)	$(0.15)		$(0.12)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.44)	$(0.60)	$(0.56)	$(0.26)		$(0.28)
Net asset value, end of period (x)	$15.71	$15.20	$15.25	$15.20		$14.47
Total return (%) (r)(s)(t)(x)	6.24	3.88	4.05	6.94	(c)	(0.48)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.08	1.07	1.08	(c)	1.08

Expenses after expense reductions (f)(h)	1.08	1.08	1.07	1.08	(c)	1.08

Net investment income (loss) (l)	1.30	1.55	1.31	0.97	(c)	0.71

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$542,274	$535,354	$571,300	$670,914		$727,084

	Year ended
Class I	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.60	$15.64	$15.57	$14.82		$15.17

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.40	$0.36	$0.29	(c)	$0.24
Net realized and unrealized gain (loss)	0.76	0.31	0.43	0.87		(0.17)
Total from investment operations	$1.13	$0.71	$0.79	$1.16		$0.07

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)	$(0.37)	$(0.30)		$(0.26)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.59)	$(0.75)	$(0.72)	$(0.41)		$(0.42)
Net asset value, end of period (x)	$16.14	$15.60	$15.64	$15.57		$14.82
Total return (%) (r)(s)(t)(x)	7.34	4.89	5.13	7.99	(c)	0.58

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.08	0.07	0.08	(c)	0.08

Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A		N/A

Net investment income (loss) (l)	2.30	2.58	2.32	1.92	(c)	1.66

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$400,869	$367,586	$358,866	$271,960		$203,031

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class R1	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$14.89	$14.96	$14.92	$14.21		$14.56

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.23	$0.20	$0.14	(c)	$0.10
Net realized and unrealized gain (loss)	0.73	0.30	0.41	0.83		(0.17)
Total from investment operations	$0.93	$0.53	$0.61	$0.97		$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.22)	$(0.15)		$(0.12)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.44)	$(0.60)	$(0.57)	$(0.26)		$(0.28)
Net asset value, end of period (x)	$15.38	$14.89	$14.96	$14.92		$14.21
Total return (%) (r)(s)(t)(x)	6.27	3.83	4.08	6.93	(c)	(0.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.08	1.07	1.08	(c)	1.08

Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A		N/A

Net investment income (loss) (l)	1.31	1.53	1.31	0.97	(c)	0.71

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$11,468	$11,465	$12,794	$14,641		$18,875

	Year ended
Class R2	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$14.99	$15.06	$15.02	$14.31		$14.66

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.28	$0.31	$0.28	$0.22	(c)	$0.17
Net realized and unrealized gain (loss)	0.74	0.30	0.40	0.82		(0.17)
Total from investment operations	$1.02	$0.61	$0.68	$1.04		$0.00(w )

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.29)	$(0.22)		$(0.19)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.52)	$(0.68)	$(0.64)	$(0.33)		$(0.35)
Net asset value, end of period (x)	$15.49	$14.99	$15.06	$15.02		$14.31
Total return (%) (r)(s)(t)(x)	6.81	4.34	4.58	7.44	(c)	0.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58	0.58	0.57	0.58	(c)	0.58

Expenses after expense reductions (f)(h)	0.58	0.58	0.57	0.58	(c)	0.58

Net investment income (loss) (l)	1.81	2.06	1.81	1.48	(c)	1.23

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$56,260	$64,220	$72,083	$85,187		$97,053

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class R3	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.31	$15.37	$15.31	$14.58		$14.93

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.35	$0.32	$0.25	(c)	$0.21
Net realized and unrealized gain (loss)	0.76	0.30	0.42	0.85		(0.17)
Total from investment operations	$1.08	$0.65	$0.74	$1.10		$0.04

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.33)	$(0.26)		$(0.23)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.55)	$(0.71)	$(0.68)	$(0.37)		$(0.39)
Net asset value, end of period (x)	$15.84	$15.31	$15.37	$15.31		$14.58
Total return (%) (r)(s)(t)(x)	7.14	4.57	4.88	7.70	(c)	0.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.33	0.32	0.33	(c)	0.33

Expenses after expense reductions (f)(h)	N/A	N/A	N/A	0.33	(c)	0.33

Net investment income (loss) (l)	2.06	2.33	2.05	1.71	(c)	1.46

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$95,119	$101,884	$112,696	$146,688		$172,074

	Year ended
Class R4	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.46	$15.51	$15.44	$14.70		$15.06

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.36	$0.41	$0.37	$0.29	(c)	$0.25
Net realized and unrealized gain (loss)	0.76	0.29	0.42	0.86		(0.19)
Total from investment operations	$1.12	$0.70	$0.79	$1.15		$0.06

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)	$(0.37)	$(0.30)		$(0.26)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.59)	$(0.75)	$(0.72)	$(0.41)		$(0.42)
Net asset value, end of period (x)	$15.99	$15.46	$15.51	$15.44		$14.70
Total return (%) (r)(s)(t)(x)	7.34	4.86	5.17	7.98	(c)	0.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.08	0.07	0.08	(c)	0.08

Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A		N/A

Net investment income (loss) (l)	2.29	2.65	2.36	1.95	(c)	1.73

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$234,301	$179,833	$196,658	$135,695		$109,923
See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.36	$15.41	$15.35	$14.62		$14.97

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.34	$0.31	$0.25	(c)	$0.20
Net realized and unrealized gain (loss)	0.76	0.32	0.43	0.84		(0.17)
Total from investment operations	$1.08	$0.66	$0.74	$1.09		$0.03

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.33)	$(0.25)		$(0.22)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.55)	$(0.71)	$(0.68)	$(0.36)		$(0.38)
Net asset value, end of period (x)	$15.89	$15.36	$15.41	$15.35		$14.62
Total return (%) (r)(s)(t)(x)	7.08	4.60	4.83	7.65	(c)	0.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.38	0.40	0.43	(c)	0.43

Expenses after expense reductions (f)(h)	0.36	0.37	0.36	0.37	(c)	0.37

Net investment income (loss) (l)	2.02	2.26	2.03	1.66	(c)	1.41

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$153,384	$143,581	$132,290	$109,297		$89,761

	Year ended
Class 529B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.10	$15.16	$15.11	$14.39		$14.74

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.22	$0.19	$0.13	(c)	$0.10
Net realized and unrealized gain (loss)	0.75	0.31	0.42	0.84		(0.18)
Total from investment operations	$0.97	$0.53	$0.61	$0.97		$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.21)	$(0.14)		$(0.11)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.43)	$(0.59)	$(0.56)	$(0.25)		$(0.27)
Net asset value, end of period (x)	$15.64	$15.10	$15.16	$15.11		$14.39
Total return (%) (r)(s)(t)(x)	6.46	3.79	4.04	6.87	(c)	(0.48)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.97	1.13	1.15	1.18	(c)	1.18

Expenses after expense reductions (f)(h)	0.97	1.12	1.11	1.12	(c)	1.13

Net investment income (loss) (l)	1.43	1.49	1.27	0.90	(c)	0.68

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$4,301	$6,256	$7,414	$6,852		$6,349

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$15.04	$15.10	$15.06	$14.35		$14.70

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.23	$0.19	$0.13	(c)	$0.09
Net realized and unrealized gain (loss)	0.73	0.30	0.41	0.84		(0.17)
Total from investment operations	$0.93	$0.53	$0.60	$0.97		$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.21)	$(0.15)		$(0.11)
From net realized gain	(0.21)	(0.36)	(0.35)	(0.11)		(0.16)
Total distributions declared to shareholders	$(0.43)	$(0.59)	$(0.56)	$(0.26)		$(0.27)
Net asset value, end of period (x)	$15.54	$15.04	$15.10	$15.06		$14.35
Total return (%) (r)(s)(t)(x)	6.20	3.82	4.00	6.84	(c)	(0.45)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.13	1.15	1.18	(c)	1.18

Expenses after expense reductions (f)(h)	1.12	1.12	1.12	1.13	(c)	1.13

Net investment income (loss) (l)	1.27	1.51	1.27	0.90	(c)	0.65

Portfolio turnover	12	4	6	3		5
Net assets at end of period (000 omitted)	$41,425	$43,352	$41,601	$47,113		$42,328
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.56	$17.88	$17.37	$16.19		$17.17

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.37	$0.34	$0.26	(c)	$0.20
Net realized and unrealized gain (loss)	0.97	0.30	0.96	1.37		(0.28)
Total from investment operations	$1.30	$0.67	$1.30	$1.63		$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.38)	$(0.24)		$(0.24)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.84)	$(0.99)	$(0.79)	$(0.45)		$(0.90)
Net asset value, end of period (x)	$18.02	$17.56	$17.88	$17.37		$16.19
Total return (%) (r)(s)(t)(x)	7.35	4.25	7.56	10.30	(c)	(0.31)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.34	0.33	0.34	(c)	0.34

Expenses after expense reductions (f)(h)	0.34	0.34	0.33	0.34	(c)	0.33

Net investment income (loss) (l)	1.79	2.09	1.93	1.55	(c)	1.23

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$3,173,202	$3,038,919	$3,071,863	$3,077,471		$3,338,645

	Year ended
Class B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.33	$17.65	$17.16	$16.01		$17.00

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.24	$0.21	$0.13	(c)	$0.08
Net realized and unrealized gain (loss)	0.97	0.30	0.94	1.35		(0.29)
Total from investment operations	$1.16	$0.54	$1.15	$1.48		$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.24)	$(0.25)	$(0.12)		$(0.12)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.70)	$(0.86)	$(0.66)	$(0.33)		$(0.78)
Net asset value, end of period (x)	$17.79	$17.33	$17.65	$17.16		$16.01
Total return (%) (r)(s)(t)(x)	6.57	3.49	6.75	9.43	(c)	(1.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.09	1.08	1.09	(c)	1.09

Expenses after expense reductions (f)(h)	1.09	1.09	1.08	1.09	(c)	1.09

Net investment income (loss) (l)	1.05	1.36	1.19	0.80	(c)	0.50

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$149,969	$210,011	$256,958	$293,064		$320,406

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.21	$17.53	$17.05	$15.91		$16.90

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.18	$0.23	$0.21	$0.13	(c)	$0.08
Net realized and unrealized gain (loss)	0.97	0.31	0.93	1.34		(0.29)
Total from investment operations	$1.15	$0.54	$1.14	$1.47		$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)	$(0.25)	$(0.12)		$(0.12)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.71)	$(0.86)	$(0.66)	$(0.33)		$(0.78)
Net asset value, end of period (x)	$17.65	$17.21	$17.53	$17.05		$15.91
Total return (%) (r)(s)(t)(x)	6.55	3.53	6.74	9.43	(c)	(1.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.09	1.08	1.09	(c)	1.09

Expenses after expense reductions (f)(h)	1.09	1.09	1.08	1.09	(c)	1.09

Net investment income (loss) (l)	1.04	1.34	1.20	0.80	(c)	0.49

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$874,127	$917,199	$990,317	$1,181,728		$1,324,402

	Year ended
Class I	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.81	$18.12	$17.60	$16.40		$17.38

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.42	$0.40	$0.29	(c)	$0.24
Net realized and unrealized gain (loss)	1.00	0.31	0.95	1.40		(0.28)
Total from investment operations	$1.37	$0.73	$1.35	$1.69		$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.42)	$(0.42)	$(0.28)		$(0.28)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.89)	$(1.04)	$(0.83)	$(0.49)		$(0.94)
Net asset value, end of period (x)	$18.29	$17.81	$18.12	$17.60		$16.40
Total return (%) (r)(s)(t)(x)	7.62	4.51	7.78	10.56	(c)	(0.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.09	0.08	0.09	(c)	0.09

Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A		N/A

Net investment income (loss) (l)	2.04	2.35	2.21	1.74	(c)	1.49

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$310,815	$275,276	$266,965	$206,826		$139,038

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class R1	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$16.83	$17.17	$16.72	$15.60		$16.59

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.18	$0.23	$0.21	$0.13	(c)	$0.08
Net realized and unrealized gain (loss)	0.93	0.30	0.90	1.32		(0.29)
Total from investment operations	$1.11	$0.53	$1.11	$1.45		$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.25)	$(0.25)	$(0.12)		$(0.12)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.71)	$(0.87)	$(0.66)	$(0.33)		$(0.78)
Net asset value, end of period (x)	$17.23	$16.83	$17.17	$16.72		$15.60
Total return (%) (r)(s)(t)(x)	6.49	3.53	6.71	9.50	(c)	(1.10)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.09	1.08	1.09	(c)	1.09

Expenses after expense reductions (f)(h)	1.09	1.09	N/A	N/A		N/A

Net investment income (loss) (l)	1.03	1.37	1.21	0.81	(c)	0.51

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$24,120	$26,171	$27,412	$31,037		$36,124

	Year ended
Class R2	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.16	$17.49	$17.01	$15.86		$16.85

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.27	$0.32	$0.30	$0.21	(c)	$0.16
Net realized and unrealized gain (loss)	0.96	0.30	0.92	1.35		(0.29)
Total from investment operations	$1.23	$0.62	$1.22	$1.56		$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.33)	$(0.33)	$(0.20)		$(0.20)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.80)	$(0.95)	$(0.74)	$(0.41)		$(0.86)
Net asset value, end of period (x)	$17.59	$17.16	$17.49	$17.01		$15.86
Total return (%) (r)(s)(t)(x)	7.06	4.02	7.27	10.04	(c)	(0.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.59	0.59	0.58	0.59	(c)	0.59

Expenses after expense reductions (f)(h)	0.59	0.59	0.58	0.59	(c)	0.59

Net investment income (loss) (l)	1.53	1.84	1.69	1.31	(c)	1.00

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$124,725	$136,699	$166,412	$191,974		$220,409

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class R3	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.41	$17.74	$17.24	$16.07		$17.06

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.37	$0.35	$0.25	(c)	$0.20
Net realized and unrealized gain (loss)	0.96	0.29	0.94	1.37		(0.29)
Total from investment operations	$1.29	$0.66	$1.29	$1.62		$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.38)	$(0.24)		$(0.24)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.84)	$(0.99)	$(0.79)	$(0.45)		$(0.90)
Net asset value, end of period (x)	$17.86	$17.41	$17.74	$17.24		$16.07
Total return (%) (r)(s)(t)(x)	7.35	4.22	7.56	10.31	(c)	(0.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.34	0.33	0.34	(c)	0.34

Expenses after expense reductions (f)(h)	N/A	0.34	0.33	0.34	(c)	N/A

Net investment income (loss) (l)	1.83	2.09	1.95	1.53	(c)	1.23

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$219,996	$270,597	$312,677	$344,821		$364,025

	Year ended
Class R4	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.54	$17.86	$17.36	$16.18		$17.17

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.44	$0.39	$0.30	(c)	$0.25
Net realized and unrealized gain (loss)	0.98	0.28	0.94	1.37		(0.30)
Total from investment operations	$1.35	$0.72	$1.33	$1.67		$(0.05)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.42)	$(0.42)	$(0.28)		$(0.28)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.89)	$(1.04)	$(0.83)	$(0.49)		$(0.94)
Net asset value, end of period (x)	$18.00	$17.54	$17.86	$17.36		$16.18
Total return (%) (r)(s)(t)(x)	7.62	4.52	7.78	10.58	(c)	(0.12)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.09	0.08	0.09	(c)	0.08

Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A		N/A

Net investment income (loss) (l)	2.04	2.50	2.21	1.80	(c)	1.51

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$252,825	$210,597	$280,436	$264,589		$249,128

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.46	$17.79	$17.29	$16.11		$17.10

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.31	$0.36	$0.34	$0.25	(c)	$0.19
Net realized and unrealized gain (loss)	0.99	0.29	0.94	1.37		(0.29)
Total from investment operations	$1.30	$0.65	$1.28	$1.62		$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.37)	$(0.23)		$(0.23)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.84)	$(0.98)	$(0.78)	$(0.44)		$(0.89)
Net asset value, end of period (x)	$17.92	$17.46	$17.79	$17.29		$16.11
Total return (%) (r)(s)(t)(x)	7.34	4.18	7.50	10.31	(c)	(0.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.39	0.41	0.44	(c)	0.44

Expenses after expense reductions (f)(h)	0.38	0.38	0.37	0.38	(c)	0.38

Net investment income (loss) (l)	1.74	2.05	1.89	1.50	(c)	1.18

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$248,006	$233,915	$230,464	$210,075		$198,159

	Year ended
Class 529B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.14	$17.47	$16.99	$15.86		$16.85

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.23	$0.20	$0.12	(c)	$0.07
Net realized and unrealized gain (loss)	0.97	0.29	0.93	1.34		(0.28)
Total from investment operations	$1.16	$0.52	$1.13	$1.46		$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.24)	$(0.12)		$(0.12)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.70)	$(0.85)	$(0.65)	$(0.33)		$(0.78)
Net asset value, end of period (x)	$17.60	$17.14	$17.47	$16.99		$15.86
Total return (%) (r)(s)(t)(x)	6.63	3.44	6.73	9.37	(c)	(1.13)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.03	1.14	1.16	1.19	(c)	1.19

Expenses after expense reductions (f)(h)	1.02	1.13	1.12	1.13	(c)	1.13

Net investment income (loss) (l)	1.09	1.33	1.15	0.76	(c)	0.43

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$7,258	$8,882	$11,056	$14,214		$16,727

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$17.01	$17.35	$16.89	$15.76		$16.76

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.17	$0.22	$0.20	$0.12	(c)	$0.07
Net realized and unrealized gain (loss)	0.96	0.29	0.92	1.34		(0.29)
Total from investment operations	$1.13	$0.51	$1.12	$1.46		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.25)	$(0.12)		$(0.12)
From net realized gain	(0.50)	(0.62)	(0.41)	(0.21)		(0.66)
Total distributions declared to shareholders	$(0.70)	$(0.85)	$(0.66)	$(0.33)		$(0.78)
Net asset value, end of period (x)	$17.44	$17.01	$17.35	$16.89		$15.76
Total return (%) (r)(s)(t)(x)	6.52	3.43	6.67	9.48	(c)	(1.18)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.14	1.16	1.19	(c)	1.19

Expenses after expense reductions (f)(h)	1.14	1.13	1.13	1.13	(c)	1.13

Net investment income (loss) (l)	0.99	1.32	1.15	0.74	(c)	0.42

Portfolio turnover	8	2	2	1		2
Net assets at end of period (000 omitted)	$65,063	$71,615	$75,337	$79,047		$81,302
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$20.26	$20.87	$19.84	$18.02		$19.10

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.38	$0.36	$0.25	(c)	$0.18
Net realized and unrealized gain (loss)	1.03	0.21	1.66	2.09		(0.42)
Total from investment operations	$1.36	$0.59	$2.02	$2.34		$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.40)	$(0.22)		$(0.28)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(1.05)	$(1.20)	$(0.99)	$(0.52)		$(0.84)
Net asset value, end of period (x)	$20.57	$20.26	$20.87	$19.84		$18.02
Total return (%) (r)(s)(t)(x)	6.41	3.58	10.27	13.26	(c)	(1.13)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.36	0.35	0.36	(c)	0.36

Expenses after expense reductions (f)(h)	0.35	0.35	0.35	0.35	(c)	0.35

Net investment income (loss) (l)	1.57	1.87	1.72	1.34	(c)	1.00

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$2,944,439	$2,852,131	$2,852,681	$2,758,650		$2,915,599

	Year ended
Class B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$20.08	$20.65	$19.64	$17.83		$18.89

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.17	$0.23	$0.20	$0.11	(c)	$0.05
Net realized and unrealized gain (loss)	1.00	0.23	1.64	2.08		(0.42)
Total from investment operations	$1.17	$0.46	$1.84	$2.19		$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.22)	$(0.24)	$(0.08)		$(0.13)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(0.86)	$(1.03)	$(0.83)	$(0.38)		$(0.69)
Net asset value, end of period (x)	$20.39	$20.08	$20.65	$19.64		$17.83
Total return (%) (r)(s)(t)(x)	5.56	2.85	9.42	12.43	(c)	(1.85)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.11	1.10	1.11	(c)	1.11

Expenses after expense reductions (f)(h)	1.10	1.10	1.10	1.10	(c)	1.10

Net investment income (loss) (l)	0.83	1.13	0.98	0.58	(c)	0.26

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$126,962	$177,893	$214,832	$237,525		$258,674

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$19.85	$20.43	$19.44	$17.66		$18.73

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.17	$0.23	$0.20	$0.11	(c)	$0.04
Net realized and unrealized gain (loss)	0.99	0.22	1.62	2.05		(0.40)
Total from investment operations	$1.16	$0.45	$1.82	$2.16		$(0.36)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.24)	$(0.08)		$(0.15)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(0.89)	$(1.03)	$(0.83)	$(0.38)		$(0.71)
Net asset value, end of period (x)	$20.12	$19.85	$20.43	$19.44		$17.66
Total return (%) (r)(s)(t)(x)	5.56	2.84	9.43	12.44	(c)	(1.85)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.11	1.10	1.11	(c)	1.11

Expenses after expense reductions (f)(h)	1.10	1.10	1.10	1.10	(c)	1.10

Net investment income (loss) (l)	0.82	1.13	1.00	0.59	(c)	0.25

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$694,541	$714,230	$764,750	$934,658		$1,001,877

	Year ended
Class I	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$20.45	$21.06	$20.02	$18.17		$19.26

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.38	$0.44	$0.42	$0.29	(c)	$0.22
Net realized and unrealized gain (loss)	1.05	0.21	1.66	2.13		(0.42)
Total from investment operations	$1.43	$0.65	$2.08	$2.42		$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.45)	$(0.45)	$(0.27)		$(0.33)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(1.10)	$(1.26)	$(1.04)	$(0.57)		$(0.89)
Net asset value, end of period (x)	$20.78	$20.45	$21.06	$20.02		$18.17
Total return (%) (r)(s)(t)(x)	6.69	3.84	10.50	13.61	(c)	(0.93)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.11	0.10	0.11	(c)	0.11

Expenses after expense reductions (f)(h)	0.10	0.10	N/A	0.10	(c)	0.10

Net investment income (loss) (l)	1.80	2.13	1.99	1.53	(c)	1.24

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$294,213	$237,232	$195,227	$151,865		$101,044

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class R1	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$19.42	$20.02	$19.07	$17.32		$18.38

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.23	$0.19	$0.11	(c)	$0.04
Net realized and unrealized gain (loss)	0.98	0.21	1.59	2.02		(0.41)
Total from investment operations	$1.14	$0.44	$1.78	$2.13		$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.23)	$(0.24)	$(0.08)		$(0.13)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(0.87)	$(1.04)	$(0.83)	$(0.38)		$(0.69)
Net asset value, end of period (x)	$19.69	$19.42	$20.02	$19.07		$17.32
Total return (%) (r)(s)(t)(x)	5.59	2.85	9.40	12.48	(c)	(1.91)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.11	1.10	1.11	(c)	1.11

Expenses after expense reductions (f)(h)	1.10	1.10	N/A	1.10	(c)	1.10

Net investment income (loss) (l)	0.82	1.18	0.96	0.60	(c)	0.25

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$19,543	$23,326	$30,764	$33,854		$38,652

	Year ended
Class R2	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$19.78	$20.39	$19.41	$17.63		$18.70

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.27	$0.33	$0.30	$0.20	(c)	$0.13
Net realized and unrealized gain (loss)	1.00	0.21	1.61	2.06		(0.41)
Total from investment operations	$1.27	$0.54	$1.91	$2.26		$(0.28)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.34)	$(0.34)	$(0.18)		$(0.23)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(0.99)	$(1.15)	$(0.93)	$(0.48)		$(0.79)
Net asset value, end of period (x)	$20.06	$19.78	$20.39	$19.41		$17.63
Total return (%) (r)(s)(t)(x)	6.12	3.34	9.94	13.03	(c)	(1.40)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.61	0.60	0.61	(c)	0.61

Expenses after expense reductions (f)(h)	0.60	0.60	0.60	0.60	(c)	0.60

Net investment income (loss) (l)	1.30	1.64	1.46	1.10	(c)	0.76

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$123,459	$138,541	$160,632	$182,744		$196,320

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class R3	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$20.08	$20.69	$19.68	$17.87		$18.95

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.39	$0.36	$0.25	(c)	$0.18
Net realized and unrealized gain (loss)	1.01	0.20	1.64	2.08		(0.42)
Total from investment operations	$1.34	$0.59	$2.00	$2.33		$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.40)	$(0.22)		$(0.28)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(1.05)	$(1.20)	$(0.99)	$(0.52)		$(0.84)
Net asset value, end of period (x)	$20.37	$20.08	$20.69	$19.68		$17.87
Total return (%) (r)(s)(t)(x)	6.35	3.59	10.25	13.32	(c)	(1.16)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.36	0.35	0.36	(c)	0.36

Expenses after expense reductions (f)(h)	0.35	0.35	0.35	0.35	(c)	0.35

Net investment income (loss) (l)	1.59	1.90	1.75	1.34	(c)	1.02

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$147,888	$170,299	$202,407	$235,279		$242,669

	Year ended
Class R4	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$20.24	$20.86	$19.84	$18.01		$19.09

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.38	$0.44	$0.39	$0.29	(c)	$0.23
Net realized and unrealized gain (loss)	1.03	0.20	1.67	2.11		(0.42)
Total from investment operations	$1.41	$0.64	$2.06	$2.40		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.45)	$(0.45)	$(0.27)		$(0.33)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(1.10)	$(1.26)	$(1.04)	$(0.57)		$(0.89)
Net asset value, end of period (x)	$20.55	$20.24	$20.86	$19.84		$18.01
Total return (%) (r)(s)(t)(x)	6.66	3.83	10.50	13.62	(c)	(0.88)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.11	0.10	0.11	(c)	0.10

Expenses after expense reductions (f)(h)	0.10	0.10	N/A	0.10	(c)	0.10

Net investment income (loss) (l)	1.81	2.16	1.90	1.55	(c)	1.27

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$264,076	$232,530	$230,032	$243,760		$210,248

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$20.09	$20.70	$19.70	$17.89		$18.97

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.37	$0.34	$0.24	(c)	$0.17
Net realized and unrealized gain (loss)	1.01	0.22	1.65	2.09		(0.42)
Total from investment operations	$1.33	$0.59	$1.99	$2.33		$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.39)	$(0.40)	$(0.22)		$(0.27)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(1.04)	$(1.20)	$(0.99)	$(0.52)		$(0.83)
Net asset value, end of period (x)	$20.38	$20.09	$20.70	$19.70		$17.89
Total return (%) (r)(s)(t)(x)	6.33	3.57	10.17	13.27	(c)	(1.19)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.41	0.42	0.46	(c)	0.46

Expenses after expense reductions (f)(h)	0.39	0.39	0.39	0.39	(c)	0.39

Net investment income (loss) (l)	1.53	1.83	1.68	1.28	(c)	0.96

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$261,099	$244,869	$236,768	$211,825		$195,856

	Year ended
Class 529B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$19.86	$20.45	$19.46	$17.67		$18.72

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.21	$0.19	$0.10	(c)	$0.04
Net realized and unrealized gain (loss)	0.99	0.23	1.63	2.05		(0.41)
Total from investment operations	$1.15	$0.44	$1.82	$2.15		$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.22)	$(0.24)	$(0.06)		$(0.12)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(0.86)	$(1.03)	$(0.83)	$(0.36)		$(0.68)
Net asset value, end of period (x)	$20.15	$19.86	$20.45	$19.46		$17.67
Total return (%) (r)(s)(t)(x)	5.52	2.77	9.40	12.36	(c)	(1.91)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.18	1.21	(c)	1.21

Expenses after expense reductions (f)(h)	1.15	1.15	1.15	1.15	(c)	1.14

Net investment income (loss) (l)	0.78	1.07	0.93	0.53	(c)	0.24

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$8,702	$10,820	$11,943	$12,439		$13,405

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$19.56	$20.16	$19.21	$17.46		$18.53

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.21	$0.19	$0.10	(c)	$0.04
Net realized and unrealized gain (loss)	0.98	0.21	1.60	2.03		(0.41)
Total from investment operations	$1.14	$0.42	$1.79	$2.13		$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.21)	$(0.25)	$(0.08)		$(0.14)
From net realized gain	(0.71)	(0.81)	(0.59)	(0.30)		(0.56)
Total distributions declared to shareholders	$(0.88)	$(1.02)	$(0.84)	$(0.38)		$(0.70)
Net asset value, end of period (x)	$19.82	$19.56	$20.16	$19.21		$17.46
Total return (%) (r)(s)(t)(x)	5.57	2.74	9.37	12.38	(c)	(1.92)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.17	1.21	(c)	1.21

Expenses after expense reductions (f)(h)	1.14	1.14	1.14	1.15	(c)	1.15

Net investment income (loss) (l)	0.79	1.08	0.94	0.53	(c)	0.21

Portfolio turnover	4	3	2	1		3
Net assets at end of period (000 omitted)	$57,107	$61,352	$70,345	$74,292		$71,170
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.94	$23.63	$21.80	$19.47		$20.78

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.28	$0.34	$0.30	$0.20	(c)	$0.12
Net realized and unrealized gain (loss)	1.18	0.16	2.47	2.70		(0.44)
Total from investment operations	$1.46	$0.50	$2.77	$2.90		$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.34)	$(0.32)	$(0.20)		$(0.31)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(1.17)	$(1.19)	$(0.94)	$(0.57)		$(0.99)
Net asset value, end of period (x)	$23.23	$22.94	$23.63	$21.80		$19.47
Total return (%) (r)(s)(t)(x)	5.97	2.82	12.82	15.22	(c)	(1.45)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.40	0.39	0.40	(c)	0.40

Expenses after expense reductions (f)(h)	0.38	0.38	0.38	0.38	(c)	0.38

Net investment income (loss) (l)	1.18	1.47	1.30	0.99	(c)	0.63

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$928,555	$869,146	$859,070	$778,995		$785,986

	Year ended
Class B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.60	$23.26	$21.46	$19.16		$20.46

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.17	$0.13	$0.05	(c)	$(0.02)
Net realized and unrealized gain (loss)	1.15	0.17	2.43	2.66		(0.46)
Total from investment operations	$1.25	$0.34	$2.56	$2.71		$(0.48)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.15)	$(0.14)	$(0.04)		$(0.14)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(0.97)	$(1.00)	$(0.76)	$(0.41)		$(0.82)
Net asset value, end of period (x)	$22.88	$22.60	$23.26	$21.46		$19.16
Total return (%) (r)(s)(t)(x)	5.18	2.03	12.02	14.39	(c)	(2.26)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.15	1.14	1.15	(c)	1.15

Expenses after expense reductions (f)(h)	1.13	1.13	1.13	1.13	(c)	1.13

Net investment income (loss) (l)	0.44	0.73	0.57	0.23	(c)	(0.11)

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$41,016	$52,512	$61,264	$65,287		$71,184

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.36	$23.02	$21.26	$18.99		$20.30

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.09	$0.16	$0.13	$0.05	(c)	$(0.02)
Net realized and unrealized gain (loss)	1.15	0.18	2.40	2.64		(0.45)
Total from investment operations	$1.24	$0.34	$2.53	$2.69		$(0.47)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.15)	$(0.15)	$(0.05)		$(0.16)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(0.99)	$(1.00)	$(0.77)	$(0.42)		$(0.84)
Net asset value, end of period (x)	$22.61	$22.36	$23.02	$21.26		$18.99
Total return (%) (r)(s)(t)(x)	5.20	2.04	11.97	14.42	(c)	(2.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.15	1.14	1.15	(c)	1.15

Expenses after expense reductions (f)(h)	1.13	1.13	1.13	1.13	(c)	1.13

Net investment income (loss) (l)	0.41	0.72	0.58	0.24	(c)	(0.12)

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$234,144	$221,719	$227,357	$274,450		$282,953

	Year ended
Class I	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$23.33	$24.02	$22.14	$19.77		$21.09

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.35	$0.39	$0.37	$0.25	(c)	$0.18
Net realized and unrealized gain (loss)	1.20	0.17	2.51	2.74		(0.46)
Total from investment operations	$1.55	$0.56	$2.88	$2.99		$(0.28)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.40)	$(0.38)	$(0.25)		$(0.36)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(1.23)	$(1.25)	$(1.00)	$(0.62)		$(1.04)
Net asset value, end of period (x)	$23.65	$23.33	$24.02	$22.14		$19.77
Total return (%) (r)(s)(t)(x)	6.24	3.05	13.11	15.49	(c)	(1.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.16	0.15	0.14	0.15	(c)	0.15

Expenses after expense reductions (f)(h)	0.13	0.13	0.13	0.13	(c)	0.13

Net investment income (loss) (l)	1.46	1.67	1.58	1.19	(c)	0.89

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$178,491	$167,527	$142,897	$112,479		$62,542

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class R1	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.00	$22.69	$20.97	$18.74		$20.03

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.09	$0.15	$0.12	$0.05	(c)	$(0.02)
Net realized and unrealized gain (loss)	1.13	0.18	2.37	2.60		(0.44)
Total from investment operations	$1.22	$0.33	$2.49	$2.65		$(0.46)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.17)	$(0.15)	$(0.05)		$(0.15)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(0.97)	$(1.02)	$(0.77)	$(0.42)		$(0.83)
Net asset value, end of period (x)	$22.25	$22.00	$22.69	$20.97		$18.74
Total return (%) (r)(s)(t)(x)	5.21	2.03	11.94	14.42	(c)	(2.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.15	1.14	1.15	(c)	1.15

Expenses after expense reductions (f)(h)	1.13	1.13	1.13	1.13	(c)	1.13

Net investment income (loss) (l)	0.40	0.69	0.53	0.27	(c)	(0.12)

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$14,484	$17,093	$17,228	$16,835		$17,908

	Year ended
Class R2	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.44	$23.13	$21.36	$19.08		$20.38

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.28	$0.25	$0.15	(c)	$0.08
Net realized and unrealized gain (loss)	1.16	0.16	2.40	2.64		(0.45)
Total from investment operations	$1.37	$0.44	$2.65	$2.79		$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.28)	$(0.26)	$(0.14)		$(0.25)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(1.10)	$(1.13)	$(0.88)	$(0.51)		$(0.93)
Net asset value, end of period (x)	$22.71	$22.44	$23.13	$21.36		$19.08
Total return (%) (r)(s)(t)(x)	5.73	2.56	12.50	14.96	(c)	(1.69)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.66	0.65	0.64	0.65	(c)	0.65

Expenses after expense reductions (f)(h)	0.63	0.63	0.63	0.63	(c)	0.63

Net investment income (loss) (l)	0.91	1.23	1.09	0.76	(c)	0.40

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$55,453	$63,038	$70,426	$77,558		$82,546
See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class R3	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.75	$23.44	$21.63	$19.31		$20.62

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.34	$0.30	$0.19	(c)	$0.12
Net realized and unrealized gain (loss)	1.17	0.15	2.45	2.69		(0.45)
Total from investment operations	$1.46	$0.49	$2.75	$2.88		$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.33)	$(0.32)	$(0.19)		$(0.30)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(1.17)	$(1.18)	$(0.94)	$(0.56)		$(0.98)
Net asset value, end of period (x)	$23.04	$22.75	$23.44	$21.63		$19.31
Total return (%) (r)(s)(t)(x)	6.00	2.78	12.82	15.28	(c)	(1.47)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.40	0.39	0.40	(c)	0.40

Expenses after expense reductions (f)(h)	0.38	0.38	0.38	0.38	(c)	0.38

Net investment income (loss) (l)	1.20	1.48	1.33	0.94	(c)	0.65

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$87,315	$97,866	$137,905	$142,459		$158,309

	Year ended
Class R4	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$23.01	$23.71	$21.87	$19.53		$20.85

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.39	$0.35	$0.25	(c)	$0.16
Net realized and unrealized gain (loss)	1.20	0.16	2.49	2.71		(0.44)
Total from investment operations	$1.54	$0.55	$2.84	$2.96		$(0.28)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.40)	$(0.38)	$(0.25)		$(0.36)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(1.23)	$(1.25)	$(1.00)	$(0.62)		$(1.04)
Net asset value, end of period (x)	$23.32	$23.01	$23.71	$21.87		$19.53
Total return (%) (r)(s)(t)(x)	6.29	3.05	13.09	15.53	(c)	(1.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.16	0.15	0.14	0.15	(c)	0.14

Expenses after expense reductions (f)(h)	0.13	0.13	0.13	0.13	(c)	0.13

Net investment income (loss) (l)	1.44	1.69	1.53	1.23	(c)	0.80

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$137,680	$109,384	$91,311	$72,011		$60,355

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.77	$23.47	$21.66	$19.34		$20.66

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.27	$0.33	$0.29	$0.19	(c)	$0.11
Net realized and unrealized gain (loss)	1.17	0.15	2.45	2.69		(0.45)
Total from investment operations	$1.44	$0.48	$2.74	$2.88		$(0.34)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.33)	$(0.31)	$(0.19)		$(0.30)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(1.16)	$(1.18)	$(0.93)	$(0.56)		$(0.98)
Net asset value, end of period (x)	$23.05	$22.77	$23.47	$21.66		$19.34
Total return (%) (r)(s)(t)(x)	5.93	2.75	12.78	15.23	(c)	(1.54)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.46	0.45	0.46	0.50	(c)	0.50

Expenses after expense reductions (f)(h)	0.42	0.42	0.42	0.42	(c)	0.42

Net investment income (loss) (l)	1.14	1.44	1.26	0.93	(c)	0.59

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$154,654	$145,819	$146,874	$129,294		$128,357

	Year ended
Class 529B	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.31	$22.98	$21.22	$18.94		$20.23

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.09	$0.16	$0.11	$0.04	(c)	$(0.03)
Net realized and unrealized gain (loss)	1.13	0.17	2.40	2.62		(0.44)
Total from investment operations	$1.22	$0.33	$2.51	$2.66		$(0.47)

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.15)	$(0.13)	$(0.01)		$(0.14)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(0.94)	$(1.00)	$(0.75)	$(0.38)		$(0.82)
Net asset value, end of period (x)	$22.59	$22.31	$22.98	$21.22		$18.94
Total return (%) (r)(s)(t)(x)	5.15	2.00	11.92	14.29	(c)	(2.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.20	1.21	1.25	(c)	1.25

Expenses after expense reductions (f)(h)	1.18	1.18	1.18	1.18	(c)	1.18

Net investment income (loss) (l)	0.40	0.72	0.49	0.18	(c)	(0.15)

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$2,924	$4,253	$5,021	$5,357		$6,868

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16

Net asset value, beginning of period	$22.00	$22.68	$20.97	$18.73		$20.04

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.09	$0.16	$0.12	$0.04	(c)	$(0.03)
Net realized and unrealized gain (loss)	1.13	0.16	2.36	2.60		(0.44)
Total from investment operations	$1.22	$0.32	$2.48	$2.64		$(0.47)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.15)	$(0.15)	$(0.03)		$(0.16)
From net realized gain	(0.88)	(0.85)	(0.62)	(0.37)		(0.68)
Total distributions declared to shareholders	$(0.98)	$(1.00)	$(0.77)	$(0.40)		$(0.84)
Net asset value, end of period (x)	$22.24	$22.00	$22.68	$20.97		$18.73
Total return (%) (r)(s)(t)(x)	5.17	1.99	11.90	14.37	(c)	(2.27)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.20	1.21	1.25	(c)	1.25

Expenses after expense reductions (f)(h)	1.17	1.17	1.17	1.17	(c)	1.17

Net investment income (loss) (l)	0.40	0.72	0.55	0.19	(c)	(0.15)

Portfolio turnover	6	5	2	2		5
Net assets at end of period (000 omitted)	$21,923	$27,617	$31,322	$34,237		$37,772
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on each fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less

Notes to Financial Statements – continued

may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund

Financial Instruments
Mutual Funds	$3,018,886,787	$—	$—	$3,018,886,787

MFS Moderate Allocation Fund

Financial Instruments
Mutual Funds	$5,450,784,403	$—	$—	$5,450,784,403

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
MFS Growth Allocation Fund

Financial Instruments
Mutual Funds	$4,941,714,949	$—	$—	$4,941,714,949

MFS Aggressive Growth Allocation Fund

Financial Instruments
Mutual Funds	$1,857,449,545	$—	$—	$1,857,449,545

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/20	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$66,046,949	$113,934,440	$88,944,802	$24,821,522
Long-term capital gains	34,039,915	133,463,976	150,001,752	63,599,671
Total distributions	$100,086,864	$247,398,416	$238,946,554	$88,421,193

Year ended 5/31/19	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$65,209,159	$113,455,904	$90,340,261	$26,158,756
Long-term capital gains	63,486,006	182,901,230	182,788,180	59,699,856
Total distributions	$128,695,165	$296,357,134	$273,128,441	$85,858,612

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Cost of investments	$2,402,004,856	$3,944,965,834	$3,247,751,755	$1,113,676,144
Gross appreciation	642,515,365	1,616,511,591	1,830,826,225	787,443,464
Gross depreciation	(25,633,434)	(110,693,022)	(136,863,031)	(43,670,063)
Net unrealized appreciation (depreciation)	$616,881,931	$1,505,818,569	$1,693,963,194	$743,773,401

Undistributed ordinary income	7,767,941	11,460,096	5,134,268	438,266
Undistributed long-term capital gain	28,387,809	82,955,062	89,610,367	38,877,034
Late year ordinary loss deferral	—	—	—	(1,949,222)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund

	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Class A	$47,576,968	$58,993,685	$145,270,997	$165,852,535	$145,230,645	$161,119,061	$44,373,842	$42,288,127
Class B	2,168,533	4,031,465	7,035,610	11,157,562	6,304,726	9,708,383	1,963,075	2,406,474
Class C	15,108,015	21,270,652	35,745,540	45,458,183	30,264,583	36,652,049	9,500,453	9,476,967
Class I	14,978,296	17,543,530	14,370,339	15,686,356	13,363,611	13,353,618	9,520,553	7,903,032
Class R1	358,308	454,348	1,027,258	1,359,461	883,981	1,472,799	625,251	729,171
Class R2	2,102,707	2,994,891	5,813,812	7,906,835	6,163,426	8,250,941	2,801,149	3,261,485
Class R3	3,623,914	5,002,912	12,752,047	15,475,717	8,199,347	10,834,512	4,665,815	5,674,293
Class R4	7,544,576	10,298,525	11,296,581	16,766,582	12,830,557	14,251,187	6,394,276	5,212,860
Class 529A	5,240,037	6,233,349	11,039,208	12,612,161	12,655,147	13,675,147	7,307,911	7,369,808
Class 529B	149,646	252,344	298,340	489,830	403,450	556,293	145,860	204,523
Class 529C	1,235,864	1,619,464	2,748,684	3,591,912	2,647,081	3,254,451	1,123,008	1,331,872
Total	$100,086,864	$128,695,165	$247,398,416	$296,357,134	$238,946,554	$273,128,441	$88,421,193	$85,858,612

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

For MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, and MFS Growth Allocation Fund, the investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $625,578 for the MFS Growth Allocation Fund, and is included in the reduction of total expenses in the Statements of Operations. For the year ended May 31, 2020, actual operating expenses for the MFS Conservative Allocation Fund and for the MFS Moderate Allocation Fund did not exceed the limit and therefore, the investment adviser did not pay any portion of the funds’ expenses related to these agreements.

The investment adviser has agreed in writing to pay a portion of the MFS Aggressive Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $507,106 and is included in the reduction of total expenses in the Statements of Operations.

Notes to Financial Statements – continued

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:

	Class A	Class 529A
MFS Conservative Allocation Fund	$519,562	$46,201
MFS Moderate Allocation Fund	1,045,220	119,839
MFS Growth Allocation Fund	1,180,186	183,752
MFS Aggressive Growth Allocation Fund	454,503	157,597

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$3,416,447
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	7,900,548
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	7,423,078
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	2,302,553

	Class B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$816,485
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,866,839
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,596,241
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	491,318

	Class C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$5,439,833
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	9,159,239
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	7,217,274
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,312,216

	Class R1

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$124,287
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	257,756
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	213,396
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	154,905

	Class R2

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$311,182
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	665,228
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	667,213
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	306,418

Notes to Financial Statements – continued

	Class R3

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$256,234
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	667,396
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	414,557
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	240,863

	Class 529A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$375,867
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	604,830
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	642,951
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	380,446

	Class 529B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.84%	$45,638
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.88%	71,292
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	100,295
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	36,816

	Class 529C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.99%	$439,743
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	707,012
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	613,681
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	264,492

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$11,225,716	$21,900,140	$18,888,686	$6,490,027

(d)

In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$16,248	$85,575	$70,874	$35,018
Class B	791	2,856	3,001	1,506
Class C	1,617	4,840	7,512	2,306
Class R1	—	1	11	—
Class R2	49	306	470	3
Class 529A	20,541	18,058	26,426	15,704
Class 529B	365	496	460	125
Class 529C	3,986	3,136	4,123	2,922

For the MFS Conservative Allocation Fund, for the period from March 1, 2020 through May 31, 2020, and for the MFS Moderate Allocation Fund, for the period from April 1, 2020 through May 31, 2020, the 0.75% distribution fee was not imposed for Class 529B shares of each fund due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

CDSC Imposed	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$14,065	$12,586	$12,906	$4,407
Class B	51,941	136,770	116,526	38,033
Class C	44,607	69,876	66,923	31,614
Class 529B	858	2,404	7,467	2,260
Class 529C	618	593	1,093	329

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2020, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$75,174	$120,966	$128,590	$76,089
Class 529B	2,697	4,002	5,014	1,841
Class 529C	21,987	35,348	30,681	13,223
Total Program Manager Fees	$99,858	$160,316	$164,285	$91,153

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2020, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Percentage of average daily net assets	0.0006%	0.0003%	0.0003%	0.0009%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Other – These funds and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

$1,241	$2,748	$2,570	$955

MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended May 31, 2020, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated to the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$366,180,481	$417,941,119	$196,486,679	$105,108,655
Sales	$396,533,270	$768,256,766	$435,318,752	$141,508,219

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund

	Year ended 5/31/20		Year ended 5/31/19		Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	17,767,890	$280,516,970	11,247,794	$172,189,047	22,364,662	$401,359,896	18,848,647	$330,523,324

Class B	184,283	2,860,968	395,766	6,016,417	169,946	3,018,628	652,022	11,292,165

Class C	6,015,830	93,916,198	4,708,589	70,936,299	6,356,099	112,813,206	6,222,515	107,163,097

Class I	10,661,179	166,144,995	7,415,078	114,320,938	6,132,421	112,261,977	6,002,432	106,920,584

Class R1	246,476	3,765,576	171,334	2,505,961	185,486	3,177,286	232,137	3,923,567

Class R2	880,783	13,535,427	1,379,185	20,426,894	868,578	15,458,949	1,104,945	18,945,640

Class R3	1,809,702	28,586,321	1,909,472	29,062,232	3,304,080	59,266,545	2,928,153	51,205,205

Class R4	6,993,607	110,692,186	5,317,873	81,052,760	5,251,520	93,745,729	4,402,483	77,022,038

Class 529A	4,610,433	72,422,152	4,615,377	70,059,530	3,784,521	67,559,275	3,705,337	64,367,007

Class 529B	136,723	2,126,717	198,508	2,947,631	103,613	1,819,476	140,598	2,415,694
Class 529C	1,240,039	19,194,642	1,546,627	23,037,095	918,874	16,208,077	1,238,526	21,100,878
	50,546,945	$793,762,152	38,905,603	$592,554,804	49,439,800	$886,689,044	45,477,795	$794,879,199

Shares issued to shareholders in reinvestment of distributions

Class A	2,861,638	$45,731,722	3,891,697	$56,643,994	7,607,124	$140,320,952	9,879,928	$159,659,934

Class B	129,578	2,074,171	268,940	3,867,917	374,146	6,872,822	690,219	10,917,735

Class C	904,422	14,308,836	1,416,730	20,173,157	1,860,008	33,869,829	2,746,313	43,112,755

Class I	717,871	11,557,477	918,936	13,521,940	595,405	11,125,090	742,462	12,192,865

Class R1	23,125	358,308	32,550	454,348	57,763	1,027,258	88,469	1,359,390

Class R2	128,515	1,996,686	197,386	2,783,697	307,835	5,557,880	469,505	7,398,652

Class R3	228,714	3,623,914	346,841	5,002,621	697,097	12,752,047	965,003	15,474,867

Class R4	429,329	6,851,960	673,693	9,806,915	530,307	9,754,679	978,106	15,809,460

Class 529A	329,809	5,239,784	430,870	6,233,278	601,671	11,038,896	785,284	12,612,161

Class 529B	9,525	149,646	17,834	252,330	16,440	298,340	31,291	489,074
Class 529C	78,863	1,235,764	114,998	1,619,464	152,735	2,748,684	231,431	3,591,912
	5,841,389	$93,128,268	8,310,475	$120,359,661	12,800,531	$235,366,477	17,608,011	$282,618,805

Shares reacquired

Class A	(15,749,875)	$(246,623,081)	(16,591,042)	$(253,913,400)	(26,943,541)	$(480,475,483)	(27,494,240)	$(482,087,445)

Class B	(2,400,946)	(37,660,195)	(2,128,596)	(32,364,567)	(4,230,041)	(74,944,401)	(3,781,568)	(65,517,519)

Class C	(7,638,573)	(118,346,006)	(8,351,356)	(125,895,999)	(11,983,835)	(210,596,363)	(12,143,145)	(209,220,461)

Class I	(10,109,138)	(158,281,667)	(7,712,592)	(116,995,712)	(5,189,826)	(93,325,251)	(6,023,912)	(106,293,449)

Class R1	(294,042)	(4,506,213)	(289,104)	(4,290,783)	(399,257)	(6,916,905)	(361,451)	(6,049,047)

Class R2	(1,661,641)	(25,587,773)	(2,079,281)	(30,638,610)	(2,053,177)	(36,419,402)	(3,121,308)	(53,641,154)

Class R3	(2,685,221)	(41,925,662)	(2,936,062)	(44,365,863)	(7,224,797)	(127,825,506)	(5,982,734)	(104,185,445)

Class R4	(4,405,117)	(70,081,741)	(7,040,601)	(103,512,993)	(3,741,694)	(67,001,944)	(9,074,999)	(151,477,708)

Class 529A	(4,632,383)	(72,966,813)	(4,281,443)	(65,014,017)	(3,938,669)	(70,784,473)	(4,053,477)	(70,574,642)

Class 529B	(285,507)	(4,426,814)	(291,080)	(4,350,142)	(225,835)	(4,009,780)	(286,577)	(4,866,705)
Class 529C	(1,536,617)	(23,384,612)	(1,533,390)	(22,764,716)	(1,550,616)	(26,475,918)	(1,602,483)	(27,162,860)
	(51,399,060)	$(803,790,577)	(53,234,547)	$(804,106,802)	(67,481,288)	$(1,198,775,426)	(73,925,894)	$(1,281,076,435)

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued

	Year ended 5/31/20		Year ended 5/31/19		Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change

Class A	4,879,653	$79,625,611	(1,451,551)	$(25,080,359)	3,028,245	$61,205,365	1,234,335	$8,095,813

Class B	(2,087,085)	(32,725,056)	(1,463,890)	(22,480,233)	(3,685,949)	(65,052,951)	(2,439,327)	(43,307,619)

Class C	(718,321)	(10,120,972)	(2,226,037)	(34,786,543)	(3,767,728)	(63,913,328)	(3,174,317)	(58,944,609)

Class I	1,269,912	19,420,805	621,422	10,847,166	1,538,000	30,061,816	720,982	12,820,000

Class R1	(24,441)	(382,329)	(85,220)	(1,330,474)	(156,008)	(2,712,361)	(40,845)	(766,090)

Class R2	(652,343)	(10,055,660)	(502,710)	(7,428,019)	(876,764)	(15,402,573)	(1,546,858)	(27,296,862)

Class R3	(646,805)	(9,715,427)	(679,749)	(10,301,010)	(3,223,620)	(55,806,914)	(2,089,578)	(37,505,373)

Class R4	3,017,819	47,462,405	(1,049,035)	(12,653,318)	2,040,133	36,498,464	(3,694,410)	(58,646,210)

Class 529A	307,859	4,695,123	764,804	11,278,791	447,523	7,813,698	437,144	6,404,526

Class 529B	(139,259)	(2,150,451)	(74,738)	(1,150,181)	(105,782)	(1,891,964)	(114,688)	(1,961,937)
Class 529C	(217,715)	(2,954,206)	128,235	1,891,843	(479,007)	(7,519,157)	(132,526)	(2,470,070)
	4,989,274	$83,099,843	(6,018,469)	$(91,192,337)	(5,240,957)	$(76,719,905)	(10,840,088)	$(203,578,431)

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund

	Year ended 5/31/20		Year ended 5/31/19		Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	16,964,557	$351,755,022	15,138,890	$308,220,750	6,359,443	$148,247,342	5,236,894	$120,732,984

Class B	44,425	941,621	546,224	11,057,805	17,042	395,307	250,463	5,718,259

Class C	5,543,612	112,797,221	4,655,082	93,234,038	2,494,103	56,373,562	1,839,580	41,356,466

Class I	6,498,049	137,930,128	4,950,255	101,749,384	2,896,996	69,705,103	2,854,662	65,654,604

Class R1	142,203	2,848,859	168,467	3,301,527	65,885	1,483,465	101,533	2,231,527

Class R2	734,076	14,782,580	797,491	15,921,895	475,221	10,970,235	523,200	11,789,625

Class R3	1,343,534	28,086,686	1,321,370	27,062,233	933,537	21,625,472	876,922	20,068,918

Class R4	3,818,312	79,388,651	3,287,873	66,759,955	2,266,309	53,105,070	1,957,167	44,474,804

Class 529A	2,766,213	57,070,560	2,611,977	52,684,155	1,377,747	31,542,770	1,179,498	27,041,771

Class 529B	45,724	934,652	92,376	1,843,144	1,982	47,983	34,984	788,670
Class 529C	470,627	9,556,769	564,730	11,116,841	211,713	4,895,956	207,708	4,678,943
	38,371,332	$796,092,749	34,134,735	$692,951,727	17,099,978	$398,392,265	15,062,611	$344,536,571

Shares issued to shareholders in reinvestment of distributions

Class A	6,473,770	$141,322,366	8,691,032	$156,525,537	1,713,317	$43,089,927	2,030,603	$40,896,352

Class B	284,043	6,169,440	531,584	9,515,307	78,166	1,942,426	119,912	2,386,256

Class C	1,366,359	29,281,075	2,001,210	35,401,415	374,645	9,197,543	465,821	9,172,009

Class I	459,961	10,132,946	530,549	9,634,775	255,451	6,534,435	255,411	5,225,703

Class R1	42,155	883,981	85,084	1,472,799	25,880	625,251	37,625	729,171

Class R2	282,283	6,018,278	454,029	7,990,914	109,794	2,702,021	158,540	3,126,405

Class R3	379,073	8,199,347	607,316	10,834,512	187,082	4,665,815	284,141	5,674,293

Class R4	526,301	11,468,094	737,115	13,245,955	224,951	5,671,012	237,679	4,796,364

Class 529A	584,853	12,655,147	765,560	13,672,902	292,752	7,307,079	368,663	7,369,594

Class 529B	18,791	403,450	31,411	556,293	5,944	145,860	10,408	204,523
Class 529C	125,394	2,647,073	186,450	3,253,558	46,481	1,122,978	68,728	1,331,872
	10,542,983	$229,181,197	14,621,340	$262,103,967	3,314,463	$83,004,347	4,037,531	$80,912,542

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Growth Allocation Fund – continued

	Year ended 5/31/20		Year ended 5/31/19		Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired

Class A	(21,047,313)	$(435,278,547)	(19,755,492)	$(403,638,669)	(5,991,736)	$(140,943,679)	(5,733,226)	$(133,460,526)

Class B	(2,963,735)	(60,988,307)	(2,619,298)	(52,969,870)	(626,418)	(14,493,165)	(681,094)	(15,532,783)

Class C	(8,383,637)	(170,228,420)	(8,101,489)	(162,296,957)	(2,428,148)	(56,018,476)	(2,266,280)	(51,175,676)

Class I	(4,395,486)	(89,290,841)	(3,151,975)	(63,884,929)	(2,786,497)	(65,202,379)	(1,879,208)	(43,765,380)

Class R1	(392,938)	(7,863,082)	(588,674)	(11,471,258)	(217,609)	(5,018,561)	(121,519)	(2,733,676)

Class R2	(1,865,799)	(37,982,178)	(2,124,667)	(41,906,817)	(951,975)	(21,901,836)	(917,049)	(20,707,314)

Class R3	(2,946,435)	(61,490,784)	(3,230,880)	(64,338,526)	(1,631,807)	(38,755,584)	(2,743,982)	(61,512,686)

Class R4	(2,981,918)	(61,286,577)	(3,566,526)	(70,288,876)	(1,338,976)	(31,849,451)	(1,292,895)	(29,269,235)

Class 529A	(2,730,280)	(56,954,215)	(2,624,563)	(53,057,990)	(1,365,549)	(32,414,064)	(1,403,103)	(32,033,223)

Class 529B	(177,510)	(3,654,445)	(163,032)	(3,271,853)	(69,119)	(1,601,953)	(73,213)	(1,631,168)
Class 529C	(850,876)	(16,659,849)	(1,104,664)	(21,761,656)	(527,485)	(10,964,259)	(402,262)	(8,903,712)
	(48,735,927)	$(1,001,677,245)	(47,031,260)	$(948,887,401)	(17,935,319)	$(419,163,407)	(17,513,831)	$(400,725,379)

Net change

Class A	2,391,014	$57,798,841	4,074,430	$61,107,618	2,081,024	$50,393,590	1,534,271	$28,168,810

Class B	(2,635,267)	(53,877,246)	(1,541,490)	(32,396,758)	(531,210)	(12,155,432)	(310,719)	(7,428,268)

Class C	(1,473,666)	(28,150,124)	(1,445,197)	(33,661,504)	440,600	9,552,629	39,121	(647,201)

Class I	2,562,524	58,772,233	2,328,829	47,499,230	365,950	11,037,159	1,230,865	27,114,927

Class R1	(208,580)	(4,130,242)	(335,123)	(6,696,932)	(125,844)	(2,909,845)	17,639	227,022

Class R2	(849,440)	(17,181,320)	(873,147)	(17,994,008)	(366,960)	(8,229,580)	(235,309)	(5,791,284)

Class R3	(1,223,828)	(25,204,751)	(1,302,194)	(26,441,781)	(511,188)	(12,464,297)	(1,582,919)	(35,769,475)

Class R4	1,362,695	29,570,168	458,462	9,717,034	1,152,284	26,926,631	901,951	20,001,933

Class 529A	620,786	12,771,492	752,974	13,299,067	304,950	6,435,785	145,058	2,378,142

Class 529B	(112,995)	(2,316,343)	(39,245)	(872,416)	(61,193)	(1,408,110)	(27,821)	(637,975)
Class 529C	(254,855)	(4,456,007)	(353,484)	(7,391,257)	(269,291)	(4,945,325)	(125,826)	(2,892,897)
	178,388	$23,596,701	1,724,815	$6,168,293	2,479,122	$62,233,205	1,586,311	$24,723,734

Class T shares were not publicly available for sale during the period. Please see each fund’s prospectus for details.

Effective June 1, 2019, purchases of each fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$16,036	$29,539	$26,091	$9,999
Interest Expense	1,355	—	—	—

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

	MFS Conservative Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$54,594,424	$17,936,407	$1,339,778	$(879,370)	$(10,781,703)	$59,529,980
MFS Emerging Markets Debt Fund	85,815,845	10,398,277	3,336,145	(133,025)	(1,255,537)	91,489,415
MFS Emerging Markets Debt Local Currency Fund (a)	56,833,136	9,938,621	3,690,741	(608,131)	(367,674)	62,105,211
MFS Global Bond Fund	143,594,334	15,026,522	13,677,720	(1,939,005)	5,199,542	148,203,673
MFS Global Real Estate Fund	56,789,322	15,209,591	4,957,981	202,427	(6,045,153)	61,198,206
MFS Government Securities Fund	287,644,533	40,008,659	58,707,470	74,226	17,198,968	286,218,916
MFS Growth Fund	168,855,811	19,177,373	38,469,233	13,820,944	23,723,801	187,108,696
MFS High Income Fund	142,294,143	18,688,992	6,676,742	(655,287)	(2,732,675)	150,918,431
MFS Inflation-Adjusted Bond Fund	288,807,931	32,226,264	43,013,458	4,131	14,559,113	292,583,981
MFS Institutional Money Market Portfolio	1,939,958	117,311,350	119,250,541	(462)	—	305
MFS International Growth Fund	55,941,628	11,696,858	8,428,088	418,831	1,847,254	61,476,483
MFS International Intrinsic Value Fund	56,317,093	11,613,582	9,116,594	(41,498)	3,572,372	62,344,955
MFS Limited Maturity Fund	285,635,602	36,867,248	29,814,724	(798,677)	2,384,121	294,273,570
MFS Mid Cap Growth Fund	113,733,540	16,616,274	23,032,296	6,150,756	14,977,550	128,445,824
MFS Mid Cap Value Fund	110,272,593	38,108,165	18,753,346	(292,475)	(2,611,588)	126,723,349
MFS New Discovery Fund	27,804,055	9,179,586	8,580,031	524,838	3,740,867	32,669,315
MFS New Discovery Value Fund	27,236,038	12,366,467	6,423,828	(355,958)	(952,792)	31,869,927
MFS Research Fund	167,550,031	33,485,433	31,304,202	1,586,145	15,350,412	186,667,819
MFS Research International Fund	111,973,507	22,048,495	13,813,571	728,032	3,612,621	124,549,084
MFS Total Return Bond Fund	431,573,001	40,616,605	47,740,475	174,543	20,118,862	444,742,536
MFS Value Fund	166,824,657	42,378,637	25,656,843	2,643,276	(422,616)	185,767,111
	$2,842,031,182	$570,899,406	$515,783,807	$20,624,261	$101,115,745	$3,018,886,787

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$1,134,537	$—
MFS Emerging Markets Debt Fund	4,173,814	—
MFS Emerging Markets Debt Local Currency Fund (a)	1,780,717	—
MFS Global Bond Fund	3,481,121	—
MFS Global Real Estate Fund	3,362,933	—
MFS Government Securities Fund	7,261,165	—
MFS Growth Fund	—	2,986,917
MFS High Income Fund	7,466,371	—
MFS Inflation-Adjusted Bond Fund	6,765,470	—
MFS Institutional Money Market Portfolio	25,686	—
MFS International Growth Fund	709,371	241,185
MFS International Intrinsic Value Fund	753,613	1,816,159
MFS Limited Maturity Fund	8,067,352	—
MFS Mid Cap Growth Fund	—	1,008,913
MFS Mid Cap Value Fund	1,865,465	1,032,077
MFS New Discovery Fund	713,489	1,401,751
MFS New Discovery Value Fund	746,222	774,957
MFS Research Fund	2,408,611	4,926,417
MFS Research International Fund	2,503,411	—
MFS Total Return Bond Fund	13,510,656	—
MFS Value Fund	4,174,593	2,340,293
	$70,904,597	$16,528,669

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$154,088,353	$34,583,920	$4,200,288	$(4,362,776)	$(27,067,260)	$153,041,949
MFS Emerging Markets Debt Fund	163,273,168	14,803,460	13,527,867	(697,742)	(2,185,980)	161,665,039
MFS Emerging Markets Debt Local Currency Fund (a)	106,124,816	9,641,996	4,140,809	(558,753)	(1,404,245)	109,663,005
MFS Global Bond Fund	270,899,820	22,710,601	41,134,642	(6,104,514)	11,739,523	258,110,788
MFS Global Real Estate Fund	164,393,483	32,354,974	18,198,220	1,020,900	(18,306,794)	161,264,343
MFS Government Securities Fund	541,667,330	56,019,039	138,028,727	(116,201)	31,892,869	491,434,310
MFS Growth Fund	434,157,611	15,697,895	82,900,848	44,890,574	46,287,527	458,132,759
MFS High Income Fund	271,388,203	23,810,345	19,681,186	(2,327,903)	(4,463,087)	268,726,372
MFS Inflation-Adjusted Bond Fund	382,147,360	30,847,320	67,017,297	117,242	18,145,092	364,239,717
MFS Institutional Money Market Portfolio	1,744,726	128,304,428	126,929,573	(700)	(121)	3,118,760
MFS International Growth Fund	161,243,895	15,219,797	16,681,989	2,208,862	3,746,429	165,736,994
MFS International Intrinsic Value Fund	162,750,224	15,956,239	19,770,123	1,304,477	7,425,113	167,665,930
MFS International New Discovery Fund	53,801,749	9,318,434	4,806,446	79,385	(1,002,107)	57,391,015
MFS Mid Cap Growth Fund	384,959,391	20,838,709	59,715,905	25,628,373	41,929,847	413,640,415
MFS Mid Cap Value Fund	369,807,629	77,857,648	40,210,474	3,534,756	(14,435,210)	396,554,349
MFS New Discovery Fund	80,515,743	15,624,846	15,267,782	1,315,456	9,854,228	92,042,491
MFS New Discovery Value Fund	77,930,749	23,941,325	11,525,055	147,583	(4,219,614)	86,274,988
MFS Research Fund	430,136,229	41,487,588	59,815,044	5,578,304	34,422,276	451,809,353
MFS Research International Fund	322,451,325	28,670,888	29,469,278	2,976,265	8,522,054	333,151,254
MFS Total Return Bond Fund	437,415,509	34,949,907	74,974,023	(531,900)	19,845,517	416,705,010
MFS Value Fund	427,540,047	56,959,446	47,391,871	10,066,433	(6,758,493)	440,415,562
	$5,398,437,360	$709,598,805	$895,387,447	$84,168,121	$153,967,564	$5,450,784,403

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$3,155,755	$—
MFS Emerging Markets Debt Fund	7,767,112	—
MFS Emerging Markets Debt Local Currency Fund (a)	3,255,094	—
MFS Global Bond Fund	6,470,573	—
MFS Global Real Estate Fund	9,471,641	—
MFS Government Securities Fund	13,456,057	—
MFS Growth Fund	—	7,505,700
MFS High Income Fund	13,867,026	—
MFS Inflation-Adjusted Bond Fund	8,838,576	—
MFS Institutional Money Market Portfolio	44,196	—
MFS International Growth Fund	1,989,320	676,367
MFS International Intrinsic Value Fund	2,117,249	5,102,433
MFS International New Discovery Fund	770,231	847,266
MFS Mid Cap Growth Fund	—	3,300,173
MFS Mid Cap Value Fund	6,094,580	3,371,855
MFS New Discovery Fund	1,988,848	3,907,375
MFS New Discovery Value Fund	2,090,170	2,187,998
MFS Research Fund	6,005,136	12,282,509
MFS Research International Fund	7,015,099	—
MFS Total Return Bond Fund	13,406,850	—
MFS Value Fund	10,377,509	5,833,647
	$118,181,022	$45,015,323

Notes to Financial Statements – continued

	MFS Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$182,325,116	$32,011,421	$480,649	$(288,022)	$(37,634,580)	$175,933,286
MFS Emerging Markets Debt Fund	145,076,152	14,902,393	14,626,938	(1,358,266)	(2,425,186)	141,568,155
MFS Emerging Markets Debt Local Currency Fund (a)	94,081,740	9,281,529	4,761,998	(650,798)	(2,019,379)	95,931,094
MFS Emerging Markets Equity Fund	45,887,632	6,763,519	572,392	17,888	(5,126,946)	46,969,701
MFS Global Bond Fund	96,308,089	9,250,187	16,636,665	(3,380,566)	4,724,311	90,265,356
MFS Global Real Estate Fund	198,065,141	24,630,703	12,075,159	1,693,268	(22,851,003)	189,462,950
MFS Growth Fund	542,711,851	10,329,471	99,275,847	58,008,270	48,493,507	560,267,252
MFS High Income Fund	240,878,355	25,936,464	20,773,967	(3,110,512)	(4,824,401)	238,105,939
MFS Inflation-Adjusted Bond Fund	242,758,781	20,920,685	38,294,353	(735,973)	12,428,355	237,077,495
MFS Institutional Money Market Portfolio	11,732,270	121,754,174	122,775,507	121	(315)	10,710,743
MFS International Growth Fund	243,046,863	6,761,693	12,737,279	324,368	6,553,935	243,949,580
MFS International Intrinsic Value Fund	245,634,900	12,444,776	22,472,288	538,700	10,481,891	246,627,979
MFS International New Discovery Fund	96,443,387	14,229,728	6,178,364	(246,905)	(2,130,446)	102,117,400
MFS Mid Cap Growth Fund	450,678,683	4,955,331	53,583,820	27,947,740	45,691,333	475,689,267
MFS Mid Cap Value Fund	429,761,038	59,680,492	22,258,118	681,577	(14,420,173)	453,444,816
MFS New Discovery Fund	97,596,153	18,673,420	19,004,337	872,119	11,259,455	109,396,810
MFS New Discovery Value Fund	93,565,264	21,687,321	7,187,623	(469,671)	(5,006,223)	102,589,068
MFS Research Fund	389,967,978	17,564,549	35,547,912	2,516,529	29,709,933	404,211,077
MFS Research International Fund	339,364,007	18,501,373	24,171,171	763,775	7,827,442	342,285,426
MFS Total Return Bond Fund	145,903,471	13,650,735	28,130,723	(1,163,223)	6,374,339	136,634,599
MFS Value Fund	531,827,882	40,097,390	33,079,479	3,717,388	(4,086,225)	538,476,956
	$4,863,614,753	$504,027,354	$594,624,589	$85,677,807	$83,019,624	$4,941,714,949

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$3,683,005	$—
MFS Emerging Markets Debt Fund	6,928,389	—
MFS Emerging Markets Debt Local Currency Fund (a)	4,924,955	—
MFS Emerging Markets Equity Fund	989,877	—
MFS Global Bond Fund	2,158,152	137,401
MFS Global Real Estate Fund	11,425,998	—
MFS Growth Fund	—	9,358,531
MFS High Income Fund	10,372,304	—
MFS Inflation-Adjusted Bond Fund	5,611,918	—
MFS Institutional Money Market Portfolio	186,162	—
MFS International Growth Fund	2,755,891	1,274,659
MFS International Intrinsic Value Fund	3,030,369	7,882,857
MFS International New Discovery Fund	2,925,891	—
MFS Mid Cap Growth Fund	—	3,841,706
MFS Mid Cap Value Fund	5,863,596	5,197,384
MFS New Discovery Fund	—	7,113,418
MFS New Discovery Value Fund	948,016	4,220,803
MFS Research Fund	9,713,524	6,875,033
MFS Research International Fund	7,432,847	—
MFS Total Return Bond Fund	4,473,327	—
MFS Value Fund	12,828,088	7,288,231
	$96,252,309	$53,190,023

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$87,849,521	$19,794,668	$4,260,410	$(3,574,545)	$(14,820,509)	$84,988,725
MFS Emerging Markets Equity Fund	35,362,834	6,093,668	3,227,558	71,514	(3,914,617)	34,385,841
MFS Global Real Estate Fund	90,684,955	16,846,321	8,505,617	367,887	(11,370,757)	88,022,789
MFS Growth Fund	231,392,414	8,878,770	38,910,177	20,528,578	28,345,282	250,234,867
MFS Institutional Money Market Portfolio	255,445	49,856,441	47,722,654	(642)	—	2,388,590
MFS International Growth Fund	142,264,568	6,789,224	6,441,648	(98,326)	4,184,211	146,698,029
MFS International Intrinsic Value Fund	143,047,824	11,389,008	10,833,473	(670,425)	8,076,555	151,009,489
MFS International New Discovery Fund	71,668,941	8,020,161	2,703,616	34,689	(2,549,451)	74,470,724
MFS Mid Cap Growth Fund	179,761,816	8,231,165	22,506,387	7,826,054	22,418,390	195,731,038
MFS Mid Cap Value Fund	174,800,608	24,431,286	7,006,483	300,518	(9,628,560)	182,897,369
MFS New Discovery Fund	43,984,656	6,095,427	5,459,868	290,130	4,987,342	49,897,687
MFS New Discovery Value Fund	43,221,367	9,525,827	3,192,031	126,295	(3,854,198)	45,827,260
MFS Research Fund	159,379,697	8,470,112	12,614,950	521,025	12,595,743	168,351,627
MFS Research International Fund	142,689,177	8,225,216	7,488,169	43,071	3,463,384	146,932,679
MFS Value Fund	229,535,507	16,530,715	8,357,832	170,870	(2,266,429)	235,612,831
	$1,775,899,330	$209,178,009	$189,230,873	$25,936,693	$35,666,386	$1,857,449,545

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$1,862,095	$—
MFS Emerging Markets Equity Fund	764,490	—
MFS Global Real Estate Fund	5,498,955	—
MFS Growth Fund	—	4,102,942
MFS Institutional Money Market Portfolio	10,783	—
MFS International Growth Fund	1,797,356	611,099
MFS International Intrinsic Value Fund	1,917,676	4,621,480
MFS International New Discovery Fund	1,042,554	1,146,819
MFS Mid Cap Growth Fund	—	1,599,121
MFS Mid Cap Value Fund	2,963,192	1,639,400
MFS New Discovery Fund	1,113,800	2,188,219
MFS New Discovery Value Fund	1,175,012	1,228,598
MFS Research Fund	2,289,868	4,683,547
MFS Research International Fund	3,166,669	—
MFS Value Fund	5,582,966	3,217,055
	$29,185,416	$25,038,280

(a)

Amounts reflect the impact of a return of capital distribution adjustment which has the effect of reducing dividend income and increasing realized gain (loss) and/or change in unrealized appreciation (depreciation).

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of each fund’s investments and each fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (collectively referred to as the “MFS Asset Allocation Funds”) (four of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolios of investments, as of May 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the MFS Asset Allocation Funds (four of the funds constituting MFS Series Trust X) at May 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the MFS Asset Allocation Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Joseph Flaherty

Natalie Shapiro

Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Each fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Each fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of each fund. Liquidity risk is the risk that each fund could not meet requests to redeem shares issued by each fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage each fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted each fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in each fund may be subject, can be found in each fund’s prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The funds below designated the following amounts as capital gain dividends paid during the fiscal year:

Capital Gains
MFS Conservative Allocation Fund	$41,722,000
MFS Moderate Allocation Fund	157,434,000
MFS Growth Allocation Fund	174,863,000
MFS Aggressive Growth Allocation Fund	73,432,000

For corporate shareholders, the percentages of the ordinary income dividends paid during the fiscal year that qualify for the corporate dividends received deduction are as follows:

Dividends Received Deductions
MFS Conservative Allocation Fund	12.59%
MFS Moderate Allocation Fund	19.55%
MFS Growth Allocation Fund	29.45%
MFS Aggressive Growth Allocation Fund	44.54%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

MFS® Blended Research®

Growth Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRW-ANN

MFS® Blended Research® Growth Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	9.6%
Apple, Inc.	8.2%
Amazon.com, Inc.	6.2%
Facebook, Inc., “A”	4.5%
Mastercard, Inc., “A”	2.5%
Adobe Systems, Inc.	2.4%
Alphabet, Inc., “C”	2.3%
Alphabet, Inc., “A”	2.2%
Eli Lilly & Co.	2.0%
NVIDIA Corp.	1.8%

GICS sectors (g)
Information Technology	40.0%
Consumer Discretionary	15.1%
Health Care	15.0%
Communication Services	13.4%
Industrials	7.4%
Consumer Staples	3.8%
Financials	1.8%
Utilities	1.2%
Real Estate	1.0%
Materials	0.9%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Blended Research Growth Equity Fund (fund) provided a total return of 24.34%, at net asset value. This compares with a return of 26.25% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Detractors from Performance

Stock selection within the consumer discretionary, real estate and financials sectors detracted from performance relative to the Russell® 1000 Growth Index. Within the consumer discretionary sector, not owning shares of electric vehicle manufacturer Tesla weakened relative performance as the company reported solid earnings results that met expectations, and free cash flow that was larger than estimated. The fund’s

3

Management Review – continued

overweight holdings of fitness centers operator Planet Fitness (h), and an underweight position in internet retailer Amazon.com, further held back relative results. The share price of Amazon appreciated after the company reported revenue results that were above consensus estimates, driven by strong performance in its Amazon web services segment. Additionally, the company benefited as millions of customers turned to online deliveries as a way of limiting the spread of the new coronavirus. Although the real estate sector was a top-detracting sector, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period. Within the financials sector, holdings of insurance company MetLife (b) held back relative performance. Despite reporting better-than-expected financial results, MetLife’s share price suffered due to the impact that the current low-interest-rate environment may have on its investment income.

Elsewhere, the fund’s holdings of agricultural equipment and related replacement parts distributor AGCO (b) hurt relative performance. The fund’s underweight positions in strong-performing computer graphics processors maker NVIDIA, network equipment company Cisco Systems and computer and personal electronics maker Apple weighed on relative performance, as all three companies outperformed the benchmark during the reporting period. The fund’s overweight holdings of hospital operator HCA Healthcare and US natural gas transmission company Equitrans Midstream (h) further weakened relative results.

Contributors to Performance

A combination of security selection and an underweight position in the industrials sector benefited relative performance. Here, an underweight position in aerospace company Boeing (h) aided relative performance. The stock price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.

Security selection within the information technology sector also contributed to relative returns. Stocks that led the way in this sector included the fund’s overweight positions in global enterprise cloud communications and collaboration solutions provider RingCentral, enterprise cloud computing solutions provider ServiceNow, software company Adobe Systems, identity management services provider Okta, software giant Microsoft and semiconductor chips and electronics engineering solutions provider Applied Materials. Not owning shares of underperforming cloud-based human capital management services provider Automatic Data Processing further supported relative returns.

Within other sectors, not owning shares of beverage maker Coca-Cola, and the timing of the fund’s ownership in shares of hotel operator Marriott International (h), bolstered relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	24.34%	13.31%
B	9/15/15	23.42%	12.47%
C	9/15/15	23.44%	12.46%
I	9/15/15	24.71%	13.60%
R1	9/15/15	23.34%	12.46%
R2	9/15/15	24.10%	13.03%
R3	9/15/15	24.35%	13.32%
R4	9/15/15	24.60%	13.59%
R6	9/15/15	24.78%	13.68%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		26.25%	16.56%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		17.19%	11.90%
B With CDSC (Declining over six years from 4% to 0%) (v)		19.42%	12.20%
C With CDSC (1% for 12 months) (v)		22.44%	12.46%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2019 through May 31, 2020
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.74%	$1,000.00	$1,082.49	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
B	Actual	1.49%	$1,000.00	$1,077.64	$7.74
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
C	Actual	1.49%	$1,000.00	$1,077.69	$7.74
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
I	Actual	0.49%	$1,000.00	$1,083.48	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
R1	Actual	1.49%	$1,000.00	$1,077.67	$7.74
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
R2	Actual	0.99%	$1,000.00	$1,080.77	$5.15
	Hypothetical (h)	0.99%	$1,000.00	$1,020.05	$5.00
R3	Actual	0.74%	$1,000.00	$1,082.39	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
R4	Actual	0.49%	$1,000.00	$1,083.34	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
R6	Actual	0.38%	$1,000.00	$1,083.50	$1.98
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.6%
Aerospace - 3.0%
Honeywell International, Inc.	12,376	$1,805,040
Huntington Ingalls Industries, Inc.	2,695	538,703
Leidos Holdings, Inc.	21,442	2,257,628
Lockheed Martin Corp.	1,246	483,996
Northrop Grumman Corp.	3,693	1,237,894

		$6,323,261
Apparel Manufacturers - 0.1%
Skechers USA, Inc., “A” (a)	5,535	$173,356

Automotive - 0.9%
Copart, Inc. (a)	7,569	$676,593
Lear Corp.	11,127	1,180,018

		$1,856,611
Biotechnology - 3.5%
Biogen, Inc. (a)	8,543	$2,623,470
Illumina, Inc. (a)	7,197	2,612,871
Incyte Corp. (a)	15,648	1,594,688
Regeneron Pharmaceuticals, Inc. (a)	697	427,128

		$7,258,157
Broadcasting - 0.3%
Netflix, Inc. (a)	1,604	$673,247

Business Services - 4.3%
Accenture PLC, “A”	9,181	$1,851,073
Fidelity National Information Services, Inc.	18,964	2,632,772
Fiserv, Inc. (a)	25,207	2,691,351
Global Payments, Inc.	8,085	1,451,177
Verisk Analytics, Inc., “A”	2,089	360,729

		$8,987,102
Cable TV - 1.4%
Charter Communications, Inc., “A” (a)	5,216	$2,837,504

Chemicals - 0.6%
Eastman Chemical Co.	17,326	$1,179,554

Computer Software - 14.8%
Adobe Systems, Inc. (a)	12,722	$4,918,325

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Akamai Technologies, Inc. (a)	2,329	$246,408
Atlassian Corp. PLC, “A” (a)	791	146,572
DocuSign, Inc. (a)	2,847	397,840
Microsoft Corp.	108,101	19,809,508
Okta, Inc. (a)	8,241	1,611,775
Oracle Corp.	4,840	260,247
RingCentral, Inc. (a)	7,532	2,065,651
VeriSign, Inc. (a)	5,380	1,178,274

		$30,634,600
Computer Software - Systems - 10.2%
Apple, Inc.	53,446	$16,992,621
Cisco Systems, Inc.	11,981	572,932
ServiceNow, Inc. (a)	9,196	3,567,404

		$21,132,957
Construction - 0.5%
American Homes 4 Rent, “A”, REIT	10,733	$270,901
Eagle Materials, Inc.	4,004	267,307
Masco Corp.	8,821	411,500

		$949,708
Consumer Products - 1.3%
Kimberly-Clark Corp.	18,763	$2,653,839

Containers - 0.2%
Graphic Packaging Holding Co.	29,331	$424,420

Electrical Equipment - 1.0%
AMETEK, Inc.	22,050	$2,022,205

Electronics - 5.2%
Applied Materials, Inc.	48,209	$2,708,382
Intel Corp.	31,466	1,980,155
NVIDIA Corp.	10,799	3,833,861
Texas Instruments, Inc.	18,293	2,172,111

		$10,694,509
Food & Beverages - 1.2%
General Mills, Inc.	10,590	$667,593
PepsiCo, Inc.	14,234	1,872,483

		$2,540,076
Food & Drug Stores - 0.4%
Wal-Mart Stores, Inc.	6,443	$799,319

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 1.3%
Dollar General Corp.	14,430	$2,763,489

Health Maintenance Organizations - 2.7%
Cigna Corp.	5,608	$1,106,571
Humana, Inc.	7,594	3,118,476
UnitedHealth Group, Inc.	4,420	1,347,437

		$5,572,484
Insurance - 0.9%
Hartford Financial Services Group, Inc.	13,346	$511,018
MetLife, Inc.	38,111	1,372,377

		$1,883,395
Internet - 9.2%
Alphabet, Inc., “A” (a)	3,183	$4,562,894
Alphabet, Inc., “C” (a)	3,317	4,739,728
eBay, Inc.	13,699	623,852
Facebook, Inc., “A” (a)	41,029	9,235,218

		$19,161,692
Leisure & Toys - 2.8%
Activision Blizzard, Inc.	9,314	$670,422
Electronic Arts, Inc. (a)	20,375	2,503,680
Take-Two Interactive Software, Inc. (a)	19,398	2,641,425

		$5,815,527
Machinery & Tools - 2.5%
AGCO Corp.	31,007	$1,712,517
Allison Transmission Holdings, Inc.	15,953	601,747
Cummins, Inc.	4,761	807,466
Eaton Corp. PLC	15,690	1,332,081
Illinois Tool Works, Inc.	4,292	740,198

		$5,194,009
Medical & Health Technology & Services - 2.3%
AmerisourceBergen Corp.	2,607	$248,551
HCA Healthcare, Inc.	11,873	1,269,224
IDEXX Laboratories, Inc. (a)	1,043	322,162
McKesson Corp.	14,250	2,261,047
PRA Health Sciences, Inc. (a)	6,582	681,237

		$4,782,221

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 1.5%
Boston Scientific Corp. (a)	36,477	$1,385,761
Danaher Corp.	7,334	1,221,918
West Pharmaceutical Services, Inc.	2,029	438,345

		$3,046,024
Network & Telecom - 0.5%
Motorola Solutions, Inc.	7,204	$974,917

Other Banks & Diversified Financials - 5.0%
Citigroup, Inc.	4,866	$233,130
Mastercard, Inc., “A”	17,072	5,136,794
S&P Global, Inc.	3,596	1,168,772
Synchrony Financial	22,240	453,029
Visa, Inc., “A”	17,395	3,396,200

		$10,387,925
Pharmaceuticals - 5.0%
Eli Lilly & Co.	27,198	$4,159,934
Johnson & Johnson	17,396	2,587,655
Merck & Co., Inc.	28,019	2,261,694
Zoetis, Inc.	10,542	1,469,449

		$10,478,732
Pollution Control - 0.3%
Waste Management, Inc.	5,686	$606,980

Railroad & Shipping - 1.0%
CSX Corp.	10,448	$747,868
Kansas City Southern Co.	8,495	1,278,667

		$2,026,535
Real Estate - 0.6%
Sun Communities, Inc., REIT	9,124	$1,251,722

Restaurants - 2.8%
Chipotle Mexican Grill, Inc., “A” (a)	889	$892,476
Domino’s Pizza, Inc.	4,560	1,759,431
Starbucks Corp.	41,586	3,243,292

		$5,895,199
Specialty Stores - 9.9%
Amazon.com, Inc. (a)	5,299	$12,942,119
AutoZone, Inc. (a)	1,615	1,853,794
Burlington Stores, Inc. (a)	7,845	1,644,861

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Home Depot, Inc.	6,018	$1,495,353
Ross Stores, Inc.	8,227	797,690
Target Corp.	14,926	1,825,897

		$20,559,714
Telecommunications - Wireless - 0.3%
SBA Communications Corp., REIT	2,058	$646,480

Tobacco - 0.9%
Altria Group, Inc.	21,929	$856,328
Philip Morris International, Inc.	13,662	1,002,244

		$1,858,572
Utilities - Electric Power - 1.2%
AES Corp.	15,672	$195,743
NRG Energy, Inc.	46,369	1,671,603
Vistra Energy Corp.	30,371	620,783

		$2,488,129
Total Common Stocks (Identified Cost, $145,014,393)		$206,534,171

Investment Companies (h) - 0.4%
Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 0.19% (v) (Identified Cost, $837,501)	837,417	$837,500

Other Assets, Less Liabilities - (0.0)%		(86,542)
Net Assets - 100.0%		$207,285,129

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $837,500 and $206,534,171, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $145,014,393)	$206,534,171
Investments in affiliated issuers, at value (identified cost, $837,501)	837,500
Cash	11,504
Receivables for
Fund shares sold	98,164
Dividends	206,204
Receivable from investment adviser	32,424
Other assets	568
Total assets	$207,720,535

Liabilities
Payables for
Fund shares reacquired	$333,903
Payable to affiliates
Administrative services fee	428
Shareholder servicing costs	24,760
Distribution and service fees	1,690
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	74,611
Total liabilities	$435,406
Net assets	$207,285,129

Net assets consist of
Paid-in capital	$141,311,268
Total distributable earnings (loss)	65,973,861
Net assets	$207,285,129
Shares of beneficial interest outstanding	13,072,859

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$57,530,544	3,643,863	$15.79
Class B	408,413	26,262	15.55
Class C	612,586	39,410	15.54
Class I	2,366,017	149,076	15.87
Class R1	87,169	5,608	15.54
Class R2	266,388	16,816	15.84
Class R3	90,122	5,686	15.85
Class R4	91,186	5,744	15.87
Class R6	145,832,704	9,180,394	15.89

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.75 [100 /94.25 x $15.79]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$2,259,385
Dividends from affiliated issuers	33,102
Other	7,404
Total investment income	$2,299,891
Expenses
Management fee	$793,426
Distribution and service fees	148,875
Shareholder servicing costs	63,282
Administrative services fee	37,061
Independent Trustees’ compensation	6,504
Custodian fee	14,766
Shareholder communications	11,661
Audit and tax fees	55,892
Legal fees	1,984
Registration fees	134,176
Miscellaneous	31,472
Total expenses	$1,299,099
Reduction of expenses by investment adviser and distributor	(316,491)
Net expenses	$982,608
Net investment income (loss)	$1,317,283

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$12,147,156
Affiliated issuers	(201)
Net realized gain (loss)	$12,146,955
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$30,271,729
Affiliated issuers	(169)
Net unrealized gain (loss)	$30,271,560
Net realized and unrealized gain (loss)	$42,418,515
Change in net assets from operations	$43,735,798

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$1,317,283	$1,547,845
Net realized gain (loss)	12,146,955	4,339,707
Net unrealized gain (loss)	30,271,560	(1,582,741)
Change in net assets from operations	$43,735,798	$4,304,811
Total distributions to shareholders	$(9,123,061)	$(11,974,130)
Change in net assets from fund share transactions	$(10,019,311)	$5,352,651
Total change in net assets	$24,593,426	$(2,316,668)

Net assets
At beginning of period	182,691,703	185,008,371
At end of period	$207,285,129	$182,691,703

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.25	$14.09		$12.07	$10.25	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.08		$0.08	$0.08	$0.06
Net realized and unrealized gain (loss)	3.12	(0.03	)(g)	2.12	1.77	0.22
Total from investment operations	$3.18	$0.05		$2.20	$1.85	$0.28

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.07)		$(0.07)	$(0.03)	$(0.03)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.64)	$(0.89)		$(0.18)	$(0.03)	$(0.03)
Net asset value, end of period (x)	$15.79	$13.25		$14.09	$12.07	$10.25
Total return (%) (r)(s)(t)(x)	24.34	0.95		18.28	18.05	2.81	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89		0.90	1.47	5.24	(a)
Expenses after expense reductions (f)	0.74	0.74		0.74	0.74	0.69	(a)
Net investment income (loss)	0.42	0.59		0.61	0.68	0.82	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$57,531	$52,918		$55,474	$1,318	$352

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.08	$13.95		$11.98	$10.22	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.02)		$(0.03)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	3.08	(0.03	)(g)	2.11	1.77	0.22
Total from investment operations	$3.03	$(0.05)		$2.08	$1.76	$0.22

Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.56)	$(0.82)		$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$15.55	$13.08		$13.95	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	23.42	0.17		17.40	17.22	2.27	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64		1.65	2.42	6.82	(a)
Expenses after expense reductions (f)	1.49	1.49		1.49	1.49	1.46	(a)
Net investment income (loss)	(0.33)	(0.14)		(0.25)	(0.08)	0.01	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$408	$428		$333	$249	$113

Class C	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.07	$13.95		$11.97	$10.22	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.01)		$(0.03)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	3.08	(0.05	)(g)	2.12	1.76	0.22
Total from investment operations	$3.03	$(0.06)		$2.09	$1.75	$0.22

Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$—	$—	$(0.00	)(w)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.56)	$(0.82)		$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$15.54	$13.07		$13.95	$11.97	$10.22
Total return (%) (r)(s)(t)(x)	23.44	0.13		17.50	17.12	2.26	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65		1.65	2.41	6.92	(a)
Expenses after expense reductions (f)	1.49	1.49		1.49	1.49	1.46	(a)
Net investment income (loss)	(0.33)	(0.11)		(0.26)	(0.05)	0.02	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$613	$525		$338	$159	$62

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.31	$14.17		$12.10	$10.26	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.13		$0.10	$0.10	$0.08
Net realized and unrealized gain (loss)	3.14	(0.05	)(g)	2.14	1.78	0.21
Total from investment operations	$3.24	$0.08		$2.24	$1.88	$0.29

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)		$(0.06)	$(0.04)	$(0.03)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.68)	$(0.94)		$(0.17)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$15.87	$13.31		$14.17	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	24.71	1.18		18.57	18.38	2.97(n	)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.64		0.65	1.32	4.67	(a)
Expenses after expense reductions (f)	0.49	0.49		0.49	0.49	0.46	(a)
Net investment income (loss)	0.68	0.98		0.75	0.91	1.06	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$2,366	$1,560		$195	$673	$286

Class R1	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.08	$13.95		$11.98	$10.22	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.02)		$(0.04)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	3.07	(0.03	)(g)	2.12	1.77	0.22
Total from investment operations	$3.02	$(0.05)		$2.08	$1.76	$0.22

Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.56)	$(0.82)		$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$15.54	$13.08		$13.95	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	23.34	0.18		17.40	17.22	2.26	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64		1.65	2.49	7.04	(a)
Expenses after expense reductions (f)	1.49	1.49		1.49	1.49	1.46	(a)
Net investment income (loss)	(0.33)	(0.16)		(0.27)	(0.05)	0.01	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$87	$170		$166	$175	$51

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.29	$14.10		$12.06	$10.24	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.04		$0.03	$0.05	$0.04
Net realized and unrealized gain (loss)	3.13	(0.03	)(g)	2.14	1.77	0.22
Total from investment operations	$3.16	$0.01		$2.17	$1.82	$0.26

Less distributions declared to shareholders
From net investment income	$(0.05)	$—		$(0.02)	$—	$(0.02)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.61)	$(0.82)		$(0.13)	$—	$(0.02)
Net asset value, end of period (x)	$15.84	$13.29		$14.10	$12.06	$10.24
Total return (%) (r)(s)(t)(x)	24.10	0.61		18.04	17.77	2.61	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.14		1.15	2.02	6.54	(a)
Expenses after expense reductions (f)	0.99	0.99		0.99	0.99	0.96	(a)
Net investment income (loss)	0.17	0.29		0.25	0.44	0.51	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$266	$106		$175	$130	$51

Class R3	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.30	$14.14		$12.09	$10.25	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.08		$0.07	$0.07	$0.05
Net realized and unrealized gain (loss)	3.14	(0.03	)(g)	2.13	1.79	0.23
Total from investment operations	$3.20	$0.05		$2.20	$1.86	$0.28

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)		$(0.04)	$(0.02)	$(0.03)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.65)	$(0.89)		$(0.15)	$(0.02)	$(0.03)
Net asset value, end of period (x)	$15.85	$13.30		$14.14	$12.09	$10.25
Total return (%) (r)(s)(t)(x)	24.35	0.98		18.23	18.11	2.79	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89		0.90	1.84	6.29	(a)
Expenses after expense reductions (f)	0.74	0.74		0.74	0.74	0.71	(a)
Net investment income (loss)	0.42	0.59		0.49	0.67	0.76	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$90	$72		$72	$61	$51

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.32	$14.17		$12.10	$10.26	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.12		$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	3.13	(0.04	)(g)	2.15	1.78	0.22
Total from investment operations	$3.23	$0.08		$2.25	$1.88	$0.29

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.11)		$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.68)	$(0.93)		$(0.18)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$15.87	$13.32		$14.17	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	24.60	1.18		18.65	18.37	2.97	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.64		0.65	1.58	6.04	(a)
Expenses after expense reductions (f)	0.49	0.49		0.49	0.49	0.46	(a)
Net investment income (loss)	0.67	0.84		0.74	0.93	1.01	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$91	$73		$72	$61	$51

Class R6	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.32	$14.18		$12.11	$10.26	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.13		$0.11	$0.11	$0.07
Net realized and unrealized gain (loss)	3.16	(0.05	)(g)	2.15	1.78	0.22
Total from investment operations	$3.27	$0.08		$2.26	$1.89	$0.29

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.12)		$(0.08)	$(0.04)	$(0.03)
From net realized gain	(0.56)	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.70)	$(0.94)		$(0.19)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$15.89	$13.32		$14.18	$12.11	$10.26
Total return (%) (r)(s)(t)(x)	24.86	1.22		18.71	18.51	2.97	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55		0.57	0.65	5.80	(a)
Expenses after expense reductions (f)	0.39	0.40		0.39	0.43	0.45	(a)
Net investment income (loss)	0.77	0.93		0.83	0.97	1.01	(a)
Portfolio turnover	61	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$145,833	$126,840		$128,183	$122,177	$2,853

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Growth Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

26

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

27

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$206,534,171	$—	$—	$206,534,171
Mutual Funds	837,500	—	—	837,500
Total	$207,371,671	$—	$—	$207,371,671

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

28

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$1,625,026	$4,464,080
Long-term capital gains	7,498,035	7,510,050

Total distributions	$9,123,061	$11,974,130

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$146,202,993
Gross appreciation	65,286,915

Gross depreciation	(4,118,237)
Net unrealized appreciation (depreciation)	$61,168,678

Undistributed ordinary income	473,102
Undistributed long-term capital gain	4,332,081

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$2,343,673	$3,176,012
Class B	14,943	25,794
Class C	22,006	35,659
Class I	84,493	59,291
Class R1	7,293	9,822
Class R2	5,012	5,719
Class R3	3,519	4,508
Class R4	3,741	4,714
Class R6	6,638,381	8,652,611
Total	$9,123,061	$11,974,130

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $20,165, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $296,250, which is included in the reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,509 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$136,639
Class B	0.75%	0.25%	1.00%	1.00%	4,035
Class C	0.75%	0.25%	1.00%	1.00%	5,709
Class R1	0.75%	0.25%	1.00%	1.00%	1,441
Class R2	0.25%	0.25%	0.50%	0.50%	848
Class R3	—	0.25%	0.25%	0.25%	203
Total Distribution and Service Fees					$148,875

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $76 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$4
Class B	660
Class C	10

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

31

Notes to Financial Statements – continued

year ended May 31, 2020, the fee was $3,011, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $60,271.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0187% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $90 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

At May 31, 2020, MFS held approximately 100% of the outstanding shares of Class R1, Class R3, and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $640,450. The sales transactions resulted in net realized gains (losses) of $(95,961).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s

32

Notes to Financial Statements – continued

securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2020, this reimbursement amounted to $7,404, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $120,238,828 and $135,501,962, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,821,174	$26,290,288	1,307,296	$17,067,035
Class B	145	2,200	11,110	157,558
Class C	8,800	124,505	25,707	373,532
Class I	85,947	1,232,685	116,377	1,629,607
Class R1	104	2,216	252	3,413
Class R2	9,332	141,727	798	10,669
Class R6	1,212,208	17,325,820	1,867,515	25,164,014
	3,137,710	$45,119,441	3,329,055	$44,405,828

Shares issued to shareholders in reinvestment of distributions
Class A	10,332	$152,909	17,048	$205,255
Class B	1,021	14,943	2,162	25,794
Class C	1,505	22,006	2,992	35,659
Class I	5,686	84,493	4,908	59,291
Class R1	499	7,293	824	9,822
Class R2	337	5,012	473	5,719
Class R3	237	3,519	373	4,508
Class R4	251	3,741	390	4,714
Class R6	446,428	6,638,381	715,683	8,652,611
	466,296	$6,932,297	744,853	$9,003,373

Shares reacquired
Class A	(2,182,341)	$(31,479,205)	(1,266,884)	$(17,869,262)
Class B	(7,591)	(105,958)	(4,490)	(59,994)
Class C	(11,025)	(158,336)	(12,769)	(169,925)
Class I	(59,776)	(885,829)	(17,856)	(244,042)
Class R1	(7,986)	(119,952)	(8)	(103)
Class R2	(828)	(12,719)	(5,702)	(77,245)
Class R6	(1,998,491)	(29,309,050)	(2,105,733)	(29,635,979)
	(4,268,038)	$(62,071,049)	(3,413,442)	$(48,056,550)

33

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount

Net change
Class A	(350,835)	$(5,036,008)	57,460	$(596,972)
Class B	(6,425)	(88,815)	8,782	123,358
Class C	(720)	(11,825)	15,930	239,266
Class I	31,857	431,349	103,429	1,444,856
Class R1	(7,383)	(110,443)	1,068	13,132
Class R2	8,841	134,020	(4,431)	(60,857)
Class R3	237	3,519	373	4,508
Class R4	251	3,741	390	4,714
Class R6	(339,855)	(5,344,849)	477,465	4,180,646
	(664,032)	$(10,019,311)	660,466	$5,352,651

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 12%, 12%, 9%, 7%, 7%, 6%, 5%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund, was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $1,010 and $79, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

34

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,759,962	$33,428,486	$35,350,578	$(201)	$(169)	$837,500

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$33,102	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Growth Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Growth Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

36

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

42

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $9,385,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

MFS® Blended Research®

Mid Cap Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BMS-ANN

MFS® Blended Research® Mid Cap Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Fiserv, Inc.	2.3%
McKesson Corp.	1.9%
Incyte Corp.	1.8%
DocuSign, Inc.	1.8%
Copart, Inc.	1.8%
Sempra Energy	1.7%
CACI International, Inc., “A”	1.7%
Chipotle Mexican Grill, Inc., “A”	1.6%
Electronic Arts, Inc.	1.6%
Cadence Design Systems, Inc.	1.6%

GICS sectors (g)
Information Technology	19.4%
Industrials	14.6%
Health Care	14.5%
Consumer Discretionary	11.0%
Financials	9.1%
Utilities	8.2%
Real Estate	8.1%
Materials	4.5%
Communication Services	4.5%
Consumer Staples	3.6%
Energy	1.9%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Blended Research Mid Cap Equity Fund (fund) provided a total return of 0.51%, at net asset value. This compares with a return of 2.63% for the fund’s benchmark, the Russell Midcap® Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Detractors from Performance

Stock selection in the financials sector was a primary factor of the fund’s underperformance relative to the Russell Midcap® Index. Within this sector, the fund’s overweight positions in life and health reinsurance products company Reinsurance

3

Management Review – continued

Group of America, financial services company Synchrony Financial, insurance company Lincoln National and financial services provider East West Bancorp (h) detracted from relative results.

Stock selection in the consumer staples sector also held back relative performance, led by the fund’s overweight position in foodservice distributor US Foods Holding (h).

Elsewhere, the fund’s holdings of hotel operator Marriott International (b) weakened relative results. The share price of Marriott International declined over the reporting period as the ongoing situation with the COVID-19 virus unfolded. The US and state stay-at-home orders were particularly impactful to lodging companies, such as Marriott, which were generating close to zero revenue in this environment. In addition, overweight positions in onshore contract drilling services provider Patterson-UTI Energy (h) and real estate investment trusts Spirit Realty Capital, STORE Capital (h) and Brixmor Property Group hindered relative returns. The share price of Patterson-UTI Energy fell due to decreased demand for oil and energy-related services, amid the outbreak of the COVID-19 virus, and as Saudi Arabia and Russia failed to reach an agreement on oil production, which resulted in each country flooding the market with oil, driving down prices globally and pressuring the financial results of US energy companies.

Contributors to Performance

Stock selection in the communication services sector contributed to relative results. Within this sector, the fund’s holdings of video game maker Electronic Arts (b), and overweight positions in Internet and cable service provider Cable One and video game developer Take-Two Interactive Software, benefited relative performance.

Stock selection in the information technology sector also bolstered relative returns. Within this sector, overweight positions in information technology services provider Leidos Holdings, business analytics and software products provider Tableau Software (h) and semiconductor company Lam Research aided relative results. In addition, the timing of the fund’s ownership in shares of software company ServiceNow, and holdings of strong-performing semiconductor manufacturer Cirrus Logic (b), helped relative results. The share price of ServiceNow appreciated after its management reported earnings per share results ahead of market estimates, driven by a larger-than-anticipated increase in subscription billings and revenues.

Stocks in other sectors that supported relative performance included the fund’s overweight positions in quick service Mexican restaurant Chipotle Mexican Grill and railroad company Kansas City Southern. The share price of Chipotle Mexican Grill advanced as the company reported solid financial results, driven by stronger-than-expected same-store sales and margins. Management also raised its 2019 revenue guidance, which further supported the stock.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	8/19/16	0.51%	6.15%
B	8/19/16	(0.23)%	5.34%
C	8/19/16	(0.28)%	5.34%
I	8/19/16	0.71%	6.39%
R1	8/19/16	(0.16)%	5.35%
R2	8/19/16	0.21%	5.86%
R3	8/19/16	0.51%	6.14%
R4	8/19/16	0.73%	6.39%
R6	8/19/16	0.87%	6.47%

Comparative benchmark(s)
Russell Midcap® Index (f)		2.63%	6.99%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(5.27)%	4.50%
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.07)%	4.65%
C With CDSC (1% for 12 months) (v)		(1.24)%	5.34%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell Midcap® Index – a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The range of market caps covered in this 800-member index goes from about $1 billion to roughly $20 billion, with an average market cap of $8 billion to $10 billion, and a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

7

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.84%	$1,000.00	$893.59	$3.98
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.59%	$1,000.00	$890.05	$7.51
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
C	Actual	1.59%	$1,000.00	$889.80	$7.51
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
I	Actual	0.59%	$1,000.00	$894.16	$2.79
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R1	Actual	1.59%	$1,000.00	$890.08	$7.51
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
R2	Actual	1.09%	$1,000.00	$891.74	$5.15
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R3	Actual	0.84%	$1,000.00	$893.75	$3.98
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
R4	Actual	0.59%	$1,000.00	$894.38	$2.79
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R6	Actual	0.48%	$1,000.00	$894.90	$2.27
	Hypothetical (h)	0.48%	$1,000.00	$1,022.60	$2.43

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.4%
Aerospace - 4.7%
CACI International, Inc., “A” (a)	20,924	$5,247,321
Curtiss-Wright Corp.	2,784	279,235
Huntington Ingalls Industries, Inc.	20,548	4,107,340
Leidos Holdings, Inc.	48,302	5,085,717

		$14,719,613
Alcoholic Beverages - 0.9%
Molson Coors Beverage Co.	71,743	$2,723,364

Apparel Manufacturers - 0.6%
Skechers USA, Inc., “A” (a)	64,525	$2,020,923

Automotive - 2.9%
Copart, Inc. (a)	61,779	$5,522,425
Lear Corp.	32,596	3,456,806

		$8,979,231
Biotechnology - 1.8%
Incyte Corp. (a)	55,579	$5,664,056

Business Services - 3.9%
Fidelity National Information Services, Inc.	32,491	$4,510,725
Fiserv, Inc. (a)	66,457	7,095,614
Verisk Analytics, Inc., “A”	4,250	733,890

		$12,340,229
Cable TV - 1.6%
Cable One, Inc.	2,589	$4,885,158

Chemicals - 2.1%
CF Industries Holdings, Inc.	34,631	$1,017,113
Eastman Chemical Co.	65,893	4,485,995
Huntsman Corp.	62,673	1,137,515

		$6,640,623
Computer Software - 6.7%
Cadence Design Systems, Inc. (a)	55,958	$5,108,406
Citrix Systems, Inc.	15,526	2,299,711
DocuSign, Inc. (a)	40,445	5,651,784
Paylocity Holding Corp. (a)	17,136	2,227,766

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
RingCentral, Inc. (a)	6,188	$1,697,059
VeriSign, Inc. (a)	18,218	3,989,924

		$20,974,650
Computer Software - Systems - 4.4%
Hewlett Packard Enterprise	210,013	$2,039,226
Juniper Networks, Inc.	124,678	3,024,688
ServiceNow, Inc. (a)	9,481	3,677,965
TransUnion	45,914	3,961,919
Western Digital Corp.	28,419	1,260,951

		$13,964,749
Construction - 3.2%
Eagle Materials, Inc.	36,555	$2,440,412
Masco Corp.	58,426	2,725,573
Pulte Homes, Inc.	8,211	278,927
Taylor Morrison Home Corp. (a)	75,393	1,457,347
Toll Brothers, Inc.	94,345	3,048,287

		$9,950,546
Containers - 1.5%
Graphic Packaging Holding Co.	173,166	$2,505,712
Sealed Air Corp.	71,507	2,295,375

		$4,801,087
Electrical Equipment - 1.8%
AMETEK, Inc.	17,916	$1,643,076
HD Supply Holdings, Inc. (a)	66,933	2,122,445
Hubbell, Inc.	14,975	1,833,240

		$5,598,761
Electronics - 2.6%
Analog Devices, Inc.	3,843	$434,067
Cirrus Logic, Inc. (a)	33,990	2,463,595
Lam Research Corp.	17,474	4,782,109
Silicon Laboratories, Inc. (a)	4,033	377,731

		$8,057,502
Energy - Independent - 1.4%
EQT Corp.	96,258	$1,284,082
Marathon Petroleum Corp.	78,014	2,741,412
WPX Energy, Inc. (a)	95,926	543,900

		$4,569,394

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 1.1%
Quanta Services, Inc.	93,439	$3,450,702

Food & Beverages - 2.2%
Ingredion, Inc.	10,852	$914,064
J.M. Smucker Co.	32,956	3,754,677
Tyson Foods, Inc., “A”	37,076	2,277,949

		$6,946,690
Food & Drug Stores - 0.5%
Grocery Outlet Holding Corp. (a)	18,008	$662,875
Sprouts Farmers Market, Inc. (a)	35,042	880,605

		$1,543,480
Gaming & Lodging - 0.2%
Marriott International, Inc., “A”	8,716	$771,366

General Merchandise - 1.0%
Dollar General Corp.	15,805	$3,026,816

Insurance - 4.6%
Ameriprise Financial, Inc.	7,064	$989,454
Everest Re Group Ltd.	19,777	3,923,955
Hartford Financial Services Group, Inc.	98,844	3,784,737
Lincoln National Corp.	66,955	2,539,603
Reinsurance Group of America, Inc.	34,207	3,104,285

		$14,342,034
Leisure & Toys - 4.2%
Brunswick Corp.	71,175	$3,915,337
Electronic Arts, Inc. (a)	41,620	5,114,265
Take-Two Interactive Software, Inc. (a)	31,441	4,281,321

		$13,310,923
Machinery & Tools - 4.7%
AGCO Corp.	71,335	$3,939,832
Allison Transmission Holdings, Inc.	49,525	1,868,083
Cummins, Inc.	3,770	639,392
ITT, Inc.	11,344	654,549
Regal Beloit Corp.	60,592	4,819,488
Roper Technologies, Inc.	2,364	930,943
Timken Co.	28,475	1,211,326
United Rentals, Inc. (a)	4,711	654,311

		$14,717,924

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 1.5%
State Street Corp.	75,961	$4,630,583

Medical & Health Technology & Services - 8.2%
AmerisourceBergen Corp.	11,363	$1,083,348
Charles River Laboratories International, Inc. (a)	19,648	3,529,960
Chemed Corp.	5,297	2,534,667
IDEXX Laboratories, Inc. (a)	8,675	2,679,534
McKesson Corp.	37,705	5,982,652
PRA Health Sciences, Inc. (a)	32,337	3,346,880
Premier, Inc., “A” (a)	95,845	3,334,448
Universal Health Services, Inc.	31,888	3,362,590

		$25,854,079
Medical Equipment - 3.0%
Align Technology, Inc. (a)	5,218	$1,281,645
Avantor, Inc. (a)	20,646	391,655
Envista Holdings Corp. (a)	71,750	1,516,795
PerkinElmer, Inc.	16,998	1,707,789
STERIS PLC	5,083	843,219
West Pharmaceutical Services, Inc.	17,853	3,856,962

		$9,598,065
Natural Gas - Distribution - 1.7%
Sempra Energy	42,309	$5,344,050

Network & Telecom - 1.0%
QTS Realty Trust, Inc., REIT, “A”	45,251	$3,104,219

Oil Services - 0.4%
Halliburton Co.	115,726	$1,359,781

Other Banks & Diversified Financials - 3.1%
Bank OZK	52,072	$1,171,099
Navient Corp.	153,059	1,138,759
Northern Trust Corp.	47,671	3,766,486
OneMain Holdings, Inc.	46,628	1,087,831
Synchrony Financial	130,090	2,649,933

		$9,814,108
Pharmaceuticals - 1.4%
United Therapeutics Corp. (a)	8,473	$999,390
Zoetis, Inc.	25,004	3,485,308

		$4,484,698

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 1.6%
Kansas City Southern Co.	33,443	$5,033,840

Real Estate - 7.1%
Brixmor Property Group, Inc., REIT	242,007	$2,700,798
Lexington Realty Trust, REIT	353,867	3,439,587
Life Storage, Inc., REIT	44,079	4,296,821
Medical Properties Trust, Inc., REIT	142,468	2,575,821
Spirit Realty Capital, Inc., REIT	138,764	3,945,061
STAG Industrial, Inc., REIT	89,110	2,397,059
Sun Communities, Inc., REIT	13,311	1,826,136
VICI Properties, Inc., REIT	63,538	1,246,616

		$22,427,899
Restaurants - 2.6%
Chipotle Mexican Grill, Inc., “A” (a)	5,161	$5,181,179
Domino’s Pizza, Inc.	5,825	2,247,518
Texas Roadhouse, Inc.	17,414	902,916

		$8,331,613
Specialty Chemicals - 0.1%
Corteva, Inc.	16,306	$445,317

Specialty Stores - 2.6%
AutoZone, Inc. (a)	1,630	$1,871,012
Best Buy Co., Inc.	12,053	941,219
Burlington Stores, Inc. (a)	5,388	1,129,702
Ross Stores, Inc.	45,212	4,383,755

		$8,325,688
Utilities - Electric Power - 6.5%
AES Corp.	272,942	$3,409,045
DTE Energy Co.	16,956	1,823,957
FirstEnergy Corp.	103,234	4,362,669
NRG Energy, Inc.	101,615	3,663,221
Vistra Energy Corp.	148,902	3,043,557
Xcel Energy, Inc.	62,422	4,059,303

		$20,361,752
Total Common Stocks (Identified Cost, $293,135,449)		$313,115,513

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 0.7%
Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.19% (v) (Identified Cost, $2,229,472)	2,229,249	$2,229,472

Other Assets, Less Liabilities - (0.1)%		(357,028)
Net Assets - 100.0%		$314,987,957

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,229,472 and $313,115,513, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $293,135,449)	$313,115,513
Investments in affiliated issuers, at value (identified cost, $2,229,472)	2,229,472
Receivables for
Fund shares sold	77,183
Dividends	384,820
Receivable from investment adviser	29,488
Other assets	786
Total assets	$315,837,262

Liabilities
Payables for
Fund shares reacquired	$735,629
Payable to affiliates
Administrative services fee	595
Shareholder servicing costs	32,019
Distribution and service fees	2,102
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	78,946
Total liabilities	$849,305
Net assets	$314,987,957

Net assets consist of
Paid-in capital	$302,059,665
Total distributable earnings (loss)	12,928,292
Net assets	$314,987,957
Shares of beneficial interest outstanding	29,377,768

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$74,842,759	6,995,094	$10.70
Class B	92,074	8,652	10.64
Class C	138,469	13,012	10.64
Class I	4,367,675	407,640	10.71
Class R1	97,772	9,184	10.65
Class R2	62,039	5,797	10.70
Class R3	1,015,198	94,773	10.71
Class R4	684,942	63,872	10.72
Class R6	233,687,029	21,779,744	10.73

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.35 [100 / 94.25 x $10.70]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,024,096
Dividends from affiliated issuers	60,149
Income on securities loaned	54,701
Other	17,189
Total investment income	$5,156,135
Expenses
Management fee	$1,482,272
Distribution and service fees	186,847
Shareholder servicing costs	81,681
Administrative services fee	50,002
Independent Trustees’ compensation	9,427
Custodian fee	22,771
Shareholder communications	9,516
Audit and tax fees	54,898
Legal fees	2,998
Registration fees	142,831
Miscellaneous	31,146
Total expenses	$2,074,389
Fees paid indirectly	(23)
Reduction of expenses by investment adviser and distributor	(358,324)
Net expenses	$1,716,042
Net investment income (loss)	$3,440,093

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,683,280
Affiliated issuers	1,228
Net realized gain (loss)	$4,684,508
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$77,859
Affiliated issuers	(206)
Net unrealized gain (loss)	$77,653
Net realized and unrealized gain (loss)	$4,762,161
Change in net assets from operations	$8,202,254

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$3,440,093	$3,419,878
Net realized gain (loss)	4,684,508	6,569,369
Net unrealized gain (loss)	77,653	(8,518,969)
Change in net assets from operations	$8,202,254	$1,470,278
Total distributions to shareholders	$(14,604,385)	$(18,971,268)
Change in net assets from fund share transactions	$45,074,144	$18,874,626
Total change in net assets	$38,672,013	$1,373,636

Net assets
At beginning of period	276,315,944	274,942,308
At end of period	$314,987,957	$276,315,944

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.14	$12.07	$11.03	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.11	$0.09	$0.06
Net realized and unrealized gain (loss)	0.02	(0.27)	1.36	1.01
Total from investment operations	$0.12	$(0.16)	$1.45	$1.07

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.10)	$(0.04)
From net realized gain	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.56)	$(0.77)	$(0.41)	$(0.04)
Net asset value, end of period (x)	$10.70	$11.14	$12.07	$11.03
Total return (%) (r)(s)(t)(x)	0.51	(0.52)	13.20	10.72	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	0.94	0.96	(a)
Expenses after expense reductions (f)	0.84	0.84	0.84	0.81	(a)
Net investment income (loss)	0.89	0.96	0.71	0.76	(a)
Portfolio turnover	81	80	84	68	(n)
Net assets at end of period (000 omitted)	$74,843	$74,051	$77,738	$73

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19	5/31/18		5/31/17 (c)
Net asset value, beginning of period	$11.08	$12.03	$10.99		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.02	$(0.00	)(w)	$0.00	(w)
Net realized and unrealized gain (loss)	0.01	(0.26)	1.35		1.00
Total from investment operations	$0.03	$(0.24)	$1.35		$1.00

Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.03)	$—		$(0.01)
From net realized gain	(0.46)	(0.68)	(0.31)		—
Total distributions declared to shareholders	$(0.47)	$(0.71)	$(0.31)		$(0.01)
Net asset value, end of period (x)	$10.64	$11.08	$12.03		$10.99
Total return (%) (r)(s)(t)(x)	(0.23)	(1.27)	12.35		10.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	1.67		1.73	(a)
Expenses after expense reductions (f)	1.59	1.59	1.59		1.56	(a)
Net investment income (loss)	0.15	0.21	(0.04)		0.02	(a)
Portfolio turnover	81	80	84		68	(n)
Net assets at end of period (000 omitted)	$92	$99	$66		$57

Class C	Year ended

	5/31/20	5/31/19	5/31/18		5/31/17 (c)
Net asset value, beginning of period	$11.10	$12.03	$10.99		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.02	$(0.00	)(w)	$0.00	(w)
Net realized and unrealized gain (loss)	0.01	(0.25)	1.35		1.00
Total from investment operations	$0.03	$(0.23)	$1.35		$1.00

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.02)	$(0.00	)(w)	$(0.01)
From net realized gain	(0.46)	(0.68)	(0.31)		—
Total distributions declared to shareholders	$(0.49)	$(0.70)	$(0.31)		$(0.01)
Net asset value, end of period (x)	$10.64	$11.10	$12.03		$10.99
Total return (%) (r)(s)(t)(x)	(0.28)	(1.27)	12.40		10.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	1.67		1.73	(a)
Expenses after expense reductions (f)	1.59	1.59	1.59		1.56	(a)
Net investment income (loss)	0.16	0.21	(0.04)		0.01	(a)
Portfolio turnover	81	80	84		68	(n)
Net assets at end of period (000 omitted)	$138	$109	$98		$64

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.16	$12.11	$11.04	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.11	$0.08
Net realized and unrealized gain (loss)	0.02	(0.28)	1.37	1.01
Total from investment operations	$0.15	$(0.14)	$1.48	$1.09

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.10)	$(0.05)
From net realized gain	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.60)	$(0.81)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$10.71	$11.16	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	0.71	(0.30)	13.51	10.91	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.71	0.67	0.74	(a)
Expenses after expense reductions (f)	0.59	0.59	0.59	0.56	(a)
Net investment income (loss)	1.18	1.26	0.95	1.02	(a)
Portfolio turnover	81	80	84	68	(n)
Net assets at end of period (000 omitted)	$4,368	$2,336	$69	$55

Class R1	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.09	$12.03	$10.99	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.02	$(0.01)	$0.00	(w)
Net realized and unrealized gain (loss)	0.02	(0.26)	1.36	1.00
Total from investment operations	$0.04	$(0.24)	$1.35	$1.00

Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$—	$(0.01)
From net realized gain	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.48)	$(0.70)	$(0.31)	$(0.01)
Net asset value, end of period (x)	$10.65	$11.09	$12.03	$10.99
Total return (%) (r)(s)(t)(x)	(0.16)	(1.31)	12.35	10.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	1.67	1.73	(a)
Expenses after expense reductions (f)	1.59	1.59	1.59	1.56	(a)
Net investment income (loss)	0.15	0.22	(0.05)	0.02	(a)
Portfolio turnover	81	80	84	68	(n)
Net assets at end of period (000 omitted)	$98	$97	$62	$55

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.15	$12.07	$11.02	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.05	$0.04
Net realized and unrealized gain (loss)	0.02	(0.25)	1.35	1.01
Total from investment operations	$0.09	$(0.17)	$1.40	$1.05

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.54)	$(0.75)	$(0.35)	$(0.03)
Net asset value, end of period (x)	$10.70	$11.15	$12.07	$11.02
Total return (%) (r)(s)(t)(x)	0.21	(0.71)	12.82	10.51	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.22	1.17	1.23	(a)
Expenses after expense reductions (f)	1.09	1.09	1.09	1.06	(a)
Net investment income (loss)	0.65	0.70	0.45	0.52	(a)
Portfolio turnover	81	80	84	68	(n)
Net assets at end of period (000 omitted)	$62	$62	$62	$55

Class R3	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.16	$12.09	$11.03	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.11	$0.08	$0.06
Net realized and unrealized gain (loss)	0.05	(0.26)	1.36	1.01
Total from investment operations	$0.12	$(0.15)	$1.44	$1.07

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.07)	$(0.04)
From net realized gain	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.57)	$(0.78)	$(0.38)	$(0.04)
Net asset value, end of period (x)	$10.71	$11.16	$12.09	$11.03
Total return (%) (r)(s)(t)(x)	0.51	(0.50)	13.17	10.71	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.97	0.92	0.98	(a)
Expenses after expense reductions (f)	0.84	0.84	0.84	0.81	(a)
Net investment income (loss)	0.72	0.95	0.71	0.77	(a)
Portfolio turnover	81	80	84	68	(n)
Net assets at end of period (000 omitted)	$1,015	$62	$63	$55

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.17	$12.11	$11.04	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.11	$0.08
Net realized and unrealized gain (loss)	0.02	(0.27)	1.37	1.01
Total from investment operations	$0.15	$(0.13)	$1.48	$1.09

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.10)	$(0.05)
From net realized gain	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.60)	$(0.81)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$10.72	$11.17	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	0.73	(0.30)	13.51	10.91	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.72	0.67	0.74	(a)
Expenses after expense reductions (f)	0.59	0.59	0.59	0.56	(a)
Net investment income (loss)	1.18	1.21	0.96	1.02	(a)
Portfolio turnover	81	80	84	68	(n)
Net assets at end of period (000 omitted)	$685	$63	$63	$55

Class R6	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.17	$12.11	$11.04	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.12	$0.09
Net realized and unrealized gain (loss)	0.02	(0.27)	1.36	1.00
Total from investment operations	$0.16	$(0.12)	$1.48	$1.09

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.10)	$(0.05)
From net realized gain	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.60)	$(0.82)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$10.73	$11.17	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	0.87	(0.17)	13.52	10.91	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.61	0.62	0.60	(a)
Expenses after expense reductions (f)	0.49	0.48	0.52	0.55	(a)
Net investment income (loss)	1.25	1.32	1.03	1.05	(a)
Portfolio turnover	81	80	84	68	(n)
Net assets at end of period (000 omitted)	$233,687	$199,437	$196,721	$187,594

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Mid Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

27

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

28

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$313,115,513	$—	$—	$313,115,513
Mutual Funds	2,229,472	—	—	2,229,472
Total	$315,344,985	$—	$—	$315,344,985

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2020, there were no securities on loan or collateral outstanding.

29

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

30

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$4,617,234	$6,171,178
Long-term capital gains	9,987,151	12,800,090
Total distributions	$14,604,385	$18,971,268

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$296,637,422
Gross appreciation	42,880,093

Gross depreciation	(24,172,530)
Net unrealized appreciation (depreciation)	$18,707,563

Undistributed ordinary income	1,085,937
Undistributed long-term capital gain	8,469
Post-October capital loss deferral	(6,873,677)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$3,300,966	$4,733,960
Class B	3,896	5,973
Class C	5,124	6,091
Class I	182,704	45,595
Class R1	4,201	5,665
Class R2	2,965	3,828
Class R3	4,017	3,994
Class R4	34,334	4,163
Class R6	11,066,178	14,161,999
Total	$14,604,385	$18,971,268

31

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $30,165, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.55%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $328,049, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,155 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$182,738
Class B	0.75%	0.25%	1.00%	1.00%	1,008
Class C	0.75%	0.25%	1.00%	1.00%	1,230
Class R1	0.75%	0.25%	1.00%	1.00%	1,020
Class R2	0.25%	0.25%	0.50%	0.50%	324
Class R3	—	0.25%	0.25%	0.25%	527
Total Distribution and Service Fees					$186,847

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $109 and $1 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$—
Class B	421
Class C	—

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2020, the fee was $1,890, which equated to 0.0006% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $79,791.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

33

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0169% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $138 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 5,190 shares of Class A for an aggregate amount of $56,521.

At May 31, 2020, MFS held approximately 66% and 62% of the outstanding shares of Class B and Class R1, respectively. MFS held 100% of the outstanding shares of Class R2.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,554,502.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2020, this reimbursement amounted to $17,189, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $276,234,273 and $237,768,219, respectively.

34

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	3,823,986	$42,204,128	1,894,039	$20,414,404
Class B	710	8,449	3,333	40,402
Class C	3,318	36,721	1,481	17,235
Class I	264,349	3,025,189	205,398	2,310,343
Class R1	183	2,105	5,088	61,913
Class R3	89,966	808,205	—	—
Class R4	59,833	707,821	—	—
Class R6	5,594,966	57,701,440	3,560,977	40,106,903
	9,837,311	$104,494,058	5,670,316	$62,951,200

Shares issued to shareholders in reinvestment of distributions
Class A	2,782	$33,521	3,229	$31,931
Class B	324	3,896	605	5,973
Class C	426	5,124	616	6,091
Class I	15,150	182,704	4,605	45,595
Class R1	349	4,201	573	5,665
Class R2	246	2,965	386	3,828
Class R3	333	4,017	404	3,994
Class R4	2,844	34,334	420	4,163
Class R6	916,833	11,066,178	1,430,505	14,161,999
	939,287	$11,336,940	1,441,343	$14,269,239

Shares reacquired
Class A	(3,480,093)	$(41,089,073)	(1,689,231)	$(19,521,039)
Class B	(1,322)	(15,577)	(488)	(5,239)
Class C	(517)	(6,282)	(479)	(5,048)
Class I	(81,218)	(812,162)	(6,380)	(72,726)
Class R1	(87)	(1,015)	(2,059)	(24,172)
Class R3	(1,111)	(11,154)	—	—
Class R4	(4,423)	(51,279)	—	—
Class R6	(2,588,276)	(28,770,312)	(3,379,118)	(38,717,589)
	(6,157,047)	$(70,756,854)	(5,077,755)	$(58,345,813)

35

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	346,675	$1,148,576	208,037	$925,296
Class B	(288)	(3,232)	3,450	41,136
Class C	3,227	35,563	1,618	18,278
Class I	198,281	2,395,731	203,623	2,283,212
Class R1	445	5,291	3,602	43,406
Class R2	246	2,965	386	3,828
Class R3	89,188	801,068	404	3,994
Class R4	58,254	690,876	420	4,163
Class R6	3,923,523	39,997,306	1,612,364	15,551,313
	4,619,551	$45,074,144	2,033,904	$18,874,626

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 15%, 14%, 10%, 8%, 8%, 6%, 5%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $1,529 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,166,093	$81,840,212	$84,777,855	$1,228	$(206)	$2,229,472

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$60,149	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Mid Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Mid Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

38

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

44

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $12,260,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 80.28% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

46

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

MFS® Blended Research®

Small Cap Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRS-ANN

MFS® Blended Research® Small Cap Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Five9, Inc.	1.7%
Prestige Brands Holdings, Inc.	1.7%
Cable One, Inc.	1.6%
CACI International, Inc., “A”	1.6%
Brunswick Corp.	1.5%
Easterly Government Properties, REIT	1.5%
Premier, Inc., “A”	1.5%
Skechers USA, Inc., “A”	1.4%
Lexington Realty Trust, REIT	1.4%
Life Storage, Inc., REIT	1.4%

GICS sectors (g)
Health Care	23.1%
Industrials	15.4%
Information Technology	14.6%
Financials	13.2%
Consumer Discretionary	9.9%
Real Estate	8.1%
Materials	3.6%
Consumer Staples	3.6%
Communication Services	2.9%
Energy	2.4%
Utilities	2.1%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Blended Research Small Cap Equity Fund (fund) provided a total return of –9.87%, at net asset value. This compares with a return of –3.44% for the fund’s benchmark, the Russell 2000® Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies –a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Detractors from Performance

Stock selection within the health care, industrials and financials sectors was a primary factor in the fund’s underperformance relative to the Russell 2000® Index. Within the health care sector, the fund’s overweight holdings of biopharmaceutical company Acorda Therapeutics (h), and not owning shares of strong-performing telehealthcare services provider Teladoc Health, held back relative results. Within the industrials sector,

3

Management Review – continued

the fund’s overweight position in infrastructure products distributor MRC Global (h) detracted from relative performance. Within the financials sector, the fund’s overweight holdings of commercial and banking and financial services provider Hanmi Financial, and the fund’s holdings of banking and financial services provider Wintrust Financial (b), were among the fund’s top relative detractors.

Elsewhere, the fund’s overweight holdings of hydraulic fracturing services provider Liberty Oilfield Services (h), wellhead and pressure control equipment manufacturer Cactus and licensed pop culture products distributor Funko (h) hurt relative performance. The fund’s holdings of real estate investment trust STORE Capital (b) and independent natural gas and oil company WPX Energy (b) further held back relative returns. The share price of STORE Capital declined, despite reporting strong quarterly financial results, on concerns that its retail tenants may not be able to make their lease payments due to COVID-19 related store closures.

Contributors to Performance

Stock selection within the information technology, communication services and utilities sectors contributed to relative performance. Within the information technology sector, the fund’s overweight positions in cloud software provider Five9 and cloud-based software company Paylocity led the way with strong results during the reporting year. The fund’s holding of global enterprise cloud communications and collaboration solutions provider RingCentral (b)(h) further aided relative performance. The share price of RingCentral appreciated during the reporting period, after the company delivered revenue results that grew well ahead of expectations, driven primarily by better-than-expected growth in subscription revenues. Within the communication services sector, the fund’s holding of cable and broadband communications provider Cable One (b) contributed to relative returns. Within the utilities sector, an overweight position in renewable energy services provider Clearway Energy positively affected relative returns.

Within other sectors, the fund’s overweight positions in shares of biotechnology company Akebia Therapeutics, real estate investment trust Easterly Government Properties and pharmaceutical drugs and consumer products company Prestige Consumer Healthcare bolstered relative returns. Holdings of biotechnology reagents and instruments manufacturer Bio-Techne (b) and recreation products manufacturer Brunswick (b) further boosted relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(9.87)%	5.23%
B	9/15/15	(10.53)%	4.44%
C	9/15/15	(10.53)%	4.44%
I	9/15/15	(9.65)%	5.49%
R1	9/15/15	(10.59)%	4.43%
R2	9/15/15	(10.07)%	4.95%
R3	9/15/15	(9.92)%	5.21%
R4	9/15/15	(9.68)%	5.47%
R6	9/15/15	(9.59)%	5.55%
529A	7/14/16	(9.88)%	4.32%
529B	7/14/16	(10.31)%	3.61%
529C	7/14/16	(10.56)%	3.54%

Comparative benchmark(s)
Russell 2000® Index (f)		(3.44)%	5.58%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(15.05)%	3.91%
B With CDSC (Declining over six years from 4% to 0%) (v)		(14.07)%	4.08%
C With CDSC (1% for 12 months) (v)		(11.42)%	4.44%
529A With Initial Sales Charge (5.75%)		(15.07)%	2.74%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(13.85)%	2.91%
529C With CDSC (1% for 12 months) (v)		(11.44)%	3.54%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 2000® Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the

6

Performance Summary – continued

smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.99%	$1,000.00	$820.98	$4.51
	Hypothetical (h)	0.99%	$1,000.00	$1,020.05	$5.00
B	Actual	1.74%	$1,000.00	$818.42	$7.91
	Hypothetical (h)	1.74%	$1,000.00	$1,016.30	$8.77
C	Actual	1.74%	$1,000.00	$818.39	$7.91
	Hypothetical (h)	1.74%	$1,000.00	$1,016.30	$8.77
I	Actual	0.74%	$1,000.00	$822.14	$3.37
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
R1	Actual	1.74%	$1,000.00	$817.93	$7.91
	Hypothetical (h)	1.74%	$1,000.00	$1,016.30	$8.77
R2	Actual	1.24%	$1,000.00	$820.37	$5.64
	Hypothetical (h)	1.24%	$1,000.00	$1,018.80	$6.26
R3	Actual	0.99%	$1,000.00	$820.84	$4.51
	Hypothetical (h)	0.99%	$1,000.00	$1,020.05	$5.00
R4	Actual	0.74%	$1,000.00	$821.94	$3.37
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
R6	Actual	0.65%	$1,000.00	$822.17	$2.96
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29
529A	Actual	1.02%	$1,000.00	$821.46	$4.64
	Hypothetical (h)	1.02%	$1,000.00	$1,019.90	$5.15
529B	Actual	1.35%	$1,000.00	$820.37	$6.14
	Hypothetical (h)	1.35%	$1,000.00	$1,018.25	$6.81
529C	Actual	1.79%	$1,000.00	$818.02	$8.14
	Hypothetical (h)	1.79%	$1,000.00	$1,016.05	$9.02

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from February 1, 2020 through May 31, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period,

9

Expense Table – continued

and the hypothetical expenses paid during the period would have been approximately 1.79%, $8.15, and $9.02 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.9%
Aerospace - 2.6%
CACI International, Inc., “A” (a)	16,476	$4,131,851
Curtiss-Wright Corp.	24,637	2,471,091

		$6,602,942
Apparel Manufacturers - 1.8%
Levi Strauss & Co., “A”	66,474	$896,734
Skechers USA, Inc., “A” (a)	119,900	3,755,268

		$4,652,002
Automotive - 0.9%
Stoneridge, Inc. (a)	116,874	$2,405,267

Biotechnology - 7.4%
Adaptive Biotechnologies Corp. (a)	17,687	$684,487
Akebia Therapeutics, Inc. (a)	177,587	2,067,113
Coherus BioSciences, Inc. (a)	97,748	1,822,023
Concert Pharmaceuticals, Inc. (a)	61,619	654,394
CytomX Therapeutics, Inc. (a)	153,578	1,360,701
Emergent BioSolutions, Inc. (a)	18,013	1,503,905
Enanta Pharmaceuticals, Inc. (a)	27,676	1,425,037
Esperion Therapeutics, Inc. (a)(l)	41,951	1,777,464
Exelixis, Inc. (a)	38,720	956,771
Jounce Therapeutics, Inc. (a)	134,311	723,936
Macrogenics, Inc. (a)	113,201	2,177,987
Radius Health, Inc. (a)	43,673	552,900
Retrophin, Inc. (a)	87,477	1,372,077
Varex Imaging Corp. (a)	58,680	1,100,837
Voyager Therapeutics, Inc. (a)	89,044	1,077,433

		$19,257,065
Brokerage & Asset Managers - 0.1%
Virtu Financial, Inc., “A”	9,911	$236,377

Business Services - 2.6%
BrightView Holdings, Inc. (a)	146,232	$2,001,916
Forrester Research, Inc. (a)	71,745	2,252,793
Stamps.com, Inc. (a)	13,036	2,583,083

		$6,837,792

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 1.6%
Cable One, Inc.	2,215	$4,179,461

Chemicals - 0.9%
Element Solutions, Inc. (a)	221,182	$2,408,672

Computer Software - 3.4%
Cornerstone OnDemand, Inc. (a)	73,539	$2,842,282
Everbridge, Inc. (a)	1,761	257,564
Pagerduty, Inc. (a)	90,651	2,406,784
Paylocity Holding Corp. (a)	25,911	3,368,560

		$8,875,190
Computer Software - Systems - 4.1%
Box, Inc., “A” (a)	161,898	$3,234,722
Five9, Inc. (a)	42,043	4,380,881
Verint Systems, Inc. (a)	62,371	2,892,143

		$10,507,746
Construction - 2.0%
Eagle Materials, Inc.	47,625	$3,179,445
Toll Brothers, Inc.	3,663	118,352
Trex Co., Inc. (a)	14,875	1,786,785

		$5,084,582
Consumer Products - 1.8%
Edgewell Personal Care Co. (a)	11,035	$335,685
Prestige Brands Holdings, Inc. (a)	102,633	4,331,112

		$4,666,797
Consumer Services - 1.2%
Grand Canyon Education, Inc. (a)	32,991	$3,219,592

Electrical Equipment - 1.3%
TriMas Corp. (a)	144,783	$3,424,118

Electronics - 4.2%
Amkor Technology, Inc. (a)	214,692	$2,271,441
Jabil Circuit, Inc.	67,767	2,027,589
Plexus Corp. (a)	45,208	2,903,258
Sanmina Corp. (a)	46,478	1,236,779
Silicon Laboratories, Inc. (a)	26,589	2,490,326

		$10,929,393

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 0.1%
WPX Energy, Inc. (a)	53,661	$304,258

Engineering - Construction - 3.3%
Great Lakes Dredge & Dock Corp. (a)	135,467	$1,255,779
KBR, Inc.	150,206	3,522,331
Quanta Services, Inc.	92,754	3,425,405
Tutor Perini Corp. (a)	25,964	272,622

		$8,476,137
Food & Beverages - 3.0%
Hostess Brands, Inc. (a)	300,174	$3,624,601
Ingredion, Inc.	32,301	2,720,713
Pilgrim’s Pride Corp. (a)	69,459	1,435,718

		$7,781,032
Food & Drug Stores - 0.5%
Grocery Outlet Holding Corp. (a)	32,156	$1,183,662

Forest & Paper Products - 0.4%
Verso Corp., “A”	70,452	$1,013,100

Gaming & Lodging - 1.0%
Wyndham Hotels & Resorts, Inc.	55,776	$2,561,792

Insurance - 5.4%
American Equity Investment Life Holding Co.	87,405	$1,895,814
Brighthouse Financial, Inc. (a)	38,947	1,157,115
CNO Financial Group, Inc.	250,711	3,597,703
Essent Group Ltd.	52,645	1,739,917
HCI Group, Inc.	27,943	1,253,244
Heritage Insurance Holdings, Inc.	45,942	576,113
MGIC Investment Corp.	50,658	415,902
National General Holdings Corp.	17,626	357,808
Radian Group, Inc.	113,695	1,805,477
Third Point Reinsurance Ltd. (a)	41,769	308,255
Universal Insurance Holdings, Inc.	42,658	761,872

		$13,869,220
Leisure & Toys - 2.4%
Brunswick Corp.	71,765	$3,947,793
Malibu Boats, Inc., “A” (a)	47,464	2,236,978

		$6,184,771

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 4.4%
ACCO Brands Corp.	81,158	$502,368
AGCO Corp.	52,195	2,882,730
Allison Transmission Holdings, Inc.	22,662	854,811
Enerpac Tool Group Corp.	111,448	1,994,919
ITT, Inc.	22,455	1,295,653
Park-Ohio Holdings Corp.	21,403	312,270
Regal Beloit Corp.	43,999	3,499,680

		$11,342,431
Medical & Health Technology & Services - 6.3%
Allscripts Healthcare Solutions, Inc. (a)	27,958	$176,694
HealthEquity, Inc. (a)	29,233	1,811,569
HMS Holdings Corp. (a)	98,441	3,075,297
Medpace Holdings, Inc. (a)	8,051	747,294
Owens & Minor, Inc.	179,345	1,422,206
Premier, Inc., “A” (a)	109,514	3,809,992
Syneos Health, Inc. (a)	46,988	2,865,798
Tenet Healthcare Corp. (a)	114,897	2,500,159

		$16,409,009
Medical Equipment - 4.3%
AngioDynamics, Inc. (a)	83,334	$850,840
Avanos Medical, Inc. (a)	45,090	1,310,315
Bio-Techne Corp.	12,773	3,382,290
CONMED Corp.	28,122	2,064,436
Integer Holdings Corp. (a)	33,658	2,665,041
LivaNova PLC (a)	5,372	287,348
Orthofix Medical, Inc. (a)	18,244	621,756

		$11,182,026
Network & Telecom - 0.2%
QTS Realty Trust, Inc., REIT, “A”	8,538	$585,707

Oil Services - 1.3%
Cactus, Inc., “A”	177,433	$3,385,422

Other Banks & Diversified Financials - 8.4%
Bank OZK	143,917	$3,236,693
Cathay General Bancorp, Inc.	124,770	3,392,496
East West Bancorp, Inc.	47,195	1,649,465
Enova International, Inc. (a)	71,303	1,008,938
First Hawaiian, Inc.	147,548	2,545,203
Hanmi Financial Corp.	189,189	1,708,377
OneMain Holdings, Inc.	38,839	906,114

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Other Banks & Diversified Financials - continued
Popular, Inc.	36,418	$1,438,147
Regional Management Corp. (a)	6,205	98,411
SLM Corp.	246,699	1,869,978
Triton International Ltd. of Bermuda	56,231	1,715,046
Wintrust Financial Corp.	50,164	2,124,947

		$21,693,815
Pharmaceuticals - 3.3%
Akcea Therapeutics, Inc. (a)	53,365	$795,139
Catalent, Inc. (a)	17,543	1,363,617
Collegium Pharmaceutical, Inc. (a)	62,250	1,372,613
Lannett Co., Inc. (a)	130,400	997,560
Phathom Pharmaceuticals, Inc. (a)	13,126	554,967
Phibro Animal Health Corp., “A”	54,316	1,423,079
United Therapeutics Corp. (a)	17,743	2,092,787

		$8,599,762
Pollution Control - 0.3%
Casella Waste Systems, Inc., “A” (a)	17,642	$898,860

Railroad & Shipping - 1.0%
Diamond S Shipping, Inc. (a)	115,539	$1,265,152
Dorian LPG Ltd. (a)	9,302	76,462
Teekay Tankers LTD., “A” (a)	65,644	1,140,893

		$2,482,507
Real Estate - 7.9%
Brixmor Property Group, Inc., REIT	29,965	$334,409
Easterly Government Properties, REIT	155,673	3,902,722
Industrial Logistics Properties Trust, REIT	181,993	3,412,369
Lexington Realty Trust, REIT	375,583	3,650,667
Life Storage, Inc., REIT	37,197	3,625,964
Spirit Realty Capital, Inc., REIT	79,282	2,253,987
STAG Industrial, Inc., REIT	34,067	916,402
STORE Capital Corp., REIT	123,699	2,392,339

		$20,488,859
Restaurants - 1.2%
Texas Roadhouse, Inc.	61,418	$3,184,523

Specialty Chemicals - 2.3%
Axalta Coating Systems Ltd. (a)	117,165	$2,707,683
Univar Solutions, Inc. (a)	216,322	3,344,338

		$6,052,021

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 0.3%
Hudson Ltd., “A” (a)	101,937	$513,763
Murphy USA, Inc. (a)	1,522	176,704

		$690,467
Telecommunications - Wireless - 0.4%
Telephone and Data Systems, Inc.	51,929	$1,064,025

Telephone Services - 0.9%
ATN International, Inc.	29,677	$1,762,814
Cogent Communications Holdings, Inc.	6,872	525,845

		$2,288,659
Trucking - 2.2%
Forward Air Corp.	50,808	$2,524,141
Schneider National, Inc.	132,553	3,203,806

		$5,727,947
Utilities - Electric Power - 2.2%
Clearway Energy, Inc., “A”	135,732	$2,754,002
NRG Energy, Inc.	47,094	1,697,739
Spark Energy, Inc., “A”	135,726	1,115,668

		$5,567,409
Total Common Stocks (Identified Cost, $255,806,748)		$256,304,417

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.19% (v) (Identified Cost, $2,526,382)	2,526,129	$2,526,382

Collateral for Securities Loaned - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (j) (Identified Cost, $880,950)	880,950	$880,950

Other Assets, Less Liabilities - (0.2)%		(644,866)
Net Assets - 100.0%		$259,066,883

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,526,382 and $257,185,367, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.

16

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $888,711 of securities on loan (identified cost, $256,687,698)	$257,185,367
Investments in affiliated issuers, at value (identified cost, $2,526,382)	2,526,382
Receivables for
Investments sold	20,217,930
Fund shares sold	669,693
Interest and dividends	263,107
Receivable from investment adviser	31,466
Other assets	696
Total assets	$280,894,641

Liabilities
Payables for
Investments purchased	$20,091,725
Fund shares reacquired	669,778
Collateral for securities loaned, at value	880,950
Payable to affiliates
Administrative services fee	514
Shareholder servicing costs	82,356
Distribution and service fees	3,143
Program manager fees	48
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	99,230
Total liabilities	$21,827,758
Net assets	$259,066,883

Net assets consist of
Paid-in capital	$285,805,218
Total distributable earnings (loss)	(26,738,335)
Net assets	$259,066,883
Shares of beneficial interest outstanding	22,792,149

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$57,133,056	5,041,910	$11.33
Class B	387,103	34,887	11.10
Class C	5,132,658	462,915	11.09
Class I	53,562,035	4,703,523	11.39
Class R1	2,897,298	261,142	11.09
Class R2	9,315,481	822,853	11.32
Class R3	537,107	47,309	11.35
Class R4	19,043,661	1,671,165	11.40
Class R6	102,331,646	8,973,579	11.40
Class 529A	7,187,890	633,893	11.34
Class 529B	261,236	23,520	11.11
Class 529C	1,277,712	115,453	11.07

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $12.02 [100 / 94.25 x $11.33] and $12.03 [100 / 94.25 x $11.34], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$3,412,239
Income on securities loaned	85,559
Dividends from affiliated issuers	56,007
Other	44,428
Foreign taxes withheld	(3,563)
Total investment income	$3,594,670
Expenses
Management fee	$1,578,960
Distribution and service fees	322,252
Shareholder servicing costs	194,423
Program manager fees	4,879
Administrative services fee	42,905
Independent Trustees’ compensation	6,556
Custodian fee	19,019
Shareholder communications	29,272
Audit and tax fees	58,269
Legal fees	2,270
Registration fees	159,249
Miscellaneous	36,007
Total expenses	$2,454,061
Reduction of expenses by investment adviser and distributor	(414,210)
Net expenses	$2,039,851
Net investment income (loss)	$1,554,819

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(23,467,939)
Affiliated issuers	(494)
Net realized gain (loss)	$(23,468,433)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(3,474,702)
Affiliated issuers	(214)
Net unrealized gain (loss)	$(3,474,916)
Net realized and unrealized gain (loss)	$(26,943,349)
Change in net assets from operations	$(25,388,530)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$1,554,819	$789,598
Net realized gain (loss)	(23,468,433)	2,590,722
Net unrealized gain (loss)	(3,474,916)	(9,190,910)
Change in net assets from operations	$(25,388,530)	$(5,810,590)
Total distributions to shareholders	$(4,783,135)	$(7,032,165)
Change in net assets from fund share transactions	$108,097,955	$77,114,601
Total change in net assets	$77,926,290	$64,271,846

Net assets
At beginning of period	181,140,593	116,868,747
At end of period	$259,066,883	$181,140,593

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.77	$13.83	$11.91	$10.36	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	$0.05	$0.05	$0.04
Net realized and unrealized gain (loss)	(1.28)	(0.44)	2.32	1.57	0.35
Total from investment operations	$(1.22)	$(0.38)	$2.37	$1.62	$0.39

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)	$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.17)	(0.64)	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.22)	$(0.68)	$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$11.33	$12.77	$13.83	$11.91	$10.36
Total return (%) (r)(s)(t)(x)	(9.87)	(2.28)	20.15	15.63	3.89	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.22	1.28	1.88	5.46	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.96	0.96	(a)
Net investment income (loss)	0.48	0.41	0.41	0.45	0.52	(a)
Portfolio turnover	75	64	90	90	47	(n)
Net assets at end of period (000 omitted)	$57,133	$60,929	$43,682	$3,700	$637

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended

	5/31/20		5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.56		$13.67		$11.81	$10.33	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)		$(0.05)		$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss)	(1.26)		(0.42)		2.30	1.56	0.35
Total from investment operations	$(1.29)		$(0.47)		$2.25	$1.52	$0.33

Less distributions declared to shareholders
From net investment income	$—		$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.17)		(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.17)		$(0.64)		$(0.39)	$(0.04)	$(0.00	)(w)
Net asset value, end of period (x)	$11.10		$12.56		$13.67	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	(10.53)		(3.00)		19.28	14.73	3.34	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91		1.97		2.07	3.04	7.17	(a)
Expenses after expense reductions (f)	1.74		1.74		1.74	1.74	1.71	(a)
Net investment income (loss)	(0.27)		(0.36)		(0.39)	(0.34)	(0.25	)(a)
Portfolio turnover	75		64		90	90	47	(n)
Net assets at end of period (000 omitted)	$387		$500		$403	$243	$98

Class C	Year ended

	5/31/20		5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.55		$13.66		$11.80	$10.33	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)		$(0.03)		$(0.05)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	(1.26)		(0.44)		2.30	1.54	0.36
Total from investment operations	$(1.29)		$(0.47)		$2.25	$1.51	$0.34

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$—	$—	$(0.01)
From net realized gain	(0.17)		(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.17)		$(0.64)		$(0.39)	$(0.04)	$(0.01)
Net asset value, end of period (x)	$11.09		$12.55		$13.66	$11.80	$10.33
Total return (%) (r)(s)(t)(x)	(10.53)		(2.97)		19.30	14.64	3.38	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91		1.97		2.07	2.87	7.03	(a)
Expenses after expense reductions (f)	1.74		1.74		1.74	1.74	1.71	(a)
Net investment income (loss)	(0.26)		(0.21)		(0.40)	(0.28)	(0.24	)(a)
Portfolio turnover	75		64		90	90	47	(n)
Net assets at end of period (000 omitted)	$5,133		$3,234		$406	$408	$89

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	5/31/20		5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.83		$13.90		$11.94	$10.38	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09		$0.09		$0.08	$0.08	$0.05
Net realized and unrealized gain (loss)	(1.27)		(0.45)		2.33	1.55	0.36
Total from investment operations	$(1.18)		$(0.36)		$2.41	$1.63	$0.41

Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.07)		$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.17)		(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.26)		$(0.71)		$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$11.39		$12.83		$13.90	$11.94	$10.38
Total return (%) (r)(s)(t)(x)	(9.58)		(2.06)		20.49	15.77	4.14	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91		0.97		1.05	2.02	5.39	(a)
Expenses after expense reductions (f)	0.74		0.74		0.74	0.74	0.71	(a)
Net investment income (loss)	0.74		0.69		0.64	0.68	0.73	(a)
Portfolio turnover	75		64		90	90	47	(n)
Net assets at end of period (000 omitted)	$53,562		$39,397		$12,225	$752	$351

Class R1	Year ended

	5/31/20		5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.56		$13.67		$11.81	$10.33	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)		$0.07		$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss)	(1.27)		(0.54	)(g)	2.30	1.56	0.35
Total from investment operations	$(1.30)		$(0.47)		$2.25	$1.52	$0.33

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.17)		(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.17)		$(0.64)		$(0.39)	$(0.04)	$(0.00	)(w)
Net asset value, end of period (x)	$11.09		$12.56		$13.67	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	(10.59)		(3.00)		19.28	14.73	3.33	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91		1.97		2.07	3.32	7.32	(a)
Expenses after expense reductions (f)	1.74		1.74		1.74	1.74	1.71	(a)
Net investment income (loss)	(0.27)		0.54		(0.39)	(0.35)	(0.24	)(a)
Portfolio turnover	75		64		90	90	47	(n)
Net assets at end of period (000 omitted)	$2,897		$3,339		$79	$63	$52

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.78	$13.84		$11.89	$10.35	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.16		$0.01	$0.02	$0.02
Net realized and unrealized gain (loss)	(1.27)	(0.58	)(g)	2.33	1.56	0.35
Total from investment operations	$(1.24)	$(0.42)		$2.34	$1.58	$0.37

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.00	)(w)	$—	$—	$(0.02)
From net realized gain	(0.17)	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.22)	$(0.64)		$(0.39)	$(0.04)	$(0.02)
Net asset value, end of period (x)	$11.32	$12.78		$13.84	$11.89	$10.35
Total return (%) (r)(s)(t)(x)	(10.07)	(2.57)		19.91	15.29	3.68	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.47		1.57	2.84	6.82	(a)
Expenses after expense reductions (f)	1.24	1.24		1.24	1.24	1.21	(a)
Net investment income (loss)	0.23	1.22		0.11	0.15	0.26	(a)
Portfolio turnover	75	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$9,315	$9,647		$72	$60	$52

Class R3	Year ended

	5/31/20	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.83	$13.88		$11.92	$10.36	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05		$0.05	$0.05	$0.04
Net realized and unrealized gain (loss)	(1.28)	(0.42)		2.33	1.56	0.34
Total from investment operations	$(1.22)	$(0.37)		$2.38	$1.61	$0.38

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.04)		$(0.03)	$(0.01)	$(0.02)
From net realized gain	(0.17)	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.26)	$(0.68)		$(0.42)	$(0.05)	$(0.02)
Net asset value, end of period (x)	$11.35	$12.83		$13.88	$11.92	$10.36
Total return (%) (r)(s)(t)(x)	(9.92)	(2.23)		20.21	15.54	3.86	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.21		1.32	2.59	6.57	(a)
Expenses after expense reductions (f)	0.99	0.99		0.99	0.99	0.96	(a)
Net investment income (loss)	0.52	0.38		0.36	0.40	0.51	(a)
Portfolio turnover	75	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$537	$70		$72	$60	$52

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.84	$13.91	$11.94	$10.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.08	$0.07	$0.05
Net realized and unrealized gain (loss)	(1.28)	(0.45)	2.34	1.57	0.35
Total from investment operations	$(1.18)	$(0.36)	$2.42	$1.64	$0.40

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)	$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.17)	(0.64)	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.26)	$(0.71)	$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$11.40	$12.84	$13.91	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	(9.60)	(2.09)	20.54	15.87	4.04	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	1.07	2.34	6.32	(a)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.71	(a)
Net investment income (loss)	0.96	0.63	0.61	0.65	0.76	(a)
Portfolio turnover	75	64	90	90	47	(n)
Net assets at end of period (000 omitted)	$19,044	$71	$73	$60	$52

Class R6	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.85	$13.91	$11.94	$10.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.09	$0.08	$0.05
Net realized and unrealized gain (loss)	(1.28)	(0.44)	2.34	1.57	0.35
Total from investment operations	$(1.18)	$(0.34)	$2.43	$1.65	$0.40

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.08)	$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.17)	(0.64)	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.27)	$(0.72)	$(0.46)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$11.40	$12.85	$13.91	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	(9.59)	(1.93)	20.62	15.90	4.04	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.88	0.99	1.22	6.31	(a)
Expenses after expense reductions (f)	0.65	0.66	0.65	0.69	0.70	(a)
Net investment income (loss)	0.83	0.72	0.71	0.73	0.77	(a)
Portfolio turnover	75	64	90	90	47	(n)
Net assets at end of period (000 omitted)	$102,332	$53,947	$49,503	$46,259	$1,874

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$12.78	$13.85	$11.90	$10.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05	$0.02	$0.04
Net realized and unrealized gain (loss)	(1.28)	(0.44)	2.35	1.19
Total from investment operations	$(1.22)	$(0.39)	$2.37	$1.23

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)	$(0.03)	$(0.03)
From net realized gain	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.22)	$(0.68)	$(0.42)	$(0.07)
Net asset value, end of period (x)	$11.34	$12.78	$13.85	$11.90
Total return (%) (r)(s)(t)(x)	(9.88)	(2.34)	20.13	11.47	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.27	1.34	1.77	(a)
Expenses after expense reductions (f)	1.02	1.02	1.03	1.04	(a)
Net investment income (loss)	0.45	0.35	0.17	0.36	(a)
Portfolio turnover	75	64	90	90
Net assets at end of period (000 omitted)	$7,188	$8,049	$8,175	$287

Class 529B	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$12.54	$13.66	$11.80	$10.70

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.06)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	(1.24)	(0.42)	2.32	1.18
Total from investment operations	$(1.26)	$(0.48)	$2.25	$1.14

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—
From net realized gain	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.17)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$11.11	$12.54	$13.66	$11.80
Total return (%) (r)(s)(t)(x)	(10.31)	(3.08)	19.30	10.67	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	2.01	2.10	2.91	(a)
Expenses after expense reductions (f)	1.59	1.79	1.79	1.79	(a)
Net investment income (loss)	(0.12)	(0.43)	(0.54)	(0.42	)(a)
Portfolio turnover	75	64	90	90
Net assets at end of period (000 omitted)	$261	$369	$459	$55

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$12.53	$13.65	$11.79	$10.69

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.06)	$(0.08)	$(0.04)
Net realized and unrealized gain (loss)	(1.25)	(0.42)	2.33	1.18
Total from investment operations	$(1.29)	$(0.48)	$2.25	$1.14

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—
From net realized gain	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.17)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$11.07	$12.53	$13.65	$11.79
Total return (%) (r)(s)(t)(x)	(10.56)	(3.08)	19.31	10.68	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	2.02	2.08	2.84	(a)
Expenses after expense reductions (f)	1.79	1.79	1.79	1.79	(a)
Net investment income (loss)	(0.32)	(0.43)	(0.61)	(0.39	)(a)
Portfolio turnover	75	64	90	90
Net assets at end of period (000 omitted)	$1,278	$1,588	$1,721	$78

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i)	For Class 529A, Class 529B, and Class 529C, the period is from the class inception, July 14, 2016, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

29

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

30

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$256,304,417	$—	$—	$256,304,417
Mutual Funds	3,407,332	—	—	3,407,332
Total	$259,711,749	$—	$—	$259,711,749

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $888,711. The fair value of the fund’s investment securities on loan and a related liability of $880,950 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $7,761 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received

31

Notes to Financial Statements – continued

from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

32

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$3,362,096	$4,687,458
Long-term capital gains	1,421,039	2,344,707

Total distributions	$4,783,135	$7,032,165

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$263,655,399
Gross appreciation	20,525,680

Gross depreciation	(24,469,330)
Net unrealized appreciation (depreciation)	$(3,943,650)

Undistributed ordinary income	359,339
Post-October capital loss deferral	(23,154,024)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$994,396	$2,346,262
Class B	6,379	22,802
Class C	68,104	55,241
Class I	1,366,399	1,312,167
Class R1	47,825	3,829
Class R2	165,195	3,479
Class R3	11,984	3,530
Class R4	1,532	3,729
Class R6	1,960,249	2,777,870
Class 529A	135,468	402,303
Class 529B	4,658	21,057
Class 529C	20,946	79,896
Total	$4,783,135	$7,032,165

33

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.575%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $24,751, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%	1.04%	1.79%	1.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $387,360, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,513 and $3,402 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$148,455
Class B	0.75%	0.25%	1.00%	1.00%	4,704
Class C	0.75%	0.25%	1.00%	1.00%	46,994
Class R1	0.75%	0.25%	1.00%	1.00%	33,452
Class R2	0.25%	0.25%	0.50%	0.50%	50,016
Class R3	—	0.25%	0.25%	0.25%	890
Class 529A	—	0.25%	0.25%	0.23%	19,726
Class 529B	0.75%	0.25%	1.00%	0.80%	2,692
Class 529C	0.75%	0.25%	1.00%	1.00%	15,323
Total Distribution and Service Fees					$322,252

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $385, $1,684, $18, and $12 for Class A, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period February 1, 2020 through May 31, 2020, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$1,057
Class B	689
Class C	1,125
Class 529B	200
Class 529C	56

During the year ended May 31, 2020, to meet the requirements of FINRA Rule 2341, MFD returned $5 of the CDSC collected in the prior fiscal year for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.00%.

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an

35

Notes to Financial Statements – continued

investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2020, were as follows:

Fee
Class 529A	$3,945
Class 529B	168
Class 529C	766
Total Program Manager Fees	$4,879

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2020, the fee was $30,480, which equated to 0.0126% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $163,943.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $91 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

36

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 4,324 shares of Class C, 5,223 shares of Class I, 4,832 shares of Class 529A, and 4,835 shares of Class 529C for an aggregate amount of $242,285.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $3,056,817.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2020, this reimbursement amounted to $44,428, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $284,681,064 and $179,943,226, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,947,246	$35,152,616	3,027,957	$40,301,997
Class B	2,217	28,276	13,338	179,637
Class C	288,444	3,498,617	249,204	3,318,658
Class I	4,824,238	58,982,956	3,354,289	45,360,138
Class R1	81,580	1,034,944	260,836	3,537,709
Class R2	328,867	4,228,600	760,303	10,504,387
Class R3	44,525	601,618	—	—
Class R4	2,145,894	28,234,586	—	—
Class R6	6,042,226	74,362,922	1,293,935	17,102,993
Class 529A	73,562	888,156	94,840	1,309,336
Class 529B	—	—	1,179	16,239
Class 529C	14,951	185,177	19,916	278,775
	16,793,750	$207,198,468	9,075,797	$121,909,869

37

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	29,221	$412,313	53,486	$626,861
Class B	460	6,379	1,973	22,802
Class C	4,917	68,104	4,787	55,241
Class I	96,409	1,366,111	111,579	1,312,167
Class R1	3,451	47,825	331	3,829
Class R2	11,708	165,195	296	3,479
Class R3	848	11,984	300	3,530
Class R4	108	1,532	317	3,729
Class R6	137,656	1,951,962	236,013	2,777,870
Class 529A	9,595	135,468	34,323	402,303
Class 529B	323	4,476	1,823	21,057
Class 529C	1,513	20,946	6,929	79,896
	296,209	$4,192,295	452,157	$5,312,764

Shares reacquired
Class A	(2,705,401)	$(34,562,796)	(1,468,534)	$(19,440,723)
Class B	(7,625)	(85,235)	(4,935)	(65,723)
Class C	(88,189)	(1,038,234)	(25,941)	(334,651)
Class I	(3,286,638)	(39,224,188)	(1,275,656)	(16,172,289)
Class R1	(89,781)	(1,112,560)	(1,058)	(13,832)
Class R2	(272,281)	(3,464,069)	(11,218)	(151,483)
Class R3	(3,560)	(50,247)	—	—
Class R4	(480,377)	(4,923,233)	—	—
Class R6	(1,404,880)	(17,428,205)	(889,299)	(12,258,750)
Class 529A	(79,114)	(995,061)	(89,758)	(1,233,254)
Class 529B	(6,230)	(80,280)	(7,216)	(95,029)
Class 529C	(27,715)	(328,700)	(26,257)	(342,298)
	(8,451,791)	$(103,292,808)	(3,799,872)	$(50,108,032)

Net change
Class A	271,066	$1,002,133	1,612,909	$21,488,135
Class B	(4,948)	(50,580)	10,376	136,716
Class C	205,172	2,528,487	228,050	3,039,248
Class I	1,634,009	21,124,879	2,190,212	30,500,016
Class R1	(4,750)	(29,791)	260,109	3,527,706
Class R2	68,294	929,726	749,381	10,356,383
Class R3	41,813	563,355	300	3,530
Class R4	1,665,625	23,312,885	317	3,729
Class R6	4,775,002	58,886,679	640,649	7,622,113
Class 529A	4,043	28,563	39,405	478,385
Class 529B	(5,907)	(75,804)	(4,214)	(57,733)
Class 529C	(11,251)	(122,577)	588	16,373
	8,638,168	$108,097,955	5,728,082	$77,114,601

38

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 4%, 4%, 3%, 2%, 2%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $1,225 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,381,041	$127,758,230	$129,612,181	$(494)	$(214)	$2,526,382

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$56,007	$—

39

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from

41

Report of Independent Registered Public Accounting Firm – continued

brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

47

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,564,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 48.59% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

MFS® Blended Research®

Value Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRU-ANN

MFS® Blended Research® Value Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Johnson & Johnson	3.8%
Intel Corp.	3.1%
Bank of America Corp.	2.7%
Medtronic PLC	2.3%
Verizon Communications, Inc.	2.0%
Citigroup, Inc.	1.9%
Procter & Gamble Co.	1.8%
Morgan Stanley	1.8%
Eaton Corp. PLC	1.7%
Charter Communications, Inc., “A”	1.7%

GICS sectors (g)
Financials	20.6%
Health Care	15.1%
Consumer Staples	9.5%
Industrials	9.2%
Communication Services	8.8%
Utilities	8.2%
Information Technology	7.1%
Consumer Discretionary	6.0%
Energy	6.0%
Real Estate	4.7%
Materials	3.6%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Blended Research Value Equity Fund (fund) provided a total return of –3.04%, at net asset value. This compares with a return of –1.64% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Detractors from Performance

Stock selection within both the utilities and real estate sectors hindered performance relative to the Russell 1000® Value Index. Within the utilities sector, not owning shares of electricity provider NextEra Energy detracted from relative results. The share price of NextEra rose as the company reported financial results that were well ahead of expectations, driven by strong electricity results and the integration of Gulf Power.

3

Management Review – continued

Within the real estate sector, the fund’s overweight holdings of real estate investment trusts STORE Capital and EPR Properties held back relative returns. Despite strong financial results, STORE Capital’s shares declined on concerns that its retail tenants may not be able to make their lease payments due to the coronavirus-related store closures.

Elsewhere, the fund’s overweight positions in natural gas transmission company Equitrans Midstream, energy exploration and production company EOG Resources, direct banking and payment services provider Discover Financial Services, insurance and financial services provider Hartford Financial Services Group, oil field services company Schlumberger, casual dining restaurants operator Darden Restaurants and diversified financial services firm Citigroup held back relative performance. The share price of Equitrans Midstream suffered after the company revised its full-year guidance downward due to delays in its Mountain Valley Pipeline joint venture. The company increased the estimated total costs of the joint venture and delayed its opening-service date to mid-2020, due to regulatory and legal issues facing the 300-mile natural gas pipeline project.

Contributors to Performance

Security selection within the industrials sector was a primary contributor to relative returns. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Stock selection within the communication services sector also helped relative performance. Here, the fund’s overweight position in cable services provider Charter Communications supported relative results as the company reported solid financial results on the back of better-than-anticipated net growth in broadband subscribers, paired with stronger revenues and free cash flows.

Security selection within the consumer discretionary sector aided relative returns. Within this sector, the fund’s overweight holdings of general merchandising retailer Target and discount merchandise retailer Dollar General led the way. The share price of Target appreciated during the reporting period after the company reported adjusted earnings that beat consensus estimates on the back of solid top-line and margin performance. Gross margins expanded due to merchandising incentives and changes in product mix. Company management raised its full-year guidance more than expected, which further supported the stock.

Within other sectors, the fund’s overweight positions in software giant Microsoft, pharmaceutical company Eli Lilly, health services and information technology company McKesson, biotechnology company Biogen, diversified financial services firm Wells Fargo and semiconductor chips and electronics engineering solutions provider Applied Materials bolstered relative performance. An underweight position in integrated oil and gas company Exxon Mobil further contributed to relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(3.04)%	5.50%
B	9/15/15	(3.87)%	4.71%
C	9/15/15	(3.76)%	4.71%
I	9/15/15	(2.84)%	5.76%
R1	9/15/15	(3.79)%	4.72%
R2	9/15/15	(3.31)%	5.24%
R3	9/15/15	(3.09)%	5.51%
R4	9/15/15	(2.86)%	5.76%
R6	9/15/15	(2.69)%	5.86%

Comparative benchmark(s)
Russell 1000® Value Index (f)		(1.64)%	6.77%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(8.62)%	4.18%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.67)%	4.35%
C With CDSC (1% for 12 months) (v)		(4.71)%	4.71%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.74%	$1,000.00	$859.88	$3.44
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
B	Actual	1.49%	$1,000.00	$856.28	$6.91
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
C	Actual	1.49%	$1,000.00	$856.50	$6.92
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
I	Actual	0.49%	$1,000.00	$860.90	$2.28
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
R1	Actual	1.49%	$1,000.00	$856.90	$6.92
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
R2	Actual	0.99%	$1,000.00	$858.34	$4.60
	Hypothetical (h)	0.99%	$1,000.00	$1,020.05	$5.00
R3	Actual	0.74%	$1,000.00	$859.96	$3.44
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
R4	Actual	0.49%	$1,000.00	$860.75	$2.28
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
R6	Actual	0.38%	$1,000.00	$861.72	$1.77
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.8%
Aerospace - 2.4%
Honeywell International, Inc.	18,062	$2,634,343
Huntington Ingalls Industries, Inc.	4,506	900,704
L3Harris Technologies, Inc.	5,656	1,128,089

		$4,663,136
Automotive - 1.2%
Lear Corp.	22,373	$2,372,657

Biotechnology - 1.3%
Biogen, Inc. (a)	8,334	$2,559,288

Broadcasting - 0.3%
Walt Disney Co.	4,787	$561,515

Brokerage & Asset Managers - 0.8%
Charles Schwab Corp.	45,088	$1,619,110

Business Services - 1.4%
Fidelity National Information Services, Inc.	2,324	$322,641
Fiserv, Inc. (a)	22,452	2,397,200

		$2,719,841
Cable TV - 3.0%
Charter Communications, Inc., “A” (a)	6,127	$3,333,088
Comcast Corp., “A”	62,799	2,486,840

		$5,819,928
Chemicals - 1.6%
Eastman Chemical Co.	27,122	$1,846,466
PPG Industries, Inc.	13,209	1,342,959

		$3,189,425
Computer Software - 1.4%
Microsoft Corp.	14,752	$2,703,304

Construction - 2.2%
AvalonBay Communities, Inc., REIT	3,766	$587,534
Masco Corp.	14,100	657,765
Mid-America Apartment Communities, Inc., REIT	5,264	612,519
Toll Brothers, Inc.	72,349	2,337,596

		$4,195,414

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 3.4%
Colgate-Palmolive Co.	9,110	$658,926
Kimberly-Clark Corp.	17,022	2,407,592
Procter & Gamble Co.	30,178	3,498,234

		$6,564,752
Electrical Equipment - 0.5%
Johnson Controls International PLC	21,783	$684,204
Reynolds Consumer Products, Inc.	9,633	321,646

		$1,005,850
Electronics - 4.3%
Applied Materials, Inc.	41,763	$2,346,245
Intel Corp.	95,977	6,039,833

		$8,386,078
Energy - Independent - 3.3%
ConocoPhillips	42,423	$1,789,402
EOG Resources, Inc.	14,050	716,128
Marathon Petroleum Corp.	43,840	1,540,538
Valero Energy Corp.	35,088	2,338,264

		$6,384,332
Energy - Integrated - 1.5%
Chevron Corp.	12,125	$1,111,862
Exxon Mobil Corp.	41,195	1,873,137

		$2,984,999
Engineering - Construction - 0.4%
Quanta Services, Inc.	20,420	$754,111

Food & Beverages - 2.3%
Ingredion, Inc.	6,792	$572,090
J.M. Smucker Co.	18,689	2,129,238
PepsiCo, Inc.	13,445	1,768,690

		$4,470,018
Food & Drug Stores - 1.7%
Wal-Mart Stores, Inc.	26,746	$3,318,109

General Merchandise - 1.1%
Dollar General Corp.	11,540	$2,210,025

Health Maintenance Organizations - 1.5%
Cigna Corp.	3,664	$722,980
Humana, Inc.	5,452	2,238,864

		$2,961,844

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 6.4%
Allstate Corp.	7,491	$732,695
Berkshire Hathaway, Inc., “B” (a)	17,203	3,192,533
Chubb Ltd.	18,401	2,243,818
Equitable Holdings, Inc.	41,560	794,211
Hartford Financial Services Group, Inc.	55,227	2,114,642
MetLife, Inc.	57,309	2,063,697
Prudential Financial, Inc.	6,562	400,019
Reinsurance Group of America, Inc.	9,965	904,324

		$12,445,939
Internet - 0.6%
Facebook, Inc., “A” (a)	5,602	$1,260,954

Leisure & Toys - 1.4%
Activision Blizzard, Inc.	18,330	$1,319,394
Electronic Arts, Inc. (a)	12,240	1,504,051

		$2,823,445
Machinery & Tools - 3.9%
AGCO Corp.	34,966	$1,931,172
Eaton Corp. PLC	39,357	3,341,409
Regal Beloit Corp.	20,685	1,645,285
Trane Technologies PLC	6,415	578,697

		$7,496,563
Major Banks - 9.8%
Bank of America Corp.	221,216	$5,335,730
Goldman Sachs Group, Inc.	8,847	1,738,347
JPMorgan Chase & Co.	29,736	2,893,610
Morgan Stanley	78,825	3,484,065
PNC Financial Services Group, Inc.	26,414	3,012,252
State Street Corp.	8,510	518,770
Wells Fargo & Co.	77,678	2,056,137

		$19,038,911
Medical & Health Technology & Services - 1.8%
HCA Healthcare, Inc.	14,229	$1,521,080
McKesson Corp.	12,258	1,944,977

		$3,466,057
Medical Equipment - 3.0%
Boston Scientific Corp. (a)	24,937	$947,357
Danaher Corp.	2,712	451,846
Medtronic PLC	45,166	4,452,464

		$5,851,667

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 1.1%
Sempra Energy	17,571	$2,219,393

Natural Gas - Pipeline - 0.4%
Equitrans Midstream Corp.	99,449	$804,542

Oil Services - 0.7%
Schlumberger Ltd.	78,832	$1,456,027

Other Banks & Diversified Financials - 3.6%
American Express Co.	11,691	$1,111,463
Citigroup, Inc.	78,801	3,775,356
Discover Financial Services	10,627	504,889
Synchrony Financial	27,693	564,107
U.S. Bancorp	30,697	1,091,585

		$7,047,400
Pharmaceuticals - 7.5%
Eli Lilly & Co.	16,590	$2,537,441
Johnson & Johnson	49,968	7,432,740
Merck & Co., Inc.	30,877	2,492,391
Pfizer, Inc.	53,717	2,051,452

		$14,514,024
Railroad & Shipping - 1.9%
CSX Corp.	20,094	$1,438,329
Kansas City Southern Co.	5,439	818,678
Union Pacific Corp.	8,550	1,452,303

		$3,709,310
Real Estate - 4.1%
Brixmor Property Group, Inc., REIT	50,762	$566,504
EPR Properties, REIT	9,996	315,574
Life Storage, Inc., REIT	9,246	901,300
Medical Properties Trust, Inc., REIT	140,404	2,538,504
Public Storage, Inc., REIT	3,071	622,614
Spirit Realty Capital, Inc., REIT	40,428	1,149,368
STORE Capital Corp., REIT	64,603	1,249,422
W.P. Carey, Inc., REIT	9,060	542,785

		$7,886,071
Restaurants - 0.6%
Darden Restaurants, Inc.	8,414	$646,700
Yum China Holdings, Inc.	10,290	476,839

		$1,123,539

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 2.0%
Corteva, Inc.	39,557	$1,080,302
DuPont de Nemours, Inc.	29,603	1,501,760
Linde PLC	6,082	1,230,632

		$3,812,694
Specialty Stores - 1.9%
Home Depot, Inc.	5,870	$1,458,577
Target Corp.	18,015	2,203,775

		$3,662,352
Telecommunications - Wireless - 0.3%
T-Mobile U.S., Inc. (a)	5,240	$524,210

Telephone Services - 3.2%
AT&T, Inc.	77,585	$2,394,273
Verizon Communications, Inc.	66,544	3,818,295

		$6,212,568
Tobacco - 2.0%
Altria Group, Inc.	14,700	$574,035
Philip Morris International, Inc.	44,613	3,272,810

		$3,846,845
Utilities - Electric Power - 7.0%
AES Corp.	90,864	$1,134,891
American Electric Power Co., Inc.	18,185	1,550,271
Edison International	12,140	705,455
Exelon Corp.	76,302	2,923,130
FirstEnergy Corp.	23,421	989,772
NRG Energy, Inc.	34,059	1,227,827
Southern Co.	25,418	1,450,605
Vistra Energy Corp.	64,289	1,314,067
Xcel Energy, Inc.	35,759	2,325,408

		$13,621,426
Total Common Stocks (Identified Cost, $183,839,137)		$192,267,673

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.19% (v) (Identified Cost, $1,980,316)	1,980,118	$1,980,316

Other Assets, Less Liabilities - 0.2%		299,560
Net Assets - 100.0%		$194,547,549

15

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,980,316 and $192,267,673, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $183,839,137)	$192,267,673
Investments in affiliated issuers, at value (identified cost, $1,980,316)	1,980,316
Cash	28,731
Receivables for
Fund shares sold	27,421
Dividends	552,041
Receivable from investment adviser	32,136
Other assets	556
Total assets	$194,888,874

Liabilities
Payables for
Fund shares reacquired	$241,156
Payable to affiliates
Administrative services fee	412
Shareholder servicing costs	22,723
Distribution and service fees	1,523
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	75,497
Total liabilities	$341,325
Net assets	$194,547,549

Net assets consist of
Paid-in capital	$190,432,857
Total distributable earnings (loss)	4,114,692
Net assets	$194,547,549
Shares of beneficial interest outstanding	16,865,653

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$52,734,554	4,593,470	$11.48
Class B	131,652	11,483	11.46
Class C	456,048	39,835	11.45
Class I	487,727	42,256	11.54
Class R1	62,136	5,428	11.45
Class R2	76,941	6,689	11.50
Class R3	70,531	6,117	11.53
Class R4	65,131	5,642	11.54
Class R6	140,462,829	12,154,733	11.56

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.18 [100 / 94.25 x $11.48]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,056,737
Dividends from affiliated issuers	49,299
Other	6,609
Total investment income	$5,112,645
Expenses
Management fee	$756,262
Distribution and service fees	139,653
Shareholder servicing costs	58,339
Administrative services fee	35,834
Independent Trustees’ compensation	6,490
Custodian fee	14,375
Shareholder communications	9,360
Audit and tax fees	55,889
Legal fees	1,916
Registration fees	137,121
Miscellaneous	31,126
Total expenses	$1,246,365
Reduction of expenses by investment adviser and distributor	(315,958)
Net expenses	$930,407
Net investment income (loss)	$4,182,238

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(5,145,851)
Affiliated issuers	705
Net realized gain (loss)	$(5,145,146)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,500,688)
Affiliated issuers	(121)
Net unrealized gain (loss)	$(1,500,809)
Net realized and unrealized gain (loss)	$(6,645,955)
Change in net assets from operations	$(2,463,717)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$4,182,238	$3,748,399
Net realized gain (loss)	(5,145,146)	883,449
Net unrealized gain (loss)	(1,500,809)	(6,043,532)
Change in net assets from operations	$(2,463,717)	$(1,411,684)
Total distributions to shareholders	$(4,275,227)	$(7,727,193)
Change in net assets from fund share transactions	$25,805,690	$8,742,578
Total change in net assets	$19,066,746	$(396,299)

Net assets
At beginning of period	175,480,803	175,877,102
At end of period	$194,547,549	$175,480,803

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.07	$12.84	$11.85	$10.57	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.23	$0.22	$0.18	$0.12
Net realized and unrealized gain (loss)	(0.57)	(0.47)	1.22	1.16	0.55
Total from investment operations	$(0.33)	$(0.24)	$1.44	$1.34	$0.67

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.22)	$(0.16)	$(0.06)	$(0.06)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.26)	$(0.53)	$(0.45)	$(0.06)	$(0.10)
Net asset value, end of period (x)	$11.48	$12.07	$12.84	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	(3.04)	(1.62)	12.18	12.71	6.70	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.90	0.91	1.90	5.03	(a)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.71	(a)
Net investment income (loss)	1.96	1.83	1.72	1.59	1.74	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$52,735	$51,642	$53,388	$1,012	$420

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.07	$12.81	$11.79	$10.55	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.14	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.59)	(0.45)	1.24	1.15	0.55
Total from investment operations	$(0.44)	$(0.31)	$1.34	$1.25	$0.62

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.12)	$(0.03)	$(0.01)	$(0.03)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.17)	$(0.43)	$(0.32)	$(0.01)	$(0.07)
Net asset value, end of period (x)	$11.46	$12.07	$12.81	$11.79	$10.55
Total return (%) (r)(s)(t)(x)	(3.87)	(2.26)	11.36	11.80	6.20	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64	1.66	2.53	6.53	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.46	(a)
Net investment income (loss)	1.20	1.08	0.80	0.84	0.94	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$132	$163	$164	$148	$60

Class C	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.05	$12.76	$11.74	$10.53	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.14	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.58)	(0.46)	1.23	1.14	0.54
Total from investment operations	$(0.43)	$(0.32)	$1.33	$1.24	$0.61

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.08)	$(0.02)	$(0.03)	$(0.04)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.17)	$(0.39)	$(0.31)	$(0.03)	$(0.08)
Net asset value, end of period (x)	$11.45	$12.05	$12.76	$11.74	$10.53
Total return (%) (r)(s)(t)(x)	(3.76)	(2.32)	11.33	11.81	6.16(n	)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.65	1.67	2.33	6.15	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.46	(a)
Net investment income (loss)	1.20	1.07	0.77	0.83	0.91	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$456	$470	$539	$586	$137

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.13	$12.91	$11.89	$10.60	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.23	$0.21	$0.14
Net realized and unrealized gain (loss)	(0.58)	(0.48)	1.24	1.16	0.56
Total from investment operations	$(0.30)	$(0.21)	$1.47	$1.37	$0.70

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.26)	$(0.16)	$(0.08)	$(0.06)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.29)	$(0.57)	$(0.45)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$11.54	$12.13	$12.91	$11.89	$10.60
Total return (%) (r)(s)(t)(x)	(2.84)	(1.37)	12.40	12.96	7.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.67	1.43	5.02	(a)
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.46	(a)
Net investment income (loss)	2.18	2.14	1.81	1.84	1.95	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$488	$923	$822	$533	$189

Class R1	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.05	$12.81	$11.80	$10.55	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.14	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.58)	(0.47)	1.24	1.15	0.55
Total from investment operations	$(0.43)	$(0.33)	$1.34	$1.25	$0.62

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.12)	$(0.04)	$—	$(0.03)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.17)	$(0.43)	$(0.33)	$—	$(0.07)
Net asset value, end of period (x)	$11.45	$12.05	$12.81	$11.80	$10.55
Total return (%) (r)(s)(t)(x)	(3.79)	(2.35)	11.37	11.85	6.20	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64	1.66	3.03	6.58	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.46	(a)
Net investment income (loss)	1.21	1.09	0.78	0.85	0.95	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$62	$65	$66	$59	$53

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.10	$12.87	$11.85	$10.57	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.20	$0.16	$0.15	$0.10
Net realized and unrealized gain (loss)	(0.57)	(0.47)	1.25	1.16	0.55
Total from investment operations	$(0.36)	$(0.27)	$1.41	$1.31	$0.65

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.19)	$(0.10)	$(0.03)	$(0.04)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.24)	$(0.50)	$(0.39)	$(0.03)	$(0.08)
Net asset value, end of period (x)	$11.50	$12.10	$12.87	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	(3.31)	(1.85)	11.93	12.38	6.56	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.14	1.16	2.53	6.08	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.96	(a)
Net investment income (loss)	1.71	1.59	1.29	1.35	1.45	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$77	$78	$69	$60	$53

Class R3	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.13	$12.90	$11.87	$10.58	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.23	$0.21	$0.18	$0.12
Net realized and unrealized gain (loss)	(0.58)	(0.47)	1.24	1.16	0.55
Total from investment operations	$(0.33)	$(0.24)	$1.45	$1.34	$0.67

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.13)	$(0.05)	$(0.05)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.27)	$(0.53)	$(0.42)	$(0.05)	$(0.09)
Net asset value, end of period (x)	$11.53	$12.13	$12.90	$11.87	$10.58
Total return (%) (r)(s)(t)(x)	(3.09)	(1.64)	12.24	12.72	6.74	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.91	2.27	5.83	(a)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.71	(a)
Net investment income (loss)	1.93	1.77	1.64	1.60	1.70	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$71	$122	$187	$60	$53

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.14	$12.91	$11.88	$10.59	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.23	$0.21	$0.14
Net realized and unrealized gain (loss)	(0.58)	(0.48)	1.25	1.16	0.55
Total from investment operations	$(0.30)	$(0.21)	$1.48	$1.37	$0.69

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.16)	$(0.08)	$(0.06)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.30)	$(0.56)	$(0.45)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$11.54	$12.14	$12.91	$11.88	$10.59
Total return (%) (r)(s)(t)(x)	(2.86)	(1.33)	12.49	12.96	6.92	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.64	0.66	2.02	5.58	(a)
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.46	(a)
Net investment income (loss)	2.21	2.09	1.78	1.85	1.95	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$65	$67	$68	$60	$53

Class R6	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.15	$12.92	$11.89	$10.59	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.24	$0.22	$0.14
Net realized and unrealized gain (loss)	(0.57)	(0.47)	1.25	1.16	0.55
Total from investment operations	$(0.28)	$(0.19)	$1.49	$1.38	$0.69

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.27)	$(0.17)	$(0.08)	$(0.06)
From net realized gain	—	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.58)	$(0.46)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$11.56	$12.15	$12.92	$11.89	$10.59
Total return (%) (r)(s)(t)(x)	(2.69)	(1.23)	12.55	13.08	6.92	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.55	0.57	0.65	5.57	(a)
Expenses after expense reductions (f)	0.39	0.39	0.39	0.45	0.45	(a)
Net investment income (loss)	2.32	2.18	1.87	1.88	1.96	(a)
Portfolio turnover	45	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$140,463	$121,952	$120,575	$115,619	$1,925
See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

27

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

28

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$192,267,673	$—	$—	$192,267,673
Mutual Funds	1,980,316	—	—	1,980,316
Total	$194,247,989	$—	$—	$194,247,989

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance

29

Notes to Financial Statements – continued

with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$4,275,227	$5,302,135
Long-term capital gains	—	2,425,058

Total distributions	$4,275,227	$7,727,193

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$186,405,923
Gross appreciation	21,657,288

Gross depreciation	(13,815,222)
Net unrealized appreciation (depreciation)	$7,842,066

Undistributed ordinary income	1,521,570
Capital loss carryforwards	(5,248,944)

As of May 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(2,929,738)
Long-Term	(2,319,206)
Total	$(5,248,944)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

30

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$1,051,815	$2,140,828
Class B	2,221	4,790
Class C	6,791	11,593
Class I	17,348	81,156
Class R1	913	2,260
Class R2	1,523	2,890
Class R3	2,653	6,742
Class R4	1,643	2,987
Class R6	3,190,320	5,473,947
Total	$4,275,227	$7,727,193

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $19,213, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $296,744, which is included in the reduction of total expenses in the Statement of Operations.

31

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,262 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$131,772
Class B	0.75%	0.25%	1.00%	1.00%	1,636
Class C	0.75%	0.25%	1.00%	1.00%	4,872
Class R1	0.75%	0.25%	1.00%	1.00%	672
Class R2	0.25%	0.25%	0.50%	0.50%	408
Class R3	—	0.25%	0.25%	0.25%	293
Total Distribution and Service Fees					$139,653

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $1 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$4
Class B	—
Class C	46

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

32

Notes to Financial Statements – continued

year ended May 31, 2020, the fee was $1,497, which equated to 0.0008% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of- pocket expenses, sub-accounting and other shareholder servicing costs amounted to $56,842.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0189% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $89 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 4,259 and 4,244 shares of Class A and Class I, respectively, for an aggregate amount of $104,881.

At May 31, 2020, MFS held approximately 83% and 91% of the outstanding shares of Class R2 and Class R3, respectively, and 100% of the outstanding shares of Class R1 and Class R4.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2020, this reimbursement amounted to $6,609, which is included in “Other” income in the Statement of Operations.

33

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $110,715,224 and $84,372,892, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,522,641	$30,373,323	1,186,414	$14,636,824
Class B	—	—	3,068	38,298
Class C	6,473	76,714	12,176	148,053
Class I	14,917	158,176	113,172	1,469,251
Class R2	173	2,155	759	9,829
Class R3	229	2,735	5,025	64,686
Class R6	3,156,025	36,841,779	2,075,317	26,042,905
	5,700,458	$67,454,882	3,395,931	$42,409,846

Shares issued to shareholders in reinvestment of distributions
Class A	4,802	$65,063	8,353	$95,808
Class B	163	2,221	417	4,790
Class C	501	6,791	1,009	11,593
Class I	1,275	17,348	7,045	81,156
Class R1	68	913	197	2,260
Class R2	112	1,523	251	2,890
Class R3	195	2,653	585	6,742
Class R4	121	1,643	259	2,987
Class R6	234,238	3,190,320	474,757	5,473,947
	241,475	$3,288,475	492,873	$5,682,173

Shares reacquired
Class A	(2,210,914)	$(28,350,259)	(1,075,429)	$(13,730,031)
Class B	(2,191)	(22,754)	(2,740)	(34,367)
Class C	(6,099)	(74,556)	(16,436)	(216,451)
Class I	(50,013)	(601,667)	(107,761)	(1,353,830)
Class R2	(1)	(10)	—	—
Class R3	(4,348)	(42,807)	(10,057)	(128,536)
Class R6	(1,271,527)	(15,845,614)	(1,843,146)	(23,886,226)
	(3,545,093)	$(44,937,667)	(3,055,569)	$(39,349,441)

34

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	316,529	$2,088,127	119,338	$1,002,601
Class B	(2,028)	(20,533)	745	8,721
Class C	875	8,949	(3,251)	(56,805)
Class I	(33,821)	(426,143)	12,456	196,577
Class R1	68	913	197	2,260
Class R2	284	3,668	1,010	12,719
Class R3	(3,924)	(37,419)	(4,447)	(57,108)
Class R4	121	1,643	259	2,987
Class R6	2,118,736	24,186,485	706,928	7,630,626
	2,396,840	$25,805,690	833,235	$8,742,578

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 13%, 13%, 10%, 8%, 8%, 6%, 6%, 4%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $983 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,726,163	$49,496,957	$49,243,388	$705	$(121)	$1,980,316

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$49,299	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Value Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Value Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

37

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 93.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

MFS® Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

FEM-ANN

MFS® Emerging Markets Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Tencent Holdings Ltd.	7.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.9%
Samsung Electronics Co. Ltd.	5.7%
Alibaba Group Holding Ltd., ADR	4.5%
Housing Development Finance Corp. Ltd.	2.7%
Yum China Holdings, Inc.	2.6%
AIA Group Ltd.	2.5%
NAVER Corp.	2.4%
LUKOIL PJSC, ADR	2.4%
China Construction Bank	2.2%

GICS equity sectors (g)
Financials	19.9%
Information Technology	16.3%
Communication Services	16.1%
Consumer Discretionary	12.5%
Consumer Staples	12.1%
Industrials	8.0%
Energy	4.2%
Materials	2.6%
Utilities	2.2%
Real Estate	2.1%
Health Care	0.8%

Issuer country weightings (x)
China	31.6%
South Korea	14.0%
India	10.3%
Taiwan	8.6%
Hong Kong	7.6%
Brazil	5.3%
Russia	5.0%
United States	3.3%
Indonesia	2.3%
Other Countries	12.0%

Currency exposure weightings (y)
Hong Kong Dollar	20.7%
Chinese Renminbi	14.7%
South Korean Won	14.0%
Indian Rupee	9.3%
United States Dollar	8.7%
Taiwan Dollar	8.6%
Brazilian Real	5.3%
Russian Ruble	5.0%
Indonesian Rupiah	2.3%
Other Currencies	11.4%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS Emerging Markets Equity Fund (fund) provided a total return of –9.55%, at net asset value. This compares with a return of –4.39% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Detractors from Performance

Security selection in the consumer discretionary sector was a primary factor that detracted from performance relative to the MSCI Emerging Markets Index. Within this sector, the fund’s underweight position in online and mobile commerce company Alibaba Group Holding (China) weakened relative results as the stock outperformed the benchmark over the reporting period due to robust ecommerce demand experienced during the pandemic.

4

Management Review – continued

Stock selection and, to a lesser extent, an overweight position in the financials sector also held back relative performance. Notably, overweight positions in financial services firms ABSA Group (South Africa), Banco Bradesco (Brazil), Shriram Transport Finance (h) (India), Metropolitan Bank & Trust (Philippines), Kasikornbank (h) (Thailand) and Housing Development Finance Corp. (India) weighed on relative returns. Stocks in the financial services industry generally came under pressure at the onset of the pandemic, as central banks across the global reduced interest rates and provided other forms of stimulus in response to a rapid deterioration of economic conditions.

Stocks in other sectors that further hindered relative returns included the fund’s overweight position in beverage manufacturer AmBev (Brazil), holding shares of enterprise software solutions provider Linx (b) (Brazil) and the timing of the fund’s position in power plant and steam generator constructor Bharat Heavy Electricals (b)(h) (India).

Contributors to Performance

Stock selection in both the communication services and consumer staples sectors benefited relative performance over the reporting period. Within the communication services sector, overweight positions in shares of internet search engine and online computer games provider NAVER (South Korea) and internet-based multiple services company Tencent Holdings (China) lifted relative returns. The stock price of NAVER rose steadily throughout the period on the back of solid earnings, which were driven primarily by strength in search and display advertising revenue. Within the consumer staples sector, overweight positions in snack manufacturer Orion (South Korea), brewing company China Resources Beer (China) and wine producer Kweichow Moutai (China) contributed positively to relative results.

Elsewhere, the fund’s overweight positions in shares of Taiwan Semiconductor Manufacturing, fast food restaurant operator Yum China Holdings and securities exchange services provider Moscow Exchange MIXCEX-RTS (Russia) helped relative returns. Taiwan Semiconductor Manufacturing’s stock price rose on increased demand for smartphone technology, notably for its 7nm processor chips. Later in the period, the company agreed to build a new manufacturing plant in Arizona to help alleviate some of the US-related supply chain concerns brought on during the pandemic. Holding shares of electronic power tools manufacturer Techtronic Industries (b) (China), and not holding shares of banking services provider Itau Unibanco (h) (Brazil), were also supportive of relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from exposure differences between the fund and the benchmark to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Robert Lau, and Harry Purcell

5

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(9.55)%	0.77%	1.45%	N/A
B	10/24/95	(10.24)%	0.01%	0.69%	N/A
C	6/27/96	(10.23)%	0.01%	0.69%	N/A
I	1/02/97	(9.32)%	1.01%	1.70%	N/A
R1	10/01/08	(10.22)%	0.00%	0.68%	N/A
R2	10/01/08	(9.80)%	0.51%	1.19%	N/A
R3	10/01/08	(9.55)%	0.77%	1.45%	N/A
R4	10/01/08	(9.31)%	1.02%	1.70%	N/A
R6	6/01/12	(9.23)%	1.13%	N/A	1.51%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		(4.39)%	0.88%	2.47%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(14.75)%	(0.42)%	0.85%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(13.80)%	(0.39)%	0.69%	N/A
C With CDSC (1% for 12 months) (v)		(11.12)%	0.01%	0.69%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

8

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	1.32%	$1,000.00	$853.49	$6.12
	Hypothetical (h)	1.32%	$1,000.00	$1,018.40	$6.66
B	Actual	2.07%	$1,000.00	$850.12	$9.57
	Hypothetical (h)	2.07%	$1,000.00	$1,014.65	$10.43
C	Actual	2.07%	$1,000.00	$850.27	$9.58
	Hypothetical (h)	2.07%	$1,000.00	$1,014.65	$10.43
I	Actual	1.07%	$1,000.00	$854.41	$4.96
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
R1	Actual	2.07%	$1,000.00	$850.07	$9.57
	Hypothetical (h)	2.07%	$1,000.00	$1,014.65	$10.43
R2	Actual	1.57%	$1,000.00	$852.13	$7.27
	Hypothetical (h)	1.57%	$1,000.00	$1,017.15	$7.92
R3	Actual	1.32%	$1,000.00	$853.25	$6.12
	Hypothetical (h)	1.32%	$1,000.00	$1,018.40	$6.66
R4	Actual	1.07%	$1,000.00	$854.52	$4.96
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
R6	Actual	0.95%	$1,000.00	$855.03	$4.41
	Hypothetical (h)	0.95%	$1,000.00	$1,020.25	$4.80

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 96.8%
Airlines - 0.9%
Shanghai International Air Co., Ltd.	3,265,074	$33,077,517

Alcoholic Beverages - 4.2%
Ambev S.A., ADR	19,680,049	$45,460,913
China Resources Beer Holdings Co. Ltd.	9,964,000	52,766,845
Kweichow Moutai Co. Ltd., “A”	279,554	53,464,859

		$151,692,617
Apparel Manufacturers - 0.4%
Shenzhou International Group Holdings Ltd.	1,182,000	$14,051,642

Automotive - 2.8%
Hero MotoCorp Ltd.	979,173	$30,571,214
Mahindra & Mahindra Ltd.	4,685,218	27,036,449
PT United Tractors Tbk	39,407,000	42,347,016

		$99,954,679
Brokerage & Asset Managers - 1.7%
B3 Brasil Bolsa Balcao S.A.	2,298,500	$19,619,713
Moscow Exchange MICEX-RTS PJSC	26,081,037	42,375,556

		$61,995,269
Business Services - 2.1%
Tata Consultancy Services Ltd.	2,906,649	$75,816,100

Computer Software - Systems - 0.5%
Linx S.A.	4,542,400	$17,450,143

Construction - 1.7%
Techtronic Industries Co. Ltd.	7,209,000	$62,031,904

Consumer Products - 0.3%
Dabur India Ltd.	1,649,730	$10,176,603

Consumer Services - 2.7%
51job, Inc., ADR (a)	925,136	$59,662,020
MakeMyTrip Ltd. (a)	2,262,730	35,049,688

		$94,711,708
Electrical Equipment - 0.9%
LS Industrial Systems Co. Ltd.	892,094	$32,811,080

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 12.9%
Samsung Electronics Co. Ltd.	5,000,725	$204,721,028
Silicon Motion Technology Corp., ADR	985,054	44,396,384
Taiwan Semiconductor Manufacturing Co. Ltd.	21,643,695	210,489,890

		$459,607,302
Energy - Integrated - 2.9%
LUKOIL PJSC, ADR	1,127,196	$84,243,121
Petroleo Brasileiro S.A., ADR	2,687,558	20,506,068

		$104,749,189
Food & Beverages - 5.9%
AVI Ltd.	4,599,406	$18,951,685
Inner Mongolia Yili Industrial Group Co. Ltd., “A” (a)	12,957,574	51,590,207
Orion Corp.	688,097	73,340,711
Tata Consumer Products Ltd.	3,575,757	17,350,044
Tingyi (Cayman Islands) Holding Corp.	28,976,000	49,791,694

		$211,024,341
Forest & Paper Products - 0.7%
Suzano S.A. (a)	3,258,000	$23,114,870

Furniture & Appliances - 0.8%
Gree Electric Appliances, Inc.	3,626,104	$28,894,755

Gaming & Lodging - 1.5%
Genting Berhad	40,934,500	$37,662,565
Kangwon Land, Inc.	856,180	16,730,232

		$54,392,797
General Merchandise - 1.1%
Bim Birlesik Magazalar A.S.	2,005,774	$19,126,393
Walmart de Mexico S.A.B. de C.V.	7,747,503	19,338,623

		$38,465,016
Insurance - 4.3%
AIA Group Ltd.	10,967,800	$88,928,108
Samsung Fire & Marine Insurance Co. Ltd.	433,586	63,893,936

		$152,822,044
Internet - 18.6%
Alibaba Group Holding Ltd., ADR (a)	780,111	$161,787,220
Baidu, Inc., ADR (a)	598,926	63,815,565
NAVER Corp.	472,188	86,167,781
NetEase.com, Inc., ADR	195,266	74,767,351

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - continued
Tencent Holdings Ltd.	5,266,300	$278,822,102

		$665,360,019
Machinery & Tools - 1.6%
Doosan Bobcat, Inc.	1,178,114	$22,545,361
Haitian International Holdings Ltd.	16,380,000	34,570,960

		$57,116,321
Major Banks - 4.3%
ABSA Group Ltd.	7,037,978	$32,699,085
Abu Dhabi Commercial Bank	9,247,126	11,076,965
Banco Bradesco S.A., ADR	9,351,896	32,357,560
China Construction Bank	98,527,490	77,408,555

		$153,542,165
Metals & Mining - 1.2%
Lundin Mining Corp.	4,880,500	$22,473,305
Vale S.A., ADR	2,109,993	20,593,532

		$43,066,837
Network & Telecom - 0.8%
VTech Holdings Ltd.	4,971,900	$29,985,980

Oil Services - 0.1%
Lamprell PLC (a)	9,696,016	$1,975,805

Other Banks & Diversified Financials - 9.5%
Banco de Chile	255,352,337	$21,697,292
Credicorp Ltd.	162,967	22,460,112
E.Sun Financial Holding Co. Ltd.	59,602,059	52,902,410
Grupo Financiero Inbursa S.A. de C.V. (a)	21,710,140	14,881,694
Housing Development Finance Corp. Ltd.	4,326,111	94,907,980
Komercni Banka A.S. (a)	988,599	21,164,865
Metropolitan Bank & Trust Co.	43,907,331	30,532,162
Public Bank Berhad	10,892,851	36,731,270
Sberbank of Russia	16,131,432	45,980,050

		$341,257,835
Pharmaceuticals - 0.8%
Genomma Lab Internacional S.A., “B” (a)	32,052,980	$29,213,318

Real Estate - 2.1%
Aldar Properties PJSC	31,425,822	$14,886,659
Hang Lung Properties Ltd.	16,430,000	34,549,313

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Real Estate - continued
Multiplan Empreendimentos Imobiliarios S.A.	2,774,115	$10,755,849
Swire Properties Ltd.	7,108,600	15,828,477

		$76,020,298
Restaurants - 2.7%
Yum China Holdings, Inc.	2,042,685	$94,658,023

Specialty Chemicals - 0.8%
PTT Global Chemical PLC	19,923,900	$26,932,653

Specialty Stores - 1.1%
Jardine Strategic Holdings Ltd.	2,039,000	$40,678,050

Telecommunications - Wireless - 0.2%
Mobile TeleSystems PJSC, ADR	746,931	$6,640,217

Telephone Services - 1.9%
Hellenic Telecommunications Organization S.A.	3,471,646	$48,787,868
PT Telekomunikasi Indonesia	84,417,700	18,200,941

		$66,988,809
Tobacco - 0.6%
PT Hanjaya Mandala Sampoerna Tbk	162,118,200	$21,526,989

Utilities - Electric Power - 2.2%
CESC Ltd.	4,271,953	$31,205,108
NTPC Ltd.	36,283,829	46,952,509

		$78,157,617
Total Common Stocks (Identified Cost, $3,490,703,156)		$3,459,960,512

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.19% (v) (Identified Cost, $72,638,536)	72,632,158	$72,639,421

Other Assets, Less Liabilities - 1.2%		43,932,964
Net Assets - 100.0%		$3,576,532,897

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $72,639,421 and $3,459,960,512, respectively.

15

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,490,703,156)	$3,459,960,512
Investments in affiliated issuers, at value (identified cost, $72,638,536)	72,639,421
Cash	572,225
Foreign currency, at value (identified cost, $920,490)	920,530
Receivables for
Investments sold	2,493,380
Fund shares sold	41,349,599
Interest and dividends	4,363,657
Receivable from investment adviser	115,298
Other assets	6,768
Total assets	$3,582,421,390

Liabilities
Payables for
Investments purchased	$3,736,327
Fund shares reacquired	489,523
Payable to affiliates
Administrative services fee	5,497
Shareholder servicing costs	160,403
Distribution and service fees	4,710
Payable for independent Trustees’ compensation	24
Accrued expenses and other liabilities	1,492,009
Total liabilities	$5,888,493
Net assets	$3,576,532,897

Net assets consist of
Paid-in capital	$3,949,592,707
Total distributable earnings (loss)	(373,059,810)
Net assets	$3,576,532,897
Shares of beneficial interest outstanding	120,916,927

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$118,726,038	4,220,305	$28.13
Class B	2,393,107	92,810	25.78
Class C	10,081,895	400,848	25.15
Class I	94,349,988	3,182,789	29.64
Class R1	1,742,061	70,238	24.80
Class R2	3,430,835	133,833	25.64
Class R3	6,246,248	223,447	27.95
Class R4	2,673,459	95,391	28.03
Class R6	3,336,889,266	112,497,266	29.66

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.85 [100 / 94.25 x $28.13]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$86,499,178
Non-cash dividends	21,600,028
Dividends from affiliated issuers	1,112,637
Other	569,297
Interest	10,135
Income on securities loaned	5,330
Foreign taxes withheld	(8,924,465)
Total investment income	$100,872,140
Expenses
Management fee	$30,773,822
Distribution and service fees	542,929
Shareholder servicing costs	413,079
Administrative services fee	447,068
Independent Trustees’ compensation	39,293
Custodian fee	2,095,584
Shareholder communications	45,200
Audit and tax fees	98,011
Legal fees	28,852
Miscellaneous	453,475
Total expenses	$34,937,313
Reduction of expenses by investment adviser and distributor	(2,706,928)
Net expenses	$32,230,385
Net investment income (loss)	$68,641,755

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $699,305 country tax)	$(281,411,111)
Affiliated issuers	1,680
Foreign currency	(2,918,199)
Net realized gain (loss)	$(284,327,630)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $289,856 decrease in deferred country tax)	$(169,831,399)
Affiliated issuers	(2,926)
Translation of assets and liabilities in foreign currencies	96,680
Net unrealized gain (loss)	$(169,737,645)
Net realized and unrealized gain (loss)	$(454,065,275)
Change in net assets from operations	$(385,423,520)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$68,641,755	$17,656,050
Net realized gain (loss)	(284,327,630)	(7,991,778)
Net unrealized gain (loss)	(169,737,645)	(172,008,054)
Change in net assets from operations	$(385,423,520)	$(162,343,782)
Total distributions to shareholders	$(68,825,844)	$(13,400,377)
Change in net assets from fund share transactions	$1,989,747,868	$632,270,778
Total change in net assets	$1,535,498,504	$456,526,619

Net assets
At beginning of period	2,041,034,393	1,584,507,774
At end of period	$3,576,532,897	$2,041,034,393

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$31.63	$34.99	$30.39	$24.05		$27.87

Income (loss) from investment operations
Net investment income (loss) (d)	$0.58	$0.24	$0.10	$0.16	(c)	$0.16
Net realized and unrealized gain (loss)	(3.50)	(3.46)	4.53	6.32		(3.95)
Total from investment operations	$(2.92)	$(3.22)	$4.63	$6.48		$(3.79)

Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.14)	$(0.03)	$(0.14)		$(0.03)
Net asset value, end of period (x)	$28.13	$31.63	$34.99	$30.39		$24.05
Total return (%) (r)(s)(t)(x)	(9.55)	(9.19)	15.24	27.04	(c)	(13.59)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.44	1.49	1.63	(c)	1.73
Expenses after expense reductions (f)	1.30	1.42	1.48	1.61	(c)	1.70
Net investment income (loss)	1.82	0.72	0.28	0.60	(c)	0.64
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$118,726	$120,862	$154,713	$116,512		$114,533

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$29.01	$32.18	$28.15	$22.32		$26.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$(0.01)	$(0.15)	$(0.05	)(c)	$(0.01)
Net realized and unrealized gain (loss)	(3.26)	(3.16)	4.18	5.88		(3.70)
Total from investment operations	$(2.91)	$(3.17)	$4.03	$5.83		$(3.71)

Less distributions declared to shareholders
From net investment income	$(0.32)	$—	$—	$—		$—
Net asset value, end of period (x)	$25.78	$29.01	$32.18	$28.15		$22.32
Total return (%) (r)(s)(t)(x)	(10.24)	(9.85)	14.32	26.12	(c)	(14.25)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.13	2.19	2.24	2.38	(c)	2.48
Expenses after expense reductions (f)	2.06	2.17	2.23	2.37	(c)	2.45
Net investment income (loss)	1.19	(0.04)	(0.48)	(0.20	)(c)	(0.03)
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$2,393	$3,672	$5,385	$5,786		$5,777

Class C	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$28.33	$31.42	$27.49	$21.80		$25.42

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$(0.01)	$(0.15)	$(0.05	)(c)	$(0.01)
Net realized and unrealized gain (loss)	(3.17)	(3.08)	4.08	5.74		(3.61)
Total from investment operations	$(2.84)	$(3.09)	$3.93	$5.69		$(3.62)

Less distributions declared to shareholders
From net investment income	$(0.34)	$—	$—	$—		$—
Net asset value, end of period (x)	$25.15	$28.33	$31.42	$27.49		$21.80
Total return (%) (r)(s)(t)(x)	(10.23)	(9.83)	14.30	26.10	(c)	(14.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.13	2.19	2.24	2.38	(c)	2.48
Expenses after expense reductions (f)	2.06	2.17	2.23	2.37	(c)	2.45
Net investment income (loss)	1.16	(0.04)	(0.49)	(0.21	)(c)	(0.04)
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$10,082	$14,116	$17,790	$22,567		$20,132

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$33.29	$36.85	$32.00	$25.31		$29.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.66	$0.32	$0.21	$0.21	(c)	$0.30
Net realized and unrealized gain (loss)	(3.65)	(3.63)	4.74	6.69		(4.22)
Total from investment operations	$(2.99)	$(3.31)	$4.95	$6.90		$(3.92)

Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.25)	$(0.10)	$(0.21)		$(0.08)
Net asset value, end of period (x)	$29.64	$33.29	$36.85	$32.00		$25.31
Total return (%) (r)(s)(t)(x)	(9.32)	(8.96)	15.48	27.41	(c)	(13.38)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.20	1.24	1.38	(c)	1.47
Expenses after expense reductions (f)	1.06	1.17	1.23	1.36	(c)	1.45
Net investment income (loss)	1.98	0.92	0.59	0.74	(c)	1.18
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$94,350	$69,443	$62,565	$33,855		$19,942

Class R1	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$27.97	$31.17	$27.26	$21.62		$25.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$(0.05)	$(0.14)	$(0.05	)(c)	$(0.00	)(w)
Net realized and unrealized gain (loss)	(3.09)	(3.04)	4.05	5.69		(3.59)
Total from investment operations	$(2.79)	$(3.09)	$3.91	$5.64		$(3.59)

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.11)	$—	$—		$—
Net asset value, end of period (x)	$24.80	$27.97	$31.17	$27.26		$21.62
Total return (%) (r)(s)(t)(x)	(10.22)	(9.89)	14.34	26.09	(c)	(14.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.19	2.24	2.38	(c)	2.48
Expenses after expense reductions (f)	2.06	2.17	2.24	2.37	(c)	2.46
Net investment income (loss)	1.08	(0.18)	(0.45)	(0.23	)(c)	(0.02)
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$1,742	$1,844	$637	$457		$376

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$28.87	$31.96	$27.81	$22.05		$25.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.14	$0.01	$0.05	(c)	$0.06
Net realized and unrealized gain (loss)	(3.22)	(3.15)	4.14	5.82		(3.59)
Total from investment operations	$(2.73)	$(3.01)	$4.15	$5.87		$(3.53)

Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.08)	$—	$(0.11)		$(0.03)
Net asset value, end of period (x)	$25.64	$28.87	$31.96	$27.81		$22.05
Total return (%) (r)(s)(t)(x)	(9.76)	(9.42)	14.92	26.72	(c)	(13.80)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.69	1.74	1.88	(c)	1.98
Expenses after expense reductions (f)	1.56	1.67	1.73	1.87	(c)	1.96
Net investment income (loss)	1.68	0.48	0.03	0.21	(c)	0.27
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$3,431	$4,614	$6,067	$4,643		$3,358

Class R3	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$31.47	$34.84	$30.27	$23.94		$27.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.21	$0.09	$0.16	(c)	$0.24
Net realized and unrealized gain (loss)	(3.41)	(3.42)	4.51	6.29		(4.00)
Total from investment operations	$(2.90)	$(3.21)	$4.60	$6.45		$(3.76)

Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.16)	$(0.03)	$(0.12)		$—
Net asset value, end of period (x)	$27.95	$31.47	$34.84	$30.27		$23.94
Total return (%) (r)(s)(t)(x)	(9.55)	(9.19)	15.20	27.06	(c)	(13.57)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.44	1.49	1.63	(c)	1.72
Expenses after expense reductions (f)	1.31	1.42	1.48	1.62	(c)	1.70
Net investment income (loss)	1.64	0.66	0.26	0.61	(c)	0.97
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$6,246	$2,405	$2,465	$2,072		$1,947

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$31.47	$34.85	$30.26	$23.96		$27.77

Income (loss) from investment operations
Net investment income (loss) (d)	$0.81	$0.30	$0.17	$0.21	(c)	$0.22
Net realized and unrealized gain (loss)	(3.63)	(3.43)	4.52	6.30		(3.93)
Total from investment operations	$(2.82)	$(3.13)	$4.69	$6.51		$(3.71)

Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.25)	$(0.10)	$(0.21)		$(0.10)
Net asset value, end of period (x)	$28.03	$31.47	$34.85	$30.26		$23.96
Total return (%) (r)(s)(t)(x)	(9.31)	(8.97)	15.52	27.32	(c)	(13.35)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.19	1.24	1.38	(c)	1.48
Expenses after expense reductions (f)	1.06	1.17	1.23	1.37	(c)	1.46
Net investment income (loss)	2.54	0.93	0.49	0.77	(c)	0.90
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$2,673	$6,917	$7,023	$4,817		$3,940

Class R6	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$33.30	$36.86	$32.00	$25.32		$29.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.70	$0.37	$0.23	$0.24	(c)	$0.25
Net realized and unrealized gain (loss)	(3.64)	(3.65)	4.76	6.67		(4.14)
Total from investment operations	$(2.94)	$(3.28)	$4.99	$6.91		$(3.89)

Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.28)	$(0.13)	$(0.23)		$(0.13)
Net asset value, end of period (x)	$29.66	$33.30	$36.86	$32.00		$25.32
Total return (%) (r)(s)(t)(x)	(9.21)	(8.86)	15.60	27.49	(c)	(13.25)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.06	1.14	1.28	(c)	1.36
Expenses after expense reductions (f)	0.95	1.04	1.13	1.26	(c)	1.34
Net investment income (loss)	2.10	1.07	0.64	0.86	(c)	0.99
Portfolio turnover	32	27	24	43		55
Net assets at end of period (000 omitted)	$3,336,889	$1,817,161	$1,327,862	$875,711		$588,772
See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to

27

Notes to Financial Statements – continued

setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source

28

Notes to Financial Statements – continued

and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$1,129,129,315	$—	$—	$1,129,129,315
South Korea	500,210,129	—	—	500,210,129
India	369,065,695	—	—	369,065,695
Taiwan	307,788,684	—	—	307,788,684
Hong Kong	272,001,832	—	—	272,001,832
Brazil	189,858,648	—	—	189,858,648
Russia	6,640,217	172,598,727	—	179,238,944
Indonesia	82,074,946	—	—	82,074,946
Malaysia	74,393,835	—	—	74,393,835
Other Countries	277,615,061	78,583,423	—	356,198,484
Mutual Funds	72,639,421	—	—	72,639,421
Total	$3,281,417,783	$251,182,150	$—	$3,532,599,933

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

29

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

30

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$68,825,844	$13,400,377

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$3,612,034,478
Gross appreciation	447,883,846

Gross depreciation	(527,318,391)
Net unrealized appreciation (depreciation)	$(79,434,545)

Undistributed ordinary income	12,713,136
Capital loss carryforwards	(305,958,625)
Other temporary differences	(379,776)

31

Notes to Financial Statements – continued

As of May 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$133,926,259
Long-Term	172,032,366
Total	$305,958,625

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$2,319,285	$520,307
Class B	35,142	—
Class C	156,722	—
Class I	1,762,494	476,211
Class R1	25,621	7,588
Class R2	75,352	12,943
Class R3	128,665	12,533
Class R4	57,249	53,866
Class R6	64,265,314	12,316,929
Total	$68,825,844	$13,400,377

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $337,360, which is included in the reduction of total expenses in the

32

Notes to Financial Statements – continued

Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.92% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $2,362,726, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $67,057 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$322,193
Class B	0.75%	0.25%	1.00%	1.00%	32,778
Class C	0.75%	0.25%	1.00%	1.00%	132,552
Class R1	0.75%	0.25%	1.00%	1.00%	19,185
Class R2	0.25%	0.25%	0.50%	0.50%	21,818
Class R3	—	0.25%	0.25%	0.25%	14,403
Total Distribution and Service Fees					$542,929

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its

33

Notes to Financial Statements – continued

affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $6,638, $49, and $155 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$1,790
Class B	3,107
Class C	1,246

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2020, the fee was $87,162, which equated to 0.0026% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $325,917.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $1,046 and is included in “Miscellaneous” expense in

34

Notes to Financial Statements – continued

the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 1,770 shares of Class R1 for an aggregate amount of $47,360.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $11,096,830 and $78,486, respectively. The sales transactions resulted in net realized gains (losses) of $16,215.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2020, this reimbursement amounted to $569,297, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $2,914,847,193 and $1,005,709,055, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,190,435	$37,819,440	1,483,096	$48,759,114
Class B	935	29,943	12,037	360,450
Class C	63,962	1,887,319	135,082	3,970,092
Class I	2,368,864	79,671,976	1,668,710	56,239,873
Class R1	6,990	196,313	94,894	2,869,121
Class R2	48,382	1,428,605	39,335	1,186,896
Class R3	196,269	6,193,038	26,468	884,424
Class R4	32,464	982,320	48,111	1,570,272
Class R6	61,542,850	2,061,826,062	19,525,400	672,872,420
	65,451,151	$2,190,035,016	23,033,133	$788,712,662

35

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	64,558	$2,205,955	16,637	$508,270
Class B	1,098	34,499	—	—
Class C	4,234	129,803	—	—
Class I	41,583	1,495,334	11,955	384,001
Class R1	848	25,621	280	7,588
Class R2	2,324	72,434	445	12,415
Class R3	3,790	128,665	412	12,533
Class R4	1,684	57,249	1,774	53,866
Class R6	1,778,620	63,959,158	379,363	12,185,130
	1,898,739	$68,108,718	410,866	$13,163,803

Shares reacquired
Class A	(856,185)	$(26,625,828)	(2,100,219)	$(66,580,385)
Class B	(35,822)	(1,026,904)	(52,762)	(1,570,886)
Class C	(165,669)	(4,665,492)	(202,906)	(5,937,457)
Class I	(1,313,702)	(40,785,503)	(1,292,303)	(44,543,086)
Class R1	(3,539)	(98,749)	(49,681)	(1,468,701)
Class R2	(76,705)	(2,265,930)	(69,814)	(2,103,798)
Class R3	(53,024)	(1,668,144)	(21,214)	(679,281)
Class R4	(158,577)	(5,091,946)	(31,606)	(1,037,399)
Class R6	(5,386,290)	(186,167,370)	(1,364,810)	(45,684,694)
	(8,049,513)	$(268,395,866)	(5,185,315)	$(169,605,687)

Net change
Class A	398,808	$13,399,567	(600,486)	$(17,313,001)
Class B	(33,789)	(962,462)	(40,725)	(1,210,436)
Class C	(97,473)	(2,648,370)	(67,824)	(1,967,365)
Class I	1,096,745	40,381,807	388,362	12,080,788
Class R1	4,299	123,185	45,493	1,408,008
Class R2	(25,999)	(764,891)	(30,034)	(904,487)
Class R3	147,035	4,653,559	5,666	217,676
Class R4	(124,429)	(4,052,377)	18,279	586,739
Class R6	57,935,180	1,939,617,850	18,539,953	639,372,856
	59,300,377	$1,989,747,868	18,258,684	$632,270,778

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising

36

Notes to Financial Statements – continued

management or control. At the end of the period, the MFS International Diversification Fund and the MFS Growth Allocation Fund were the owners of record of approximately 89%, and 1% of the value of outstanding voting shares of the fund. In addition,the MFS Aggresive Growth Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each owners of record of less than 1% of the value of the outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $16,088 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$60,319,149	$1,175,659,727	$1,163,338,209	$1,680	$(2,926)	$72,639,421

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,112,637	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2020

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jose Luis Garcia Robert Lau Harry Purcell

44

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $107,288,375. The fund intends to pass through foreign tax credits of $9,249,816 for the fiscal year.

46

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

MFS® International

DiversificationSM Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MDI-ANN

MFS® International Diversification SM Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	29.9%
MFS International Intrinsic Value Fund	22.5%
MFS International Growth Fund	22.4%
MFS Emerging Markets Equity Fund	14.8%
MFS International New Discovery Fund	10.1%
Cash & Cash Equivalents	0.3%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS International Diversification Fund (fund) provided a total return of 2.80%, at net asset value. This compares with a return of –3.43% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies –a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Factors Affecting Performance

During the reporting period, the fund benefited from its exposure to the MFS International Intrinsic Value Fund, MFS Research International Fund and MFS International New Discovery Fund as all three funds outperformed their respective

3

Management Review – continued

market segments. The fund’s exposure to the MFS International Growth Fund further supported results. Conversely, the fund’s exposure to the MFS Emerging Markets Equity Fund held back relative returns.

Respectfully,

Portfolio Manager(s)

Camille Humphries Lee

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/04	2.80%	4.22%	7.14%	N/A
B	9/30/04	2.08%	3.44%	6.34%	N/A
C	9/30/04	2.04%	3.45%	6.34%	N/A
I	9/30/04	3.04%	4.48%	7.41%	N/A
R1	4/01/05	2.04%	3.44%	6.33%	N/A
R2	9/30/04	2.60%	3.97%	6.87%	N/A
R3	4/01/05	2.83%	4.23%	7.14%	N/A
R4	4/01/05	3.04%	4.48%	7.40%	N/A
R6	10/02/17	3.17%	N/A	N/A	2.69%

Comparative benchmark(s)
MSCI All Country World (ex-US) Index (net div) (f)		(3.43)%	0.79%	4.38%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.12)%	2.99%	6.50%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.92)%	3.09%	6.34%	N/A
C With CDSC (1% for 12 months) (v)		1.04%	3.45%	6.34%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

6

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.36%	$1,000.00	$936.83	$1.74
	Hypothetical (h)	0.36%	$1,000.00	$1,023.20	$1.82
B	Actual	1.11%	$1,000.00	$933.49	$5.37
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60
C	Actual	1.11%	$1,000.00	$933.58	$5.37
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60
I	Actual	0.11%	$1,000.00	$938.14	$0.53
	Hypothetical (h)	0.11%	$1,000.00	$1,024.45	$0.56
R1	Actual	1.11%	$1,000.00	$933.22	$5.36
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60
R2	Actual	0.61%	$1,000.00	$935.95	$2.95
	Hypothetical (h)	0.61%	$1,000.00	$1,021.95	$3.08
R3	Actual	0.36%	$1,000.00	$937.02	$1.74
	Hypothetical (h)	0.36%	$1,000.00	$1,023.20	$1.82
R4	Actual	0.11%	$1,000.00	$937.88	$0.53
	Hypothetical (h)	0.11%	$1,000.00	$1,024.45	$0.56
R6	Actual	0.00%	$1,000.00	$938.86	$0.00
	Hypothetical (h)	0.00%	$1,000.00	$1,025.00	$0.00

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 99.9%
International Stock Funds - 99.6%
MFS Emerging Markets Equity Fund - Class R6	108,003,550	$3,203,385,279
MFS International Growth Fund - Class R6	143,134,821	4,837,956,951
MFS International Intrinsic Value Fund - Class R6	109,122,234	4,870,125,294
MFS International New Discovery Fund - Class R6	69,303,281	2,189,290,663
MFS Research International Fund - Class R6	366,107,454	6,472,779,783

		$21,573,537,970
Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 0.19% (v)	58,826,826	$58,832,709
Total Investment Companies (Identified Cost, $20,507,319,414)		$21,632,370,679

Other Assets, Less Liabilities - 0.1%		13,384,749
Net Assets - 100.0%		$21,645,755,428

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $21,632,370,679.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in affiliated issuers, at value (identified cost, $20,507,319,414)	$21,632,370,679
Receivables for
Fund shares sold	95,146,331
Receivable from investment adviser	1,153,016
Other assets	34,202
Total assets	$21,728,704,228

Liabilities
Payables for
Investments purchased	$51,874,427
Fund shares reacquired	22,234,141
Payable to affiliates
Administrative services fee	193
Shareholder servicing costs	7,174,100
Distribution and service fees	146,340
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	1,519,587
Total liabilities	$82,948,800
Net assets	$21,645,755,428

Net assets consist of
Paid-in capital	$20,536,074,820
Total distributable earnings (loss)	1,109,680,608
Net assets	$21,645,755,428
Shares of beneficial interest outstanding	1,141,549,702

11

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,778,815,301	147,774,706	$18.80
Class B	20,423,953	1,097,561	18.61
Class C	419,044,607	22,823,918	18.36
Class I	9,936,595,216	522,602,769	19.01
Class R1	7,756,377	429,930	18.04
Class R2	53,110,394	2,873,017	18.49
Class R3	724,023,291	38,806,198	18.66
Class R4	721,937,053	38,094,009	18.95
Class R6	6,984,049,236	367,047,594	19.03

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.95 [100 / 94.25 x $18.80]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$328,748,793
Expenses
Distribution and service fees	$13,648,591
Shareholder servicing costs	14,715,020
Administrative services fee	17,500
Independent Trustees’ compensation	141,386
Custodian fee	102,339
Shareholder communications	1,941,721
Audit and tax fees	43,278
Legal fees	179,683
Miscellaneous	1,618,161
Total expenses	$32,407,679
Reduction of expenses by investment adviser and distributor	(4,612,210)
Net expenses	$27,795,469
Net investment income (loss)	$300,953,324

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(92,320,953)
Capital gain distributions from affiliated issuers	188,490,690
Net realized gain (loss)	$96,169,737
Change in unrealized appreciation or depreciation
Affiliated issuers	$(71,593,371)
Net realized and unrealized gain (loss)	$24,576,366
Change in net assets from operations	$325,529,690

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$300,953,324	$295,982,331
Net realized gain (loss)	96,169,737	249,029,308
Net unrealized gain (loss)	(71,593,371)	(721,445,505)
Change in net assets from operations	$325,529,690	$(176,433,866)
Total distributions to shareholders	$(530,914,635)	$(385,690,225)
Change in net assets from fund share transactions	$5,144,131,183	$5,132,815,691
Total change in net assets	$4,938,746,238	$4,570,691,600

Net assets
At beginning of period	16,707,009,190	12,136,317,590
At end of period	$21,645,755,428	$16,707,009,190

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$18.71	$19.68	$18.07	$15.59		$16.91

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	$0.37	$0.21	$0.24	(c)	$0.17
Net realized and unrealized gain (loss)	0.32	(0.85)	1.68	2.54		(1.24)
Total from investment operations	$0.57	$(0.48)	$1.89	$2.78		$(1.07)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.37)	$(0.28)	$(0.30)		$(0.25)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.48)	$(0.49)	$(0.28)	$(0.30)		$(0.25)
Net asset value, end of period (x)	$18.80	$18.71	$19.68	$18.07		$15.59
Total return (%) (r)(s)(t)(x)	2.80	(2.15)	10.46	18.18	(c)	(6.36)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37	0.36	0.38	0.37	(c)	0.38
Expenses after expense reductions (f)(h)	0.35	0.34	0.35	0.35	(c)	0.35
Net investment income (loss) (l)	1.31	1.96	1.09	1.51	(c)	1.11
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$2,778,815	$2,458,587	$2,263,605	$1,804,722		$2,388,830

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$18.50	$19.43	$17.84	$15.38		$16.75

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.22	$0.07	$0.09	(c)	$0.06
Net realized and unrealized gain (loss)	0.31	(0.82)	1.66	2.54		(1.25)
Total from investment operations	$0.41	$(0.60)	$1.73	$2.63		$(1.19)

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.21)	$(0.14)	$(0.17)		$(0.18)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.30)	$(0.33)	$(0.14)	$(0.17)		$(0.18)
Net asset value, end of period (x)	$18.61	$18.50	$19.43	$17.84		$15.38
Total return (%) (r)(s)(t)(x)	2.08	(2.93)	9.71	17.27	(c)	(7.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.11	1.12	1.12	(c)	1.13
Expenses after expense reductions (f)(h)	1.10	1.09	1.10	1.10	(c)	1.10
Net investment income (loss) (l)	0.53	1.20	0.36	0.56	(c)	0.37
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$20,424	$27,434	$34,421	$34,040		$35,760

Class C	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$18.28	$19.20	$17.65	$15.23		$16.60

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.22	$0.07	$0.09	(c)	$0.06
Net realized and unrealized gain (loss)	0.30	(0.81)	1.64	2.51		(1.23)
Total from investment operations	$0.40	$(0.59)	$1.71	$2.60		$(1.17)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.21)	$(0.16)	$(0.18)		$(0.20)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.16)	$(0.18)		$(0.20)
Net asset value, end of period (x)	$18.36	$18.28	$19.20	$17.65		$15.23
Total return (%) (r)(s)(t)(x)	2.04	(2.87)	9.67	17.28	(c)	(7.07)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.11	1.12	1.12	(c)	1.13
Expenses after expense reductions (f)(h)	1.10	1.09	1.10	1.10	(c)	1.10
Net investment income (loss) (l)	0.53	1.21	0.37	0.57	(c)	0.36
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$419,045	$472,251	$517,523	$470,214		$460,869

See Notes to Financial Statements

16

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$18.91	$19.89	$18.25	$15.75		$17.05

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.42	$0.30	$0.23	(c)	$0.22
Net realized and unrealized gain (loss)	0.32	(0.86)	1.66	2.61		(1.26)
Total from investment operations	$0.62	$(0.44)	$1.96	$2.84		$(1.04)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.42)	$(0.32)	$(0.34)		$(0.26)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.52)	$(0.54)	$(0.32)	$(0.34)		$(0.26)
Net asset value, end of period (x)	$19.01	$18.91	$19.89	$18.25		$15.75
Total return (%) (r)(s)(t)(x)	3.04	(1.91)	10.78	18.42	(c)	(6.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.12	0.11	0.13	0.12	(c)	0.13
Expenses after expense reductions (f)(h)	0.10	0.09	0.10	0.10	(c)	0.10
Net investment income (loss) (l)	1.56	2.21	1.56	1.39	(c)	1.38
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$9,936,595	$7,848,998	$5,199,628	$4,166,366		$1,036,517

Class R1	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$17.99	$18.93	$17.39	$15.01		$16.36

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.12	$0.22	$0.06	$0.09	(c)	$0.05
Net realized and unrealized gain (loss)	0.28	(0.81)	1.63	2.47		(1.21)
Total from investment operations	$0.40	$(0.59)	$1.69	$2.56		$(1.16)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.23)	$(0.15)	$(0.18)		$(0.19)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.35)	$(0.35)	$(0.15)	$(0.18)		$(0.19)
Net asset value, end of period (x)	$18.04	$17.99	$18.93	$17.39		$15.01
Total return (%) (r)(s)(t)(x)	2.04	(2.91)	9.70	17.29	(c)	(7.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.11	1.12	1.12	(c)	1.13
Expenses after expense reductions (f)(h)	1.10	1.09	1.10	1.10	(c)	1.10
Net investment income (loss) (l)	0.67	1.23	0.33	0.58	(c)	0.36
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$7,756	$8,625	$8,912	$8,716		$7,736

See Notes to Financial Statements

17

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$18.39	$19.34	$17.76	$15.34		$16.66

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.33	$0.16	$0.17	(c)	$0.13
Net realized and unrealized gain (loss)	0.33	(0.84)	1.65	2.52		(1.22)
Total from investment operations	$0.52	$(0.51)	$1.81	$2.69		$(1.09)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.32)	$(0.23)	$(0.27)		$(0.23)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.42)	$(0.44)	$(0.23)	$(0.27)		$(0.23)
Net asset value, end of period (x)	$18.49	$18.39	$19.34	$17.76		$15.34
Total return (%) (r)(s)(t)(x)	2.60	(2.41)	10.20	17.82	(c)	(6.55)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.62	0.61	0.62	0.62	(c)	0.63
Expenses after expense reductions (f)(h)	0.60	0.59	0.60	0.60	(c)	0.60
Net investment income (loss) (l)	1.02	1.75	0.84	1.07	(c)	0.86
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$53,110	$61,929	$73,998	$72,991		$59,795

Class R3	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$18.57	$19.54	$17.95	$15.49		$16.80

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.24	$0.35	$0.21	$0.21	(c)	$0.17
Net realized and unrealized gain (loss)	0.33	(0.82)	1.66	2.55		(1.24)
Total from investment operations	$0.57	$(0.47)	$1.87	$2.76		$(1.07)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.38)	$(0.28)	$(0.30)		$(0.24)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.48)	$(0.50)	$(0.28)	$(0.30)		$(0.24)
Net asset value, end of period (x)	$18.66	$18.57	$19.54	$17.95		$15.49
Total return (%) (r)(s)(t)(x)	2.83	(2.15)	10.44	18.19	(c)	(6.34)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.36	0.38	0.37	(c)	0.38
Expenses after expense reductions (f)(h)	0.35	0.34	0.35	0.35	(c)	0.35
Net investment income (loss) (l)	1.25	1.86	1.09	1.32	(c)	1.11
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$724,023	$523,367	$391,082	$289,853		$230,042

See Notes to Financial Statements

18

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$18.85	$19.82	$18.19	$15.70		$17.00

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.42	$0.26	$0.26	(c)	$0.20
Net realized and unrealized gain (loss)	0.30	(0.85)	1.69	2.57		(1.24)
Total from investment operations	$0.62	$(0.43)	$1.95	$2.83		$(1.04)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.42)	$(0.32)	$(0.34)		$(0.26)
From net realized gain	(0.22)	(0.12)	—	—		—
Total distributions declared to shareholders	$(0.52)	$(0.54)	$(0.32)	$(0.34)		$(0.26)
Net asset value, end of period (x)	$18.95	$18.85	$19.82	$18.19		$15.70
Total return (%) (r)(s)(t)(x)	3.04	(1.89)	10.75	18.42	(c)	(6.11)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.12	0.11	0.13	0.12	(c)	0.13
Expenses after expense reductions (f)(h)	0.10	0.09	0.10	0.10	(c)	0.10
Net investment income (loss) (l)	1.62	2.22	1.32	1.57	(c)	1.30
Portfolio turnover	6	1	1	3		3
Net assets at end of period (000 omitted)	$721,937	$779,264	$948,409	$829,724		$506,597

Class R6	Year ended

	5/31/20	5/31/19	5/31/18 (i)
Net asset value, beginning of period	$18.92	$19.90	$19.09

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.43	$0.02
Net realized and unrealized gain (loss)	0.33	(0.85)	1.12
Total from investment operations	$0.65	$(0.42)	$1.14

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.44)	$(0.33)
From net realized gain	(0.22)	(0.12)	—
Total distributions declared to shareholders	$(0.54)	$(0.56)	$(0.33)
Net asset value, end of period (x)	$19.03	$18.92	$19.90
Total return (%) (r)(s)(t)(x)	3.17	(1.82)	5.98	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.02	0.02	0.03	(a)
Expenses after expense reductions (f)(h)	0.00	0.00	0.00	(a)
Net investment income (loss) (l)	1.65	2.25	0.13	(a)
Portfolio turnover	6	1	1	(n)
Net assets at end of period (000 omitted)	$6,984,049	$4,526,554	$2,698,739

See Notes to Financial Statements

19

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the international stock funds held by the fund at May 31, 2020 was to seek capital appreciation.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications

21

Notes to Financial Statements – continued

due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality,

22

Notes to Financial Statements – continued

coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

23

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$21,632,370,679	$—	$—	$21,632,370,679

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year

24

Notes to Financial Statements – continued

period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$300,909,086	$298,850,815
Long-term capital gains	230,005,549	86,839,410

Total distributions	$530,914,635	$385,690,225

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$20,638,625,170
Gross appreciation	1,360,125,130

Gross depreciation	(366,379,621)
Net unrealized appreciation (depreciation)	$993,745,509

Undistributed long-term capital gain	124,897,573
Late year ordinary loss deferral	(8,962,474)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

25

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$67,819,520	$59,207,345
Class B	387,736	519,613
Class C	7,858,901	8,605,640
Class I	253,102,831	178,684,250
Class R1	182,773	161,514
Class R2	1,278,642	1,537,266
Class R3	15,677,872	11,107,617
Class R4	22,450,225	23,836,493
Class R6	162,156,135	102,030,487
Total	$530,914,635	$385,690,225

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that fund operating expenses do not exceed 0.10% annually of the class’s average daily net assets for each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares and 0.00% annually of the class’s average daily net assets for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $4,602,211, which is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $951,169 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and

26

Notes to Financial Statements – continued

another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$6,796,323
Class B	0.75%	0.25%	1.00%	1.00%	250,127
Class C	0.75%	0.25%	1.00%	1.00%	4,647,928
Class R1	0.75%	0.25%	1.00%	1.00%	90,700
Class R2	0.25%	0.25%	0.50%	0.50%	300,432
Class R3	—	0.25%	0.25%	0.25%	1,563,081
Total Distribution and Service Fees					$13,648,591

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $9,582, $45, $300, and $72 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$68,118
Class B	23,002
Class C	59,121

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2020, the fee was $343,803, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $14,371,217.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

27

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0001% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $8,340 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 2,661 shares of Class R6 for an aggregate amount of $47,602.

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $5,778,802,529 and $1,239,894,391, respectively.

28

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	41,250,536	$798,861,213	37,275,199	$698,858,943
Class B	7,171	137,727	147,932	2,762,980
Class C	4,774,099	91,525,185	6,603,147	120,816,691
Class I	266,430,478	5,141,105,282	244,579,663	4,604,731,408
Class R1	128,033	2,376,947	101,380	1,823,421
Class R2	1,180,186	22,541,074	1,210,082	22,289,152
Class R3	19,364,507	370,821,785	12,690,756	233,325,380
Class R4	11,276,261	221,195,859	13,900,416	260,587,719
Class R6	175,315,187	3,423,958,035	126,258,985	2,388,942,482
	519,726,458	$10,072,523,107	442,767,560	$8,334,138,176

Shares issued to shareholders in reinvestment of distributions
Class A	3,040,475	$63,363,512	3,316,888	$55,723,723
Class B	18,040	373,253	30,091	501,316
Class C	341,310	6,969,545	472,709	7,780,783
Class I	10,366,283	218,210,265	9,169,367	155,512,461
Class R1	9,111	182,773	9,970	161,514
Class R2	53,169	1,090,507	62,334	1,030,381
Class R3	758,076	15,677,014	666,324	11,107,617
Class R4	995,391	20,883,293	1,324,233	22,379,530
Class R6	7,405,196	155,953,430	5,894,049	99,963,068
	22,987,051	$482,703,592	20,945,965	$354,160,393

Shares reacquired
Class A	(27,918,023)	$(524,778,931)	(24,193,272)	$(452,003,567)
Class B	(410,250)	(7,733,270)	(467,270)	(8,681,058)
Class C	(8,128,098)	(150,652,720)	(8,189,236)	(149,261,516)
Class I	(169,321,688)	(3,154,741,089)	(100,049,126)	(1,867,595,903)
Class R1	(186,673)	(3,404,779)	(102,751)	(1,870,354)
Class R2	(1,727,193)	(33,092,520)	(1,730,887)	(31,842,175)
Class R3	(9,499,079)	(183,036,430)	(5,184,900)	(96,855,612)
Class R4	(15,526,585)	(308,304,175)	(21,718,945)	(409,452,535)
Class R6	(54,979,151)	(1,045,351,602)	(28,476,598)	(537,920,158)
	(287,696,740)	$(5,411,095,516)	(190,112,985)	$(3,555,482,878)

29

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	16,372,988	$337,445,794	16,398,815	$302,579,099
Class B	(385,039)	(7,222,290)	(289,247)	(5,416,762)
Class C	(3,012,689)	(52,157,990)	(1,113,380)	(20,664,042)
Class I	107,475,073	2,204,574,458	153,699,904	2,892,647,966
Class R1	(49,529)	(845,059)	8,599	114,581
Class R2	(493,838)	(9,460,939)	(458,471)	(8,522,642)
Class R3	10,623,504	203,462,369	8,172,180	147,577,385
Class R4	(3,254,933)	(66,225,023)	(6,494,296)	(126,485,286)
Class R6	127,741,232	2,534,559,863	103,676,436	1,950,985,392
	255,016,769	$5,144,131,183	273,600,540	$5,132,815,691

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $100,938 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

30

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Fund	$1,697,864,882	$2,079,120,361	$168,831,960	$(14,354,553)	$(390,413,451)	$3,203,385,279
MFS Institutional Money Market Portfolio	12,614,829	624,237,898	578,004,642	(14,571)	(805)	58,832,709
MFS International Growth Fund	4,159,528,038	1,058,414,771	464,562,207	(18,003,634)	102,579,983	4,837,956,951
MFS International Intrinsic Value Fund	4,161,412,989	1,040,836,917	519,276,355	(52,082,484)	239,234,227	4,870,125,294
MFS International New Discovery Fund	1,670,998,554	626,841,661	14,510,868	(1,279,481)	(92,759,203)	2,189,290,663
MFS Research International Fund	4,991,711,456	1,490,601,680	72,713,001	(6,586,230)	69,765,878	6,472,779,783
	$16,694,130,748	$6,920,053,288	$1,817,899,033	$(92,320,953)	$(71,593,371)	$21,632,370,679

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Fund					$61,612,150	$—
MFS Institutional Money Market Portfolio					226,621	—
MFS International Growth Fund					54,216,941	18,433,708
MFS International Intrinsic Value Fund					57,864,675	139,450,190
MFS International New Discovery Fund					27,823,984	30,606,792
MFS Research International Fund					127,004,422	—
					$328,748,793	$188,490,690

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

The Board of Trustees of the fund has approved modifications to the underlying funds and underlying fund target weightings of the fund. The transition to the revised underlying fund allocations will commence on or about June 30, 2020, and will be completed by December 31, 2020, although these dates could change based on market conditions and other factors. Please see the fund’s prospectus for details.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Diversification Fund (the “Fund”), including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by

32

Report of Independent Registered Public Accounting Firm – continued

correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

33

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Camille Humphries Lee

38

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

39

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $274,265,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $305,561,152. The fund intends to pass through foreign tax credits of $37,893,381 for the fiscal year.

40

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

     MFS® International Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

FGF-ANN

MFS® International Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.6%
Roche Holding AG	5.5%
SAP AG	3.6%
Novartis AG	3.5%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
AIA Group Ltd.	3.0%
L’Oréal	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.8%
Tencent Holdings Ltd.	2.5%
Schneider Electric SE	2.5%

GICS equity sectors (g)
Consumer Staples	20.2%
Health Care	15.9%
Information Technology	14.4%
Industrials	13.7%
Materials	10.7%
Consumer Discretionary	10.0%
Financials	8.0%
Communication Services	4.3%
Energy	0.6%
Utilities	0.3%

Issuer country weightings (x)
France	18.9%
Switzerland	15.6%
United Kingdom	9.1%
Germany	8.9%
Japan	8.5%
United States	7.5%
Canada	7.1%
India	3.4%
Taiwan	3.4%
Other Countries	17.6%

Currency exposure weightings (y)
Euro	33.0%
Swiss Franc	15.6%
British Pound Sterling	10.1%
Japanese Yen	8.5%
United States Dollar	8.1%
Hong Kong Dollar	5.8%
Canadian Dollar	4.7%
Indian Rupee	3.4%
Taiwan Dollar	3.4%
Other Currencies	7.4%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS International Growth Fund (fund) provided a total return of 4.24%, at net asset value. This compares with a return of 7.37% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Detractors from Performance

Stock selection in the information technology, health care and financials sectors weakened performance relative to the MSCI All Country World (ex-US) Growth Index. Within the information technology sector, not holding shares of lithography systems manufacturer ASML (Netherlands) and cloud-based e-commerce platform operator

4

Management Review – continued

Shopify (Canada) held back relative returns as both stocks outperformed the benchmark. Although security selection in the health care sector also weighed on relative results, there were no individual securities within this sector that were among the fund’s top relative detractors. Within the financials sector, holding shares of Indian banking firm HDFC Bank (b), and the fund’s overweight positions in shares of insurance company AIA Group (Hong Kong) and banking services provider Grupo Financiero Banorte (Mexico), also detracted from relative performance. Stocks in the financial services industry generally came under pressure at the onset of the pandemic, as central banks across the globe reduced interest rates and provided other forms of stimulus in response to a rapid deterioration of economic conditions.

Elsewhere, the fund’s overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), food processing company Danone (France) and oil and gas exploration company Oil Search (Australia) dampened relative results. Shares of Rolls-Royce Holdings, already under pressure from a slow-down in the wide-body aircraft market prior to the pandemic, declined further as the COVID-19 outbreak severely halted air travel across the globe. The timing of the fund’s position in shares of internet-based, multiple services company Tencent Holdings (China), as well as an underweight position in shares of online and mobile commerce company Alibaba Group (h) (China), also hindered relative performance. The underweight position in shares of Alibaba hurt relative returns as the stock outperformed the benchmark, in part, due to robust e-commerce demand experienced during the pandemic.

Contributors to Performance

Not holding any securities within the poor-performing real estate sector supported relative results. There were no individual stocks within this sector that were among the fund’s top relative contributors over the reporting period.

Stock selection in the industrials sector also benefited relative returns. Not holding shares of poor-performing aerospace company Airbus (France), an overweight position in electrical distribution equipment manufacturer Schneider Electric (France) and holding shares of industrial auctioneer Ritchie Bros. Auctioneers (b) (Canada) lifted relative performance within this sector. The stock price of Schneider Electric performed well prior to the pandemic, as strength in its energy management division helped drive solid business results. Late in the period, the stock recovered from pandemic-induced lows as management highlighted the company’s diverse business divisions, such as its software and services division, and its cost management plans that they believe will help the firm weather the global recession. An overweight position in the materials sector further contributed to relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors over the reporting period.

Stocks in other sectors that aided relative performance included overweight positions in pharmaceutical and diagnostic company Roche Holding (Switzerland), internet search engine and online computer games provider NAVER (South Korea), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and medical products and equipment manufacturer Terumo (Japan). The stock price of NAVER rose steadily throughout the period on the back of solid earnings that were driven primarily by strength in search and display advertising revenue. Additionally, holding shares of

5

Management Review – continued

online betting and gaming operator Flutter Entertainment (b) (United Kingdom), and not holding shares of both beverage manufacturer Anheuser-Busch InBev (Belgium) and Brazilian banking firm Banco Bradesco, helped relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from exposure differences between the fund and the benchmark to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

David Antonelli, Matthew Barrett, and Kevin Dwan

Note to Shareholders: Effective April 15, 2021, David Antonelli will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	4.24%	5.52%	7.45%
B	10/24/95	3.44%	4.73%	6.65%
C	7/01/96	3.46%	4.73%	6.65%
I	1/02/97	4.51%	5.78%	7.72%
R1	10/01/08	3.45%	4.73%	6.64%
R2	10/01/08	3.95%	5.25%	7.18%
R3	10/01/08	4.22%	5.51%	7.45%
R4	10/01/08	4.48%	5.77%	7.71%
R6	5/01/06	4.60%	5.89%	7.79%

Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)		7.37%	4.02%	6.43%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.76)%	4.28%	6.82%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.56)%	4.40%	6.65%
C With CDSC (1% for 12 months) (v)		2.46%	4.73%	6.65%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

8

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	1.08%	$1,000.00	$939.93	$5.24
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
B	Actual	1.83%	$1,000.00	$936.43	$8.86
	Hypothetical (h)	1.83%	$1,000.00	$1,015.85	$9.22
C	Actual	1.83%	$1,000.00	$936.43	$8.86
	Hypothetical (h)	1.83%	$1,000.00	$1,015.85	$9.22
I	Actual	0.83%	$1,000.00	$941.22	$4.03
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
R1	Actual	1.83%	$1,000.00	$936.45	$8.86
	Hypothetical (h)	1.83%	$1,000.00	$1,015.85	$9.22
R2	Actual	1.33%	$1,000.00	$938.82	$6.45
	Hypothetical (h)	1.33%	$1,000.00	$1,018.35	$6.71
R3	Actual	1.08%	$1,000.00	$939.85	$5.24
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
R4	Actual	0.83%	$1,000.00	$941.04	$4.03
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
R6	Actual	0.73%	$1,000.00	$941.55	$3.54
	Hypothetical (h)	0.73%	$1,000.00	$1,021.35	$3.69

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.1%
Aerospace - 0.6%
Rolls-Royce Holdings PLC	19,790,740	$66,776,177

Airlines - 0.3%
Japan Airport Terminal Co. Ltd. (l)	763,200	$33,544,142

Alcoholic Beverages - 4.1%
Diageo PLC	7,305,682	$252,639,570
Pernod Ricard S.A.	1,263,088	197,246,229

		$449,885,799
Apparel Manufacturers - 4.9%
Burberry Group PLC	3,183,178	$59,120,493
Kering S.A.	214,800	112,603,396
LVMH Moet Hennessy Louis Vuitton SE	875,313	366,546,306

		$538,270,195
Automotive - 0.7%
Koito Manufacturing Co. Ltd.	1,809,800	$76,607,511

Business Services - 5.7%
Accenture PLC, “A”	1,003,819	$202,389,987
Brenntag AG	1,654,702	87,082,812
Compass Group PLC	4,603,158	67,664,780
Experian PLC	5,419,097	189,202,123
Infosys Technologies Ltd., ADR	8,500,813	77,357,398

		$623,697,100
Computer Software - 4.9%
Dassault Systemes S.A.	352,414	$59,825,307
OBIC Co. Ltd.	463,200	80,231,591
SAP SE	3,203,253	398,837,278

		$538,894,176
Computer Software - Systems - 3.6%
Amadeus IT Group S.A.	1,473,536	$77,158,706
Hitachi Ltd.	7,020,700	224,920,196
NICE Systems Ltd., ADR (a)	513,540	95,590,336

		$397,669,238

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 6.3%
Kao Corp.	1,381,800	$110,792,569
L’Oréal	1,100,626	321,371,188
Reckitt Benckiser Group PLC	2,881,616	257,764,446

		$689,928,203
Consumer Services - 0.4%
51job, Inc., ADR (a)	718,774	$46,353,735

Containers - 0.3%
Brambles Ltd.	4,770,062	$37,009,192

Electrical Equipment - 3.9%
Legrand S.A.	829,876	$56,694,453
Prysmian S.p.A.	4,479,153	95,705,940
Schneider Electric SE	2,742,880	273,635,333

		$426,035,726
Electronics - 3.4%
Delta Electronics, Inc.	12,939,000	$59,469,842
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,145,097	309,282,732

		$368,752,574
Energy - Independent - 0.6%
Oil Search Ltd.	29,044,551	$67,371,546

Food & Beverages - 8.0%
Danone S.A.	3,818,555	$261,753,430
Nestle S.A.	5,706,027	617,787,847

		$879,541,277
Gaming & Lodging - 1.0%
Flutter Entertainment PLC (l)	838,765	$106,487,874

General Merchandise - 0.3%
Walmart de Mexico S.A.B. de C.V.	11,576,635	$28,896,559

Insurance - 3.0%
AIA Group Ltd.	41,077,200	$333,058,378

Internet - 4.3%
NAVER Corp.	953,670	$174,031,588
Tencent Holdings Ltd.	5,239,000	277,376,714
Yandex N.V., “A” (a)	431,928	17,376,463

		$468,784,765

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 0.8%
BANDAI NAMCO Holdings, Inc.	1,473,700	$81,935,233

Machinery & Tools - 2.9%
GEA Group AG	2,688,317	$79,945,843
Ingersoll Rand, Inc. (a)	2,400,407	67,691,478
Ritchie Bros. Auctioneers, Inc.	4,038,960	174,805,989

		$322,443,310
Medical & Health Technology & Services - 0.3%
Alcon, Inc. (a)	567,810	$36,706,539

Medical Equipment - 5.4%
EssilorLuxottica (a)	1,758,121	$227,029,334
Mettler-Toledo International, Inc. (a)	103,190	82,036,050
QIAGEN N.V. (a)	2,422,010	105,687,025
Terumo Corp.	4,570,300	179,260,689

		$594,013,098
Natural Gas - Distribution - 0.3%
China Resources Gas Group Ltd.	5,858,000	$31,929,369

Other Banks & Diversified Financials - 5.0%
AEON Financial Service Co. Ltd.	4,561,300	$51,303,787
Credicorp Ltd.	331,169	45,641,711
DBS Group Holdings Ltd.	8,600,900	118,530,240
Element Fleet Management Corp.	10,372,510	73,753,040
Grupo Financiero Banorte S.A. de C.V.	18,224,022	55,269,137
HDFC Bank Ltd.	14,588,309	183,597,630
Komercni Banka A.S. (a)	808,195	17,302,605

		$545,398,150
Pharmaceuticals - 12.2%
Bayer AG	2,685,614	$179,391,288
Novartis AG	4,441,433	385,026,072
Novo Nordisk A.S., “B”	2,576,700	167,992,857
Roche Holding AG	1,740,464	604,156,684

		$1,336,566,901
Precious Metals & Minerals - 2.4%
Agnico-Eagle Mines Ltd.	2,371,113	$151,702,324
Franco-Nevada Corp.	826,595	116,024,076

		$267,726,400

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 2.7%
Adani Ports and Special Economic Zone Ltd.	8,140,331	$34,858,105
Canadian National Railway Co.	3,057,272	263,047,683

		$297,905,788
Specialty Chemicals - 8.2%
Akzo Nobel N.V.	1,639,113	$134,540,037
Croda International PLC	1,614,112	103,819,227
L’Air Liquide S.A.	1,480,624	201,488,902
Linde PLC	1,304,358	261,708,488
Sika AG	436,646	75,030,368
Symrise AG	1,163,139	127,048,462

		$903,635,484
Tobacco - 1.6%
ITC Ltd. (a)	29,732,048	$77,597,337
Japan Tobacco, Inc.	4,692,900	93,013,805

		$170,611,142
Total Common Stocks (Identified Cost, $9,094,612,494)		$10,766,435,581

Investment Companies (h) - 1.2%
Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.19% (v) (Identified Cost, $136,257,638)	136,248,243	$136,261,868

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (j) (Identified Cost, $208,168)	208,168	$208,168

Other Assets, Less Liabilities - 0.7%		76,818,203
Net Assets - 100.0%		$10,979,723,820

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $136,261,868 and $10,766,643,749, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $19,491,239 of securities on loan (identified cost, $9,094,820,662)	$10,766,643,749
Investments in affiliated issuers, at value (identified cost, $136,257,638)	136,261,868
Cash	89,443,000
Foreign currency, at value (identified cost, $793,174)	793,225
Receivables for
Fund shares sold	37,350,114
Dividends	34,475,543
Other assets	17,713
Total assets	$11,064,985,212

Liabilities
Payables for
Investments purchased	$72,507,301
Fund shares reacquired	8,844,045
Collateral for securities loaned, at value (c)	208,168
Payable to affiliates
Investment adviser	823,500
Administrative services fee	6,580
Shareholder servicing costs	1,540,751
Distribution and service fees	25,086
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	1,305,951
Total liabilities	$85,261,392
Net assets	$10,979,723,820

Net assets consist of
Paid-in capital	$9,377,856,937
Total distributable earnings (loss)	1,601,866,883
Net assets	$10,979,723,820
Shares of beneficial interest outstanding	317,637,662

(c)	Non-cash collateral is not included.

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$546,391,153	16,234,571	$33.66
Class B	2,922,280	93,133	31.38
Class C	39,530,061	1,300,526	30.40
Class I	2,457,330,238	65,100,128	37.75
Class R1	4,890,078	164,534	29.72
Class R2	34,148,931	1,114,957	30.63
Class R3	124,732,197	3,736,620	33.38
Class R4	262,924,641	7,780,447	33.79
Class R6	7,506,854,241	222,112,746	33.80

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $35.71 [100 / 94.25 x $33.66]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$191,533,936
Dividends from affiliated issuers	2,045,472
Other	42,638
Income on securities loaned	35,689
Foreign taxes withheld	(20,540,553)
Total investment income	$173,117,182
Expenses
Management fee	$70,573,282
Distribution and service fees	2,144,654
Shareholder servicing costs	3,139,661
Administrative services fee	571,699
Independent Trustees’ compensation	102,156
Custodian fee	1,567,093
Shareholder communications	246,456
Audit and tax fees	81,890
Legal fees	91,003
Miscellaneous	747,038
Total expenses	$79,264,932
Reduction of expenses by investment adviser and distributor	(1,025,519)
Net expenses	$78,239,413
Net investment income (loss)	$94,877,769

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $11,544 country tax)	$(120,002,152)
Affiliated issuers	16,889
Foreign currency	239,849
Net realized gain (loss)	$(119,745,414)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,258,183 decrease in deferred country tax)	$370,010,896
Affiliated issuers	(10,290)
Translation of assets and liabilities in foreign currencies	420,199
Net unrealized gain (loss)	$370,420,805
Net realized and unrealized gain (loss)	$250,675,391
Change in net assets from operations	$345,553,160

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$94,877,769	$118,902,626
Net realized gain (loss)	(119,745,414)	199,499,335
Net unrealized gain (loss)	370,420,805	(289,254,634)
Change in net assets from operations	$345,553,160	$29,147,327
Total distributions to shareholders	$(158,637,952)	$(256,363,860)
Change in net assets from fund share transactions	$2,060,458,436	$2,605,537,537
Total change in net assets	$2,247,373,644	$2,378,321,004

Net assets
At beginning of period	8,732,350,176	6,354,029,172
At end of period	$10,979,723,820	$8,732,350,176

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$32.76	$34.20	$31.09	$26.46		$28.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.42	$0.37	$0.14	(c)	$0.27
Net realized and unrealized gain (loss)	1.20	(0.73)	3.50	4.75		(1.81)
Total from investment operations	$1.43	$(0.31)	$3.87	$4.89		$(1.54)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.23)	$(0.26)		$(0.26)
From net realized gain	(0.18)	(0.84)	(0.53)	—		(0.02)
Total distributions declared to shareholders	$(0.53)	$(1.13)	$(0.76)	$(0.26)		$(0.28)
Net asset value, end of period (x)	$33.66	$32.76	$34.20	$31.09		$26.46
Total return (%) (r)(s)(t)(x)	4.24	(0.64)	12.53	18.69	(c)	(5.44)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.15	1.18	(c)	1.21
Expenses after expense reductions (f)	1.07	1.09	1.14	1.17	(c)	1.20
Net investment income (loss)	0.66	1.28	1.12	0.51	(c)	1.04
Portfolio turnover	17	17	12	21		20
Net assets at end of period (000 omitted)	$546,391	$402,964	$360,401	$319,266		$585,089

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19	5/31/18		5/31/17		5/31/16
Net asset value, beginning of period	$30.67	$32.01	$29.15		$24.82		$26.64

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$0.11	$0.07		$(0.01	)(c)	$0.05
Net realized and unrealized gain (loss)	1.15	(0.61)	3.32		4.41		(1.68)
Total from investment operations	$1.09	$(0.50)	$3.39		$4.40		$(1.63)

Less distributions declared to shareholders
From net investment income	$(0.20)	$—	$(0.00	)(w)	$(0.07)		$(0.17)
From net realized gain	(0.18)	(0.84)	(0.53)		—		(0.02)
Total distributions declared to shareholders	$(0.38)	$(0.84)	$(0.53)		$(0.07)		$(0.19)
Net asset value, end of period (x)	$31.38	$30.67	$32.01		$29.15		$24.82
Total return (%) (r)(s)(t)(x)	3.44	(1.36)	11.68		17.79	(c)	(6.12)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.85	1.90		1.93	(c)	1.96
Expenses after expense reductions (f)	1.82	1.84	1.89		1.92	(c)	1.95
Net investment income (loss)	(0.18)	0.35	0.23		(0.02	)(c)	0.21
Portfolio turnover	17	17	12		21		20
Net assets at end of period (000 omitted)	$2,922	$4,599	$6,537		$7,799		$8,792

Class C	Year ended

	5/31/20	5/31/19	5/31/18		5/31/17		5/31/16
Net asset value, beginning of period	$29.76	$31.15	$28.43		$24.22		$26.03

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.14	$0.09		$0.00	(c)(w)	$0.06
Net realized and unrealized gain (loss)	1.10	(0.64)	3.21		4.30		(1.67)
Total from investment operations	$1.06	$(0.50)	$3.30		$4.30		$(1.61)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.05)	$(0.05)		$(0.09)		$(0.18)
From net realized gain	(0.18)	(0.84)	(0.53)		—		(0.02)
Total distributions declared to shareholders	$(0.42)	$(0.89)	$(0.58)		$(0.09)		$(0.20)
Net asset value, end of period (x)	$30.40	$29.76	$31.15		$28.43		$24.22
Total return (%) (r)(s)(t)(x)	3.46	(1.37)	11.67		17.81	(c)	(6.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.85	1.90		1.93	(c)	1.96
Expenses after expense reductions (f)	1.82	1.84	1.89		1.92	(c)	1.95
Net investment income (loss)	(0.14)	0.48	0.30		0.01	(c)	0.25
Portfolio turnover	17	17	12		21		20
Net assets at end of period (000 omitted)	$39,530	$42,015	$42,981		$38,985		$40,163

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$36.61	$38.08	$34.52	$29.36		$31.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.60	$0.50	$0.34	(c)	$0.37
Net realized and unrealized gain (loss)	1.35	(0.86)	3.90	5.16		(2.00)
Total from investment operations	$1.69	$(0.26)	$4.40	$5.50		$(1.63)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.31)	$(0.34)		$(0.28)
From net realized gain	(0.18)	(0.84)	(0.53)	—		(0.02)
Total distributions declared to shareholders	$(0.55)	$(1.21)	$(0.84)	$(0.34)		$(0.30)
Net asset value, end of period (x)	$37.75	$36.61	$38.08	$34.52		$29.36
Total return (%) (r)(s)(t)(x)	4.51	(0.41)	12.84	18.97	(c)	(5.19)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.90	0.93	(c)	0.96
Expenses after expense reductions (f)	0.82	0.84	0.89	0.92	(c)	0.95
Net investment income (loss)	0.89	1.63	1.35	1.12	(c)	1.27
Portfolio turnover	17	17	12	21		20
Net assets at end of period (000 omitted)	$2,457,330	$1,974,109	$1,371,442	$1,497,306		$1,174,202

Class R1	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$29.12	$30.57	$27.93	$23.87		$25.65

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.18	$0.14	$0.02	(c)	$0.10
Net realized and unrealized gain (loss)	1.07	(0.68)	3.11	4.19		(1.67)
Total from investment operations	$1.04	$(0.50)	$3.25	$4.21		$(1.57)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.11)	$(0.08)	$(0.15)		$(0.19)
From net realized gain	(0.18)	(0.84)	(0.53)	—		(0.02)
Total distributions declared to shareholders	$(0.44)	$(0.95)	$(0.61)	$(0.15)		$(0.21)
Net asset value, end of period (x)	$29.72	$29.12	$30.57	$27.93		$23.87
Total return (%) (r)(s)(t)(x)	3.45	(1.39)	11.69	17.77	(c)	(6.12)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.85	1.90	1.93	(c)	1.96
Expenses after expense reductions (f)	1.82	1.84	1.89	1.92	(c)	1.95
Net investment income (loss)	(0.11)	0.61	0.47	0.08	(c)	0.41
Portfolio turnover	17	17	12	21		20
Net assets at end of period (000 omitted)	$4,890	$4,266	$3,663	$2,496		$1,587

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$29.92	$31.31	$28.54	$24.32		$26.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.28	$0.25	$0.14	(c)	$0.17
Net realized and unrealized gain (loss)	1.07	(0.64)	3.23	4.29		(1.66)
Total from investment operations	$1.22	$(0.36)	$3.48	$4.43		$(1.49)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.19)	$(0.18)	$(0.21)		$(0.22)
From net realized gain	(0.18)	(0.84)	(0.53)	—		(0.02)
Total distributions declared to shareholders	$(0.51)	$(1.03)	$(0.71)	$(0.21)		$(0.24)
Net asset value, end of period (x)	$30.63	$29.92	$31.31	$28.54		$24.32
Total return (%) (r)(s)(t)(x)	3.95	(0.89)	12.27	18.39	(c)	(5.69)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.35	1.40	1.43	(c)	1.46
Expenses after expense reductions (f)	1.32	1.34	1.39	1.42	(c)	1.45
Net investment income (loss)	0.48	0.92	0.83	0.56	(c)	0.70
Portfolio turnover	17	17	12	21		20
Net assets at end of period (000 omitted)	$34,149	$18,890	$23,650	$22,245		$21,051

Class R3	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$32.51	$33.96	$30.89	$26.29		$28.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.48	$0.36	$0.20	(c)	$0.18
Net realized and unrealized gain (loss)	1.18	(0.79)	3.48	4.66		(1.71)
Total from investment operations	$1.41	$(0.31)	$3.84	$4.86		$(1.53)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.30)	$(0.24)	$(0.26)		$(0.23)
From net realized gain	(0.18)	(0.84)	(0.53)	—		(0.02)
Total distributions declared to shareholders	$(0.54)	$(1.14)	$(0.77)	$(0.26)		$(0.25)
Net asset value, end of period (x)	$33.38	$32.51	$33.96	$30.89		$26.29
Total return (%) (r)(s)(t)(x)	4.22	(0.63)	12.52	18.67	(c)	(5.43)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.15	1.18	(c)	1.21
Expenses after expense reductions (f)	1.07	1.09	1.14	1.17	(c)	1.20
Net investment income (loss)	0.69	1.47	1.09	0.72	(c)	0.69
Portfolio turnover	17	17	12	21		20
Net assets at end of period (000 omitted)	$124,732	$59,575	$30,465	$26,234		$27,198

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$32.83	$34.28	$31.17	$26.52		$28.30

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.53	$0.45	$0.26	(c)	$0.32
Net realized and unrealized gain (loss)	1.20	(0.76)	3.52	4.71		(1.80)
Total from investment operations	$1.51	$(0.23)	$3.97	$4.97		$(1.48)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.33)	$(0.32)		$(0.28)
From net realized gain	(0.18)	(0.84)	(0.53)	—		(0.02)
Total distributions declared to shareholders	$(0.55)	$(1.22)	$(0.86)	$(0.32)		$(0.30)
Net asset value, end of period (x)	$33.79	$32.83	$34.28	$31.17		$26.52
Total return (%) (r)(s)(t)(x)	4.48	(0.40)	12.81	18.97	(c)	(5.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.90	0.93	(c)	0.96
Expenses after expense reductions (f)	0.82	0.84	0.89	0.92	(c)	0.95
Net investment income (loss)	0.91	1.60	1.36	0.97	(c)	1.22
Portfolio turnover	17	17	12	21		20
Net assets at end of period (000 omitted)	$262,925	$209,454	$167,066	$124,580		$231,275

Class R6	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$32.81	$34.27	$31.15	$26.54		$28.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.56	$0.51	$0.34	(c)	$0.37
Net realized and unrealized gain (loss)	1.21	(0.78)	3.49	4.65		(1.81)
Total from investment operations	$1.55	$(0.22)	$4.00	$4.99		$(1.44)

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.35)	$(0.38)		$(0.29)
From net realized gain	(0.18)	(0.84)	(0.53)	—		(0.02)
Total distributions declared to shareholders	$(0.56)	$(1.24)	$(0.88)	$(0.38)		$(0.31)
Net asset value, end of period (x)	$33.80	$32.81	$34.27	$31.15		$26.54
Total return (%) (r)(s)(t)(x)	4.60	(0.34)	12.95	19.08	(c)	(5.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.77	0.80	0.82	(c)	0.83
Expenses after expense reductions (f)	0.73	0.76	0.79	0.81	(c)	0.82
Net investment income (loss)	1.00	1.69	1.53	1.22	(c)	1.41
Portfolio turnover	17	17	12	21		20
Net assets at end of period (000 omitted)	$7,506,854	$6,016,478	$4,347,824	$2,717,276		$1,973,418

See Notes to Financial Statements

24

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to

26

Notes to Financial Statements – continued

setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source

27

Notes to Financial Statements – continued

and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$—	$2,078,193,878	$—	$2,078,193,878
Switzerland	—	1,718,707,510	—	1,718,707,510
United Kingdom	—	996,986,816	—	996,986,816
Germany	399,764,142	578,228,566	—	977,992,708
Japan	931,609,523	—	—	931,609,523
Canada	779,333,112	—	—	779,333,112
United States	613,826,003	—	—	613,826,003
India	373,410,470	—	—	373,410,470
Taiwan	368,752,574	—	—	368,752,574
Other Countries	1,452,225,447	475,397,540	—	1,927,622,987
Mutual Funds	136,470,036	—	—	136,470,036
Total	$5,055,391,307	$5,847,514,310	$—	$10,902,905,617

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

28

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $19,491,239. The fair value of the fund’s investment securities on loan and a related liability of $208,168 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $20,526,474 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the

29

Notes to Financial Statements – continued

dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$118,011,521	$111,362,405
Long-term capital gains	40,626,431	145,001,455
Total distributions	$158,637,952	$256,363,860

30

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$9,292,735,323
Gross appreciation	2,142,273,706

Gross depreciation	(532,103,412)
Net unrealized appreciation (depreciation)	$1,610,170,294

Undistributed ordinary income	94,741,366
Capital loss carryforwards	(102,262,566)
Other temporary differences	(782,211)

As of May 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(17,736,937)
Long-Term	(84,525,629)
Total	$(102,262,566)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$8,054,194	$12,211,974
Class B	44,332	143,810
Class C	575,884	1,215,622
Class I	32,629,581	52,900,003
Class R1	68,031	125,448
Class R2	472,801	633,180
Class R3	1,703,950	1,216,796
Class R4	3,769,910	6,437,586
Class R6	111,319,269	181,479,441
Total	$158,637,952	$256,363,860

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and

31

Notes to Financial Statements – continued

facilities to the fund. For the period from June 1, 2019 through July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion	0.65%

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.62%
In excess of $20 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $1,020,976, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $110,525 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,233,761
Class B	0.75%	0.25%	1.00%	1.00%	38,581
Class C	0.75%	0.25%	1.00%	1.00%	431,826
Class R1	0.75%	0.25%	1.00%	1.00%	47,969
Class R2	0.25%	0.25%	0.50%	0.50%	138,846
Class R3	—	0.25%	0.25%	0.25%	253,671
Total Distribution and Service Fees					$2,144,654

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The

32

Notes to Financial Statements – continued

distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $3,893, $14, $129, and $507 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$4,198
Class B	4,156
Class C	5,281

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2020, the fee was $114,626, which equated to 0.0011% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,025,035.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0057% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an

33

Notes to Financial Statements – continued

Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO

Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $4,373 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $14,352,515 and $5,104,260, respectively. The sales transactions resulted in net realized gains (losses) of $(235,741).

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $3,662,251,874 and $1,705,005,418, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	7,110,440	$245,948,585	3,811,189	$124,288,708
Class B	1,713	53,631	10,263	317,167
Class C	288,084	9,041,809	394,651	11,619,008
Class I	29,332,088	1,099,001,832	26,140,472	947,472,325
Class R1	65,481	1,992,292	85,066	2,526,994
Class R2	902,153	28,948,022	148,136	4,418,593
Class R3	2,900,890	100,640,646	1,521,262	49,777,985
Class R4	3,984,941	137,814,467	2,622,234	85,022,441
Class R6	61,771,463	2,134,382,871	58,542,671	1,905,536,796
	106,357,253	$3,757,824,155	93,275,944	$3,130,980,017

34

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	181,396	$6,577,430	369,629	$11,199,745
Class B	1,287	43,672	4,983	141,879
Class C	15,591	512,308	40,123	1,108,204
Class I	710,345	28,854,199	1,355,581	45,859,310
Class R1	2,117	68,031	4,641	125,448
Class R2	13,730	453,624	20,850	577,746
Class R3	47,371	1,703,950	40,465	1,216,796
Class R4	77,959	2,835,359	157,327	4,773,308
Class R6	2,915,703	105,985,806	5,869,167	177,894,461
	3,965,499	$147,034,379	7,862,766	$242,896,897

Shares reacquired
Class A	(3,358,128)	$(113,176,248)	(2,417,847)	$(78,641,496)
Class B	(59,824)	(1,882,068)	(69,496)	(2,138,066)
Class C	(415,000)	(12,698,807)	(402,624)	(11,997,231)
Class I	(18,859,303)	(695,195,694)	(9,596,712)	(343,497,745)
Class R1	(49,551)	(1,515,499)	(63,038)	(1,865,197)
Class R2	(432,373)	(13,371,338)	(292,976)	(8,893,812)
Class R3	(1,044,223)	(34,943,677)	(626,119)	(19,896,671)
Class R4	(2,662,266)	(91,208,654)	(1,273,363)	(41,839,130)
Class R6	(25,930,767)	(880,408,113)	(7,942,275)	(259,570,029)
	(52,811,435)	$(1,844,400,098)	(22,684,450)	$(768,339,377)

Net change
Class A	3,933,708	$139,349,767	1,762,971	$56,846,957
Class B	(56,824)	(1,784,765)	(54,250)	(1,679,020)
Class C	(111,325)	(3,144,690)	32,150	729,981
Class I	11,183,130	432,660,337	17,899,341	649,833,890
Class R1	18,047	544,824	26,669	787,245
Class R2	483,510	16,030,308	(123,990)	(3,897,473)
Class R3	1,904,038	67,400,919	935,608	31,098,110
Class R4	1,400,634	49,441,172	1,506,198	47,956,619
Class R6	38,756,399	1,359,960,564	56,469,563	1,823,861,228
	57,511,317	$2,060,458,436	78,454,260	$2,605,537,537

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification

35

Notes to Financial Statements – continued

Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 44%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $50,347 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$119,890,323	$2,213,123,294	$2,196,758,348	$16,889	$(10,290)	$136,261,868

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,045,472	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International Growth Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

37

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2020

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli Matthew Barrett Kevin Dwan

43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $44,690,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $191,179,498. The fund intends to pass through foreign tax credits of $20,076,307 for the fiscal year.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

MFS® International Intrinsic Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

FGI-ANN

MFS® International Intrinsic Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.2%
Cadence Design Systems, Inc.	4.5%
Givaudan S.A.	3.7%
Reckitt Benckiser Group PLC	2.5%
Schneider Electric SE	2.4%
ANSYS, Inc.	2.3%
Pernod Ricard S.A.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.3%
Kao Corp.	2.2%
Colgate-Palmolive Co.	2.2%

GICS equity sectors (g)
Consumer Staples	30.7%
Information Technology	25.1%
Industrials	16.6%
Materials	9.1%
Health Care	3.2%
Financials	3.1%
Real Estate	3.0%
Consumer Discretionary	2.4%
Communication Services	0.8%
Energy	0.2%

Issuer country weightings (x)
Japan	21.6%
United States	19.5%
Switzerland	13.2%
France	12.6%
United Kingdom	11.8%
Germany	8.0%
Canada	2.5%
Taiwan	2.3%
Spain	1.5%
Other Countries	7.0%

Currency exposure weightings (y)
Euro	25.0%
United States Dollar	24.7%
Japanese Yen	17.2%
Swiss Franc	13.2%
British Pound Sterling	11.8%
Canadian Dollar	2.5%
Taiwan Dollar	2.3%
Danish Krone	1.4%
South Korean Won	1.1%
Other Currencies	0.8%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2020, Class A shares of the MFS International Intrinsic Value Fund (fund) provided a total return of 9.84%, at net asset value. This compares with a return of –13.03% for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Contributors to Performance

Stock selection in the information technology sector positively impacted performance relative to the MSCI EAFE Value Index during the reporting period. Notably, the fund’s holdings of integrated circuits and electronic devices developer Cadence Design Systems (b), simulation software developer ANSYS (b), semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) and business system services

4

Management Review – continued

company Nomura Research Institute (b) (Japan) benefited relative returns. Cadence Design System’s stock price rose as digital delivery of the firm’s design software proved resilient, even as the pandemic hit, and the company reported strong sales and earnings throughout the reporting period.

An overweight position in the consumer staples sector further aided relative results. Within this sector, holding shares of global food company Nestle (b) (Switzerland) and household products manufacturer Reckitt Benckiser (b) (United Kingdom) contributed to relative performance. The stock price of both companies benefited from increased demand from consumers sheltered at home in response to government-issued lockdowns across the globe.

Elsewhere, holding shares of flavors and fragrances company Givaudan (b) (Switzerland), and not holding shares of both global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and banking and financial services company HSBC (United Kingdom), lifted relative returns.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.

Detractors from Performance

Not holding any positions in the strong-performing utilities sector weakened relative performance over the reporting period. Notably, not holding shares of electricity and gas distributor Enel (Italy) and electric utility company Iberdrola (Spain) hurt relative returns; both stocks were benchmark constituents and performed well over the reporting period as utilities were largely unscathed by the adverse effects of the COVID-19 pandemic.

Both an underweight position and stock selection in the consumer discretionary sector further weighed on relative results, led by the fund not holding shares of auto manufacturer Toyota Motor (Japan). Prior to the pandemic, Toyota’s stock price traded upwards on the back of solid business and earnings results. At the onset of the pandemic, the share price traded lower but recovered off its lows, reflecting what appeared to have been investor optimism in the resiliency of the business, and the Toyota brand, in the midst of a global vehicle sales decline.

An underweight position in the health care sector also hindered relative performance. Within this sector, not holding pharmaceutical firms Sanofi (France), GlaxoSmithKline (United Kingdom) and Takeda Pharmaceutical (Japan), as well as the fund’s underweight position in life sciences company Bayer (h) (Germany), hurt relative returns. All four stocks outperformed the benchmark over the reporting period as investors, and the world, looked to pharmaceutical companies for help in the fight against COVID-19.

Stocks in other sectors that also had a negative impact on relative results included holding shares of tourism and travel IT solutions provider Amadeus IT Holding (b) (Spain), and not holding tobacco distributor British American Tobacco (United Kingdom) and technology investment firm SoftBank (Japan).

5

Management Review – continued

Respectfully,

Portfolio Manager(s)

Philip Evans, Pablo de la Mata, and Benjamin Stone

Note to Shareholders: Effective February 1, 2020, Philip Evans was added as a Portfolio Manager of the Fund. Effective April 15, 2022, Pablo de la Mata will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	9.84%	7.51%	10.65%
B	10/24/95	8.99%	6.70%	9.82%
C	7/01/96	9.00%	6.71%	9.82%
I	1/02/97	10.10%	7.78%	10.93%
R1	10/01/08	9.01%	6.71%	9.83%
R2	10/01/08	9.56%	7.24%	10.37%
R3	10/01/08	9.81%	7.51%	10.65%
R4	10/01/08	10.09%	7.78%	10.93%
R6	5/01/06	10.21%	7.89%	10.99%

Comparative benchmark(s)
MSCI EAFE Value Index (net div) (f)		(13.03)%	(2.89)%	2.96%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.52%	6.24%	9.99%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.99%	6.39%	9.82%
C With CDSC (1% for 12 months) (v)		8.00%	6.71%	9.82%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

8

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.98%	$1,000.00	$1,006.53	$4.92
	Hypothetical (h)	0.98%	$1,000.00	$1,020.10	$4.95
B	Actual	1.73%	$1,000.00	$1,002.62	$8.66
	Hypothetical (h)	1.73%	$1,000.00	$1,016.35	$8.72
C	Actual	1.73%	$1,000.00	$1,002.76	$8.66
	Hypothetical (h)	1.73%	$1,000.00	$1,016.35	$8.72
I	Actual	0.73%	$1,000.00	$1,007.78	$3.66
	Hypothetical (h)	0.73%	$1,000.00	$1,021.35	$3.69
R1	Actual	1.73%	$1,000.00	$1,002.82	$8.66
	Hypothetical (h)	1.73%	$1,000.00	$1,016.35	$8.72
R2	Actual	1.23%	$1,000.00	$1,005.18	$6.17
	Hypothetical (h)	1.23%	$1,000.00	$1,018.85	$6.21
R3	Actual	0.98%	$1,000.00	$1,006.56	$4.92
	Hypothetical (h)	0.98%	$1,000.00	$1,020.10	$4.95
R4	Actual	0.73%	$1,000.00	$1,007.76	$3.66
	Hypothetical (h)	0.73%	$1,000.00	$1,021.35	$3.69
R6	Actual	0.63%	$1,000.00	$1,008.31	$3.16
	Hypothetical (h)	0.63%	$1,000.00	$1,021.85	$3.18

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 92.1%
Airlines - 0.6%
Ryanair Holdings PLC, ADR (a)	2,216,223	$159,058,325

Alcoholic Beverages - 5.6%
Diageo PLC	16,118,199	$557,387,369
Heineken N.V.	3,943,506	362,470,384
Pernod Ricard S.A.	4,026,876	628,844,629

		$1,548,702,382
Apparel Manufacturers - 0.9%
Compagnie Financiere Richemont S.A.	2,339,624	$136,769,844
LVMH Moet Hennessy Louis Vuitton SE	244,189	102,256,651

		$239,026,495
Automotive - 0.3%
Compagnie Generale des Etablissements Michelin	813,303	$82,413,789
Knorr-Bremse AG	111,274	11,756,609

		$94,170,398
Biotechnology - 1.2%
Novozymes A.S.	5,841,579	$320,059,525

Brokerage & Asset Managers - 0.4%
Euronext N.V.	1,368,460	$125,930,038

Business Services - 7.6%
Compass Group PLC	14,071,626	$206,847,882
Experian PLC	9,279,198	323,973,525
Intertek Group PLC	3,997,427	273,060,811
Nomura Research Institute Ltd.	12,363,554	326,500,086
Rentokil Initial PLC	3,881,513	23,918,386
Secom Co. Ltd.	4,469,100	386,801,237
SGS S.A.	161,777	381,061,117
Sohgo Security Services Co. Ltd.	2,410,900	118,482,730
Thomson Reuters Corp.	836,404	56,021,481

		$2,096,667,255
Chemicals - 3.7%
Givaudan S.A.	285,940	$1,028,879,949

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 10.0%
ANSYS, Inc. (a)	2,296,238	$649,835,354
Cadence Design Systems, Inc. (a)	13,673,974	1,248,297,086
Dassault Systemes S.A.	1,505,364	255,548,483
OBIC Co. Ltd.	2,123,200	367,762,771
SAP SE	1,669,335	207,849,029
Wisetech Global Ltd.	2,325,823	31,610,145

		$2,760,902,868
Computer Software - Systems - 2.5%
Amadeus IT Group S.A.	8,072,193	$422,683,918
Descartes Systems Group, Inc. (a)	1,445,368	68,906,530
Wix.com Ltd. (a)	890,642	198,016,436

		$689,606,884
Construction - 0.5%
Geberit AG	288,571	$140,729,569

Consumer Products - 11.4%
Colgate-Palmolive Co.	8,466,665	$612,393,879
Kao Corp.	7,664,400	614,530,732
Kobayashi Pharmaceutical Co. Ltd. (h)	4,299,200	382,700,357
KOSE Corp.	393,300	49,196,690
L’Oréal	2,040,058	595,675,427
Reckitt Benckiser Group PLC	7,721,677	690,714,444
ROHTO Pharmaceutical Co. Ltd. (h)	7,120,600	218,546,859

		$3,163,758,388
Electrical Equipment - 5.9%
Legrand S.A.	6,508,469	$444,637,620
OMRON Corp.	4,176,000	276,476,796
Schneider Electric SE	6,682,549	666,664,792
Spectris PLC	5,021,826	159,761,621
Yokogawa Electric Corp.	5,707,100	82,131,014

		$1,629,671,843
Electronics - 8.8%
Analog Devices, Inc.	4,638,691	$523,940,148
DISCO Corp.	347,100	77,437,304
Halma PLC	8,949,359	258,669,673
Hirose Electric Co. Ltd. (h)	2,851,900	340,339,867
Infineon Technologies AG	2,589,761	54,206,573
Samsung Electronics Co. Ltd.	7,754,842	317,469,813
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,373,042	622,735,204
Texas Instruments, Inc.	1,920,700	228,063,918

		$2,422,862,500

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.8%
IMI PLC (h)	18,158,403	$202,609,414
Wartsila Oyj Abp	4,278,841	33,519,166

		$236,128,580
Food & Beverages - 11.6%
Chocoladefabriken Lindt & Sprungli AG	3,364	$28,103,731
Danone S.A.	6,562,588	449,850,772
Ezaki Glico Co. Ltd.	3,287,900	158,838,695
ITO EN Ltd. (h)	7,140,300	409,171,070
Kerry Group PLC	1,882,569	233,878,951
Nestle S.A.	13,244,260	1,433,947,451
Nissan Foods Holdings Co. Ltd.	1,109,000	92,549,492
Toyo Suisan Kaisha Ltd. (h)	7,633,300	398,493,013

		$3,204,833,175
Insurance - 0.6%
Fairfax Financial Holdings Ltd.	279,704	$77,697,926
Hiscox Ltd.	8,286,429	76,058,273

		$153,756,199
Internet - 0.8%
Alphabet, Inc., “A” (a)	149,172	$213,841,045

Machinery & Tools - 4.9%
Epiroc AB, “A”	7,194,623	$80,195,240
GEA Group AG	5,984,933	177,981,434
Nordson Corp.	1,426,902	268,756,992
Schindler Holding AG	562,746	131,053,818
SMC Corp.	594,700	299,817,692
Spirax-Sarco Engineering PLC	3,378,538	413,514,301

		$1,371,319,477
Major Banks - 0.9%
Svenska Handelsbanken AB, “A” (a)	12,945,644	$122,974,658
UBS Group AG	12,970,916	139,768,592

		$262,743,250
Medical Equipment - 3.2%
EssilorLuxottica (a)	1,136,959	$146,817,565
Nihon Kohden Corp. (h)	7,846,900	261,575,460
Shimadzu Corp.	8,071,200	218,160,768
Terumo Corp.	6,892,000	270,324,633

		$896,878,426

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 0.2%
Core Laboratories N.V. (h)(l)	2,369,009	$47,901,362

Other Banks & Diversified Financials - 1.1%
Chiba Bank Ltd.	11,283,200	$53,567,605
Hachijuni Bank Ltd.	11,069,100	40,850,311
Julius Baer Group Ltd.	1,619,077	69,267,977
Jyske Bank A.S. (a)	1,405,266	38,960,270
Mebuki Financial Group, Inc.	18,640,670	42,174,635
North Pacific Bank Ltd.	16,592,400	31,232,391
Sydbank A.S. (a)	1,863,351	32,627,877

		$308,681,066
Pharmaceuticals - 1.3%
Santen Pharmaceutical Co. Ltd.	19,369,500	$357,413,927

Precious Metals & Minerals - 1.8%
Agnico-Eagle Mines Ltd.	2,102,072	$134,489,249
Franco-Nevada Corp.	2,573,190	361,182,917

		$495,672,166
Real Estate - 3.0%
Deutsche Wohnen SE	8,159,634	$364,296,871
LEG Immobilien AG (a)	944,568	117,517,907
TAG Immobilien AG	4,806,681	111,710,460
Vonovia SE	3,990,442	230,221,625

		$823,746,863
Specialty Chemicals - 2.5%
Croda International PLC	1,270,584	$81,723,603
Kansai Paint Co. Ltd.	5,305,200	109,798,381
Sika AG	856,795	147,226,001
Symrise AG	3,128,185	341,688,391

		$680,436,376
Total Common Stocks (Identified Cost, $16,302,767,967)		$25,473,378,331

Preferred Stocks - 2.1%
Consumer Products - 2.1%
Henkel AG & Co. KGaA (Identified Cost, $659,365,742)	6,690,710	$594,198,267

Investment Companies (h) - 5.5%
Money Market Funds - 5.5%
MFS Institutional Money Market Portfolio, 0.19% (v) (Identified Cost, $1,532,062,878)	1,532,101,713	$1,532,254,924

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (j) (Identified Cost, $11,043,534)	11,043,535	$11,043,534

Other Assets, Less Liabilities - 0.3%		61,042,970
Net Assets - 100.0%		$27,671,918,026

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,793,592,326 and $23,817,282,730, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

Derivative Contracts at 5/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	1,155,430,338	JPY	127,367,445,000	HSBC Bank	8/21/2020	$(27,021,282)
USD	55,126,156	JPY	5,991,965,000	Morgan Stanley Capital Services, Inc.	8/21/2020	(501,941)

						$(27,523,223)

At May 31, 2020, the fund had cash collateral of $650,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $10,892,696 of securities on loan (identified cost, $15,355,167,396)	$23,817,282,730
Investments in affiliated issuers, at value (identified cost, $3,150,072,725)	3,793,592,326
Foreign currency, at value (identified cost, $10,401,084)	10,481,278
Restricted cash for
Forward foreign currency exchange contracts	650,000
Receivables for
Fund shares sold	17,647,908
Interest and dividends	116,846,570
Other assets	45,789
Total assets	$27,756,546,601

Liabilities
Payables for
Forward foreign currency exchange contracts	$27,523,223
Fund shares reacquired	33,721,766
Collateral for securities loaned, at value	11,043,534
Payable to affiliates
Investment adviser	1,865,233
Administrative services fee	6,580
Shareholder servicing costs	8,466,269
Distribution and service fees	165,871
Payable for independent Trustees’ compensation	27
Accrued expenses and other liabilities	1,836,072
Total liabilities	$84,628,575
Net assets	$27,671,918,026

Net assets consist of
Paid-in capital	$17,718,938,174
Total distributable earnings (loss)	9,952,979,852
Net assets	$27,671,918,026
Shares of beneficial interest outstanding	611,063,030

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,651,119,572	59,621,928	$44.47
Class B	25,230,916	598,125	42.18
Class C	395,411,427	9,875,002	40.04
Class I	10,468,862,444	223,560,456	46.83
Class R1	9,835,911	242,635	40.54
Class R2	219,474,228	5,306,363	41.36
Class R3	1,320,256,602	29,929,027	44.11
Class R4	1,019,909,090	22,879,113	44.58
Class R6	11,561,817,836	259,050,381	44.63

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $47.18 [100 / 94.25 x $44.47]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$407,759,508
Dividends from affiliated issuers	46,546,802
Income on securities loaned	480,454
Other	128,212
Interest	417
Foreign taxes withheld	(42,894,326)
Total investment income	$412,021,067
Expenses
Management fee	$171,594,241
Distribution and service fees	16,698,500
Shareholder servicing costs	17,834,719
Administrative services fee	571,699
Independent Trustees’ compensation	185,589
Custodian fee	2,528,210
Shareholder communications	951,229
Audit and tax fees	78,575
Legal fees	244,662
Miscellaneous	781,605
Total expenses	$211,469,029
Reduction of expenses by investment adviser and distributor	(2,851,154)
Net expenses	$208,617,875
Net investment income (loss)	$203,403,192

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,267,803,382
Affiliated issuers	19,795,853
Forward foreign currency exchange contracts	38,103,739
Foreign currency	(1,797,713)
Net realized gain (loss)	$1,323,905,261
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$416,911,840
Affiliated issuers	620,720,640
Forward foreign currency exchange contracts	(12,057,675)
Translation of assets and liabilities in foreign currencies	1,475,967
Net unrealized gain (loss)	$1,027,050,772
Net realized and unrealized gain (loss)	$2,350,956,033
Change in net assets from operations	$2,554,359,225

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$203,403,192	$334,315,188
Net realized gain (loss)	1,323,905,261	855,097,081
Net unrealized gain (loss)	1,027,050,772	(521,091,836)
Change in net assets from operations	$2,554,359,225	$668,320,433
Total distributions to shareholders	$(1,170,503,173)	$(1,145,005,100)
Change in net assets from fund share transactions	$(1,492,350,372)	$(1,296,355,983)
Total change in net assets	$(108,494,320)	$(1,773,040,650)

Net assets
At beginning of period	27,780,412,346	29,553,452,996
At end of period	$27,671,918,026	$27,780,412,346

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$42.09	$42.91	$40.88	$35.53		$36.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.39	$0.43	$0.30	(c)	$0.50
Net realized and unrealized gain (loss)	3.93	0.45	2.67	5.62		0.02
Total from investment operations	$4.14	$0.84	$3.10	$5.92		$0.52

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.51)	$(0.61)	$(0.53)		$(0.45)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.76)	$(1.66)	$(1.07)	$(0.57)		$(1.06)
Net asset value, end of period (x)	$44.47	$42.09	$42.91	$40.88		$35.53
Total return (%) (r)(s)(t)(x)	9.84	2.29	7.60	16.94	(c)	1.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	0.98	1.04	(c)	1.10
Expenses after expense reductions (f)	0.98	0.98	0.97	1.00	(c)	1.01
Net investment income (loss)	0.48	0.93	1.02	0.82	(c)	1.45
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$2,651,120	$2,959,958	$3,594,359	$3,927,507		$6,853,902

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$39.99	$40.80	$38.94	$33.86		$34.42

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$0.06	$0.11	$0.09	(c)	$0.22
Net realized and unrealized gain (loss)	3.72	0.46	2.53	5.29		0.03
Total from investment operations	$3.60	$0.52	$2.64	$5.38		$0.25

Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.18)	$(0.32)	$(0.26)		$(0.20)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.41)	$(1.33)	$(0.78)	$(0.30)		$(0.81)
Net asset value, end of period (x)	$42.18	$39.99	$40.80	$38.94		$33.86
Total return (%) (r)(s)(t)(x)	8.99	1.53	6.79	16.05	(c)	0.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.74	1.73	1.79	(c)	1.85
Expenses after expense reductions (f)	1.73	1.73	1.72	1.75	(c)	1.76
Net investment income (loss)	(0.29)	0.16	0.27	0.27	(c)	0.67
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$25,231	$35,571	$46,522	$52,439		$56,474

Class C	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$38.05	$38.91	$37.19	$32.36		$32.97

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$0.07	$0.11	$0.09	(c)	$0.21
Net realized and unrealized gain (loss)	3.54	0.42	2.40	5.06		0.03
Total from investment operations	$3.43	$0.49	$2.51	$5.15		$0.24

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.20)	$(0.33)	$(0.28)		$(0.24)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.44)	$(1.35)	$(0.79)	$(0.32)		$(0.85)
Net asset value, end of period (x)	$40.04	$38.05	$38.91	$37.19		$32.36
Total return (%) (r)(s)(t)(x)	9.00	1.53	6.77	16.07	(c)	0.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.74	1.73	1.79	(c)	1.85
Expenses after expense reductions (f)	1.73	1.73	1.72	1.75	(c)	1.76
Net investment income (loss)	(0.27)	0.17	0.28	0.26	(c)	0.68
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$395,411	$496,745	$627,662	$719,227		$811,433

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$44.24	$45.02	$42.85	$37.22		$37.73

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.53	$0.58	$0.53	(c)	$0.62
Net realized and unrealized gain (loss)	4.13	0.47	2.77	5.77		0.01
Total from investment operations	$4.47	$1.00	$3.35	$6.30		$0.63

Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.63)	$(0.72)	$(0.63)		$(0.53)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.88)	$(1.78)	$(1.18)	$(0.67)		$(1.14)
Net asset value, end of period (x)	$46.83	$44.24	$45.02	$42.85		$37.22
Total return (%) (r)(s)(t)(x)	10.10	2.56	7.85	17.25	(c)	1.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.74	0.73	0.79	(c)	0.85
Expenses after expense reductions (f)	0.73	0.73	0.72	0.75	(c)	0.76
Net investment income (loss)	0.74	1.22	1.30	1.39	(c)	1.71
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$10,468,862	$10,871,918	$11,680,254	$14,934,283		$12,003,645

Class R1	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$38.51	$39.39	$37.64	$32.77		$33.35

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$0.08	$0.12	$0.10	(c)	$0.22
Net realized and unrealized gain (loss)	3.58	0.41	2.43	5.11		0.02
Total from investment operations	$3.48	$0.49	$2.55	$5.21		$0.24

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.22)	$(0.34)	$(0.30)		$(0.21)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.45)	$(1.37)	$(0.80)	$(0.34)		$(0.82)
Net asset value, end of period (x)	$40.54	$38.51	$39.39	$37.64		$32.77
Total return (%) (r)(s)(t)(x)	9.01	1.52	6.79	16.08	(c)	0.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.73	1.73	1.79	(c)	1.84
Expenses after expense reductions (f)	1.73	1.73	1.72	1.75	(c)	1.76
Net investment income (loss)	(0.25)	0.20	0.31	0.29	(c)	0.68
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$9,836	$11,321	$12,943	$12,813		$12,422

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$39.25	$40.13	$38.32	$33.36		$33.89

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.27	$0.29	$0.29	(c)	$0.36
Net realized and unrealized gain (loss)	3.67	0.41	2.51	5.17		0.05
Total from investment operations	$3.76	$0.68	$2.80	$5.46		$0.41

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.41)	$(0.53)	$(0.46)		$(0.33)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.65)	$(1.56)	$(0.99)	$(0.50)		$(0.94)
Net asset value, end of period (x)	$41.36	$39.25	$40.13	$38.32		$33.36
Total return (%) (r)(s)(t)(x)	9.56	2.02	7.34	16.62	(c)	1.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.24	1.23	1.29	(c)	1.34
Expenses after expense reductions (f)	1.23	1.23	1.22	1.25	(c)	1.26
Net investment income (loss)	0.23	0.69	0.74	0.83	(c)	1.10
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$219,474	$295,690	$358,138	$429,776		$397,056

Class R3	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$41.78	$42.62	$40.63	$35.34		$35.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.40	$0.45	$0.39	(c)	$0.51
Net realized and unrealized gain (loss)	3.89	0.43	2.63	5.49		0.01
Total from investment operations	$4.10	$0.83	$3.08	$5.88		$0.52

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.52)	$(0.63)	$(0.55)		$(0.45)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.77)	$(1.67)	$(1.09)	$(0.59)		$(1.06)
Net asset value, end of period (x)	$44.11	$41.78	$42.62	$40.63		$35.34
Total return (%) (r)(s)(t)(x)	9.81	2.28	7.61	16.93	(c)	1.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	0.98	1.04	(c)	1.10
Expenses after expense reductions (f)	0.98	0.98	0.97	1.00	(c)	1.01
Net investment income (loss)	0.49	0.97	1.06	1.08	(c)	1.47
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$1,320,257	$1,353,427	$1,450,342	$1,406,181		$1,165,637

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$42.20	$43.03	$41.01	$35.66		$36.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.51	$0.55	$0.49	(c)	$0.60
Net realized and unrealized gain (loss)	3.93	0.44	2.66	5.53		0.02
Total from investment operations	$4.26	$0.95	$3.21	$6.02		$0.62

Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.63)	$(0.73)	$(0.63)		$(0.54)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.88)	$(1.78)	$(1.19)	$(0.67)		$(1.15)
Net asset value, end of period (x)	$44.58	$42.20	$43.03	$41.01		$35.66
Total return (%) (r)(s)(t)(x)	10.09	2.56	7.85	17.23	(c)	1.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.74	0.73	0.79	(c)	0.85
Expenses after expense reductions (f)	0.73	0.73	0.72	0.75	(c)	0.76
Net investment income (loss)	0.75	1.22	1.30	1.32	(c)	1.74
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$1,019,909	$1,048,956	$1,157,723	$1,134,929		$1,077,352

Class R6	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17		5/31/16
Net asset value, beginning of period	$42.24	$43.09	$41.06	$35.70		$36.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.56	$0.62	$0.55	(c)	$0.64
Net realized and unrealized gain (loss)	3.94	0.42	2.64	5.52		0.01
Total from investment operations	$4.31	$0.98	$3.26	$6.07		$0.65

Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.68)	$(0.77)	$(0.67)		$(0.57)
From net realized gain	(1.39)	(1.15)	(0.46)	(0.04)		(0.61)
Total distributions declared to shareholders	$(1.92)	$(1.83)	$(1.23)	$(0.71)		$(1.18)
Net asset value, end of period (x)	$44.63	$42.24	$43.09	$41.06		$35.70
Total return (%) (r)(s)(t)(x)	10.21	2.64	7.97	17.37	(c)	1.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.63	0.69	(c)	0.74
Expenses after expense reductions (f)	0.62	0.62	0.62	0.65	(c)	0.66
Net investment income (loss)	0.85	1.34	1.46	1.49	(c)	1.85
Portfolio turnover	7	6	14	7		14
Net assets at end of period (000 omitted)	$11,561,818	$10,706,826	$10,625,510	$4,751,104		$3,485,253
See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Intrinsic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

28

Notes to Financial Statements – continued

published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$5,984,874,516	$—	$—	$5,984,874,516
United States	3,793,029,784	—	—	3,793,029,784
Switzerland	—	3,636,808,049	—	3,636,808,049
France	125,930,038	3,372,709,728	—	3,498,639,766
United Kingdom	—	3,268,239,302	—	3,268,239,302
Germany	1,067,447,785	1,143,979,381	—	2,211,427,166
Canada	698,298,103	—	—	698,298,103
Taiwan	622,735,204	—	—	622,735,204
Spain	—	422,683,918	—	422,683,918
Other Countries	706,154,719	1,224,686,071	—	1,930,840,790
Mutual Funds	1,543,298,458	—	—	1,543,298,458
Total	$14,541,768,607	$13,069,106,449	$—	$27,610,875,056

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Liabilities	$—	$(27,523,223)	$—	$(27,523,223)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

29

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value

Risk	Derivative Contracts	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$(27,523,223)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$38,103,739

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(12,057,675)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk

30

Notes to Financial Statements – continued

whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

31

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $10,892,696. The fair value of the fund’s investment securities on loan and a related liability of $11,043,534 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

32

Notes to Financial Statements – continued

the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

33

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$318,778,739	$400,002,723
Long-term capital gains	851,724,434	745,002,377

Total distributions	$1,170,503,173	$1,145,005,100

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$18,511,288,799
Gross appreciation	9,871,995,275

Gross depreciation	(799,932,241)
Net unrealized appreciation (depreciation)	$9,072,063,034

Undistributed ordinary income	142,832,068
Undistributed long-term capital gain	740,757,209
Other temporary differences	(2,672,459)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$113,265,526	$126,907,599
Class B	1,068,147	1,328,470
Class C	16,217,262	19,187,689
Class I	434,142,654	446,208,634
Class R1	360,163	414,071
Class R2	10,019,225	12,331,518
Class R3	56,109,021	54,297,176
Class R4	43,680,889	44,122,013
Class R6	495,640,286	440,207,930
Total	$1,170,503,173	$1,145,005,100

34

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $10 billion	0.70%
In excess of $10 billion and up to $15 billion	0.65%
In excess of $15 billion and up to $20 billion	0.55%
In excess of $20 billion and up to $25 billion	0.50%
In excess of $25 billion and up to $30 billion	0.45%
In excess of $30 billion and up to $35 billion	0.43%
In excess of $35 billion	0.41%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $2,843,226, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $41,509 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$7,076,936
Class B	0.75%	0.25%	1.00%	1.00%	314,841
Class C	0.75%	0.25%	1.00%	1.00%	4,523,795
Class R1	0.75%	0.25%	1.00%	1.00%	100,732
Class R2	0.25%	0.25%	0.50%	0.50%	1,264,341
Class R3	—	0.25%	0.25%	0.25%	3,417,855
Total Distribution and Service Fees					$16,698,500

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

35

Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $7,678, $12, $224, and $14 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$5,369
Class B	21,359
Class C	5,002

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2020, the fee was $323,521, which equated to 0.0012% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $17,511,198.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0020% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and

36

Notes to Financial Statements – continued

was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $12,950 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $10,224,984. The sales transactions resulted in net realized gains (losses) of $4,340,692.

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $1,872,547,122 and $4,572,484,181, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	9,489,966	$406,662,902	13,166,328	$540,261,338
Class B	1,899	79,845	16,719	661,100
Class C	219,520	8,683,562	312,436	11,615,504
Class I	28,106,233	1,257,995,288	36,433,894	1,581,116,677
Class R1	43,392	1,696,952	47,621	1,815,762
Class R2	772,296	31,195,475	1,087,770	42,221,562
Class R3	5,835,690	250,654,235	5,824,254	241,034,368
Class R4	5,709,984	250,380,836	4,825,043	199,950,996
Class R6	44,611,383	1,961,893,209	55,642,556	2,309,476,613
	94,790,363	$4,169,242,304	117,356,621	$4,928,153,920

37

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,278,606	$101,648,593	2,954,730	$114,407,149
Class B	23,423	994,760	33,939	1,252,680
Class C	359,759	14,501,899	491,991	17,278,735
Class I	8,181,128	383,858,540	9,691,642	393,868,340
Class R1	8,825	360,163	11,651	414,071
Class R2	233,618	9,704,485	321,327	11,615,980
Class R3	1,268,000	56,109,021	1,412,885	54,297,176
Class R4	876,284	39,143,625	1,028,965	39,892,980
Class R6	10,561,776	472,111,394	10,783,392	418,287,784
	23,791,419	$1,078,432,480	26,730,522	$1,051,314,895

Shares reacquired
Class A	(22,469,987)	$(956,526,809)	(29,557,941)	$(1,208,710,690)
Class B	(316,761)	(12,848,751)	(301,388)	(11,880,957)
Class C	(3,759,248)	(146,118,818)	(3,879,266)	(145,637,275)
Class I	(58,492,147)	(2,603,033,876)	(59,793,490)	(2,600,814,318)
Class R1	(103,564)	(4,130,127)	(93,880)	(3,574,394)
Class R2	(3,232,204)	(129,090,822)	(2,801,384)	(109,151,068)
Class R3	(9,570,168)	(408,046,750)	(8,875,155)	(366,332,163)
Class R4	(8,566,756)	(372,768,236)	(7,897,510)	(330,272,555)
Class R6	(49,587,172)	(2,107,460,967)	(59,556,093)	(2,499,451,378)
	(156,098,007)	$(6,740,025,156)	(172,756,107)	$(7,275,824,798)

Net change
Class A	(10,701,415)	$(448,215,314)	(13,436,883)	$(554,042,203)
Class B	(291,439)	(11,774,146)	(250,730)	(9,967,177)
Class C	(3,179,969)	(122,933,357)	(3,074,839)	(116,743,036)
Class I	(22,204,786)	(961,180,048)	(13,667,954)	(625,829,301)
Class R1	(51,347)	(2,073,012)	(34,608)	(1,344,561)
Class R2	(2,226,290)	(88,190,862)	(1,392,287)	(55,313,526)
Class R3	(2,466,478)	(101,283,494)	(1,638,016)	(71,000,619)
Class R4	(1,980,488)	(83,243,775)	(2,043,502)	(90,428,579)
Class R6	5,585,987	326,543,636	6,869,855	228,313,019
	(37,516,225)	$(1,492,350,372)	(28,668,964)	$(1,296,355,983)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Effective at the close of business on May 29, 2015, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

38

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 18% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime Income Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $148,269 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

39

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Cadence Design Systems, Inc.*	$913,507,956	$—	$45,739,369	$21,264,441	$359,264,058	$—
Core Laboratories N.V.	101,471,294	14,397,152	280,270	(2,710,068)	(64,976,746)	47,901,362
Hirose Electric Co. Ltd.	271,077,571	42,778,895	2,816,251	(987,744)	30,287,396	340,339,867
IMI PLC	221,959,593	—	16,303,630	(4,696,673)	1,650,124	202,609,414
ITO EN Ltd.	340,509,654	—	3,956,836	726,721	71,891,531	409,171,070
Kobayashi Pharmaceutical Co. Ltd.	320,981,984	—	4,289,882	2,864,190	63,144,065	382,700,357
MFS Institutional Money Market Portfolio	1,214,534,644	3,164,390,410	2,846,867,418	137,258	60,030	1,532,254,924
Nihon Kohden Corp.	226,537,529	—	2,826,721	695,455	37,169,197	261,575,460
ROHTO Pharmaceutical Co. Ltd.	154,017,877	44,527,222	2,206,866	(77,595)	22,286,221	218,546,859
Toyo Suisan Kaisha Ltd.	312,022,369	—	16,053,988	2,579,868	99,944,764	398,493,013
	$4,076,620,471	$3,266,093,679	$2,941,341,231	$19,795,853	$620,720,640	$3,793,592,326

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Cadence Design Systems, Inc.*	$—	$—
Core Laboratories N.V.	2,767,450	—
Hirose Electric Co. Ltd.	5,063,112	—
IMI PLC	3,317,711	—
ITO EN Ltd.	2,320,100	—
Kobayashi Pharmaceutical Co. Ltd.	2,541,853	—
MFS Institutional Money Market Portfolio	21,733,666	—
Nihon Kohden Corp.	2,243,427	—
ROHTO Pharmaceutical Co. Ltd.	1,407,203	—
Toyo Suisan Kaisha Ltd.	5,152,280	—
	$46,546,802	$—

*	Held at period end. No longer considered an affiliated issuer.

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International Intrinsic Value Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting

41

Report of Independent Registered Public Accounting Firm – continued

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2020

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Philip Evans Pablo de la Mata Benjamin Stone

47

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,028,438,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 11.58% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $394,908,296. The fund intends to pass through foreign tax credits of $42,533,181 for the fiscal year.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2020

     MFS® Managed Wealth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MGW-ANN

MFS® Managed Wealth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery;

however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

July 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Strategic Allocation	MFS Value Fund	30.7%
	MFS Institutional International Equity Fund	30.6%
	MFS Growth Fund	30.1%
Market Exposure Overlay	Mini Russell 1000 Growth Index Future JUN 19 20		(26.6)%
	Mini MSCI EAFE Index Future JUN 19 20		(27.1)%
	Mini Russell 1000 Value Index Future JUN 19 20		(27.2)%
Net Equity Exposure				10.5%
	Standard & Poors 500 Index Option 2000.00 PUT SEP 18 20		(0.1)%
	Standard & Poors 500 Index Option 2625.00 PUT DEC 18 20		(0.1)%
	Standard & Poors 500 Index Option 2975.00 PUT JUN 19 20		(0.5)%
Standard & Poors Index Option PUT(s)				(0.7)%
Downside Hedge(s)				(0.7)%
Net Equivalent Equity Exposure		91.4%	(81.6)%	9.8%
Limited Maturity U.S. Treasury Notes				1.1%
Cash	Cash & Cash Equivalent (d)			7.4%
	Other (e)			81.7%
Total Net Exposure Summary				100.0%

2

Portfolio Composition – continued

Top ten holdings (c)(i)
Microsoft Corp.	2.8%
Amazon.com, Inc.	2.2%
Nestle S.A.	1.9%
Roche Holding AG	1.4%
Adobe Systems, Inc.	1.4%
Johnson & Johnson	1.3%
Alphabet, Inc., “A”	1.3%
Mini Russell 1000 Growth Index Future - JUN 2020	(26.6)%
Mini MSCI EAFE Index Future - JUN 2020	(27.1)%
Mini Russell 1000 Value Index Future - JUN 2020	(27.2)%

(a)

Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.

(b)

Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

(d)

Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

(e)

Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

(i)	For purposes of this presentation, the components include a look-through to the individual holdings within the underlying affiliated funds.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of May 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

The MFS Managed Wealth Fund’s (fund) investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.

A committee of portfolio managers (committee) is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

For the twelve months ended May 31, 2020, Class A shares of the fund provided a total return of 6.30%, at net asset value. This compares with a return of 1.66% for the fund’s benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index). The fund’s other benchmark, the Standard & Poor’s 500 Stock Index, generated a return of 12.84%.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, which – along with the gradual reopening of some major economies and resultant boost in demand – helped stabilize the price of crude.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises – due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by

4

Management Review – continued

borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Factors Affecting Performance

During the reporting period, the fund’s short exposure to futures contracts on the Russell 1000® Growth Index was a detractor from absolute performance.

The committee reduced the fund’s net equity exposure from 20% to 10%, compared to the fund’s neutral equity market exposure of 50%, given the committee’s view of the poor risk/return tradeoff in equity markets. The setting of the fund’s equity exposure at approximately 10% reflects the committee’s ongoing long-term views of the equity markets and is consistent with its objectives, such as reducing volatility.

Conversely, the fund’s allocation to large cap growth equities, represented by the MFS Growth Fund, and the fund’s short positions in futures contracts on the Russell 1000® Value Index and MSCI EAFE Index, were the most notable contributors to absolute performance.

Respectfully,

Portfolio Manager(s)

William Adams, Robert Almeida, Mike Roberge, and Barnaby Wiener

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/27/14	6.30%	3.67%	3.51%
B	6/27/14	5.35%	2.77%	2.58%
C	6/27/14	5.27%	2.76%	2.59%
I	6/27/14	6.33%	3.79%	3.61%
R1	6/27/14	5.35%	2.75%	2.58%
R2	6/27/14	5.79%	3.27%	3.10%
R3	6/27/14	6.00%	3.52%	3.35%
R4	6/27/14	6.43%	3.79%	3.61%
R6	10/02/17	6.44%	N/A	5.59%

Comparative benchmark(s)
ICE BofA 0-3 Month U.S. Treasury Bill Index (f)		1.66%	1.12%	0.94%
Standard & Poor’s 500 Stock Index (f)		12.84%	9.86%	9.95%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.19%	2.45%	2.48%
B With CDSC (Declining over six years from 4% to 0%) (v)		1.35%	2.41%	2.43%
C With CDSC (1% for 12 months) (v)		4.27%	2.76%	2.59%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

ICE BofA 0-3 Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index) – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Source ICE Data Indices, LLC (”ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all

7

Performance Summary – continued

components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2019 through May 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2019 through May 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/19	Ending Account Value 5/31/20	Expenses Paid During Period (p) 12/01/19-5/31/20
A	Actual	0.75%	$1,000.00	$1,038.28	$3.82
	Hypothetical (h)	0.75%	$1,000.00	$1,021.25	$3.79
B	Actual	1.67%	$1,000.00	$1,034.07	$8.49
	Hypothetical (h)	1.67%	$1,000.00	$1,016.65	$8.42
C	Actual	1.67%	$1,000.00	$1,033.27	$8.49
	Hypothetical (h)	1.67%	$1,000.00	$1,016.65	$8.42
I	Actual	0.67%	$1,000.00	$1,038.66	$3.41
	Hypothetical (h)	0.67%	$1,000.00	$1,021.65	$3.39
R1	Actual	1.67%	$1,000.00	$1,033.12	$8.49
	Hypothetical (h)	1.67%	$1,000.00	$1,016.65	$8.42
R2	Actual	1.17%	$1,000.00	$1,035.93	$5.96
	Hypothetical (h)	1.17%	$1,000.00	$1,019.15	$5.91
R3	Actual	0.92%	$1,000.00	$1,037.22	$4.69
	Hypothetical (h)	0.92%	$1,000.00	$1,020.40	$4.65
R4	Actual	0.67%	$1,000.00	$1,038.63	$3.41
	Hypothetical (h)	0.67%	$1,000.00	$1,021.65	$3.39
R6	Actual	0.62%	$1,000.00	$1,038.75	$3.16
	Hypothetical (h)	0.62%	$1,000.00	$1,021.90	$3.13

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.17%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios include 0.01% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

5/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 1.1%
U.S. Treasury Obligations - 1.1%
U.S. Treasury Notes, 1.875%, 6/30/2020 (f)	$200,000	$200,281
U.S. Treasury Notes, 2%, 9/30/2020 (f)	200,000	201,188
U.S. Treasury Notes, 2.375%, 12/31/2020 (f)	200,000	202,539
U.S. Treasury Notes, 2.25%, 3/31/2021 (f)	200,000	203,398
U.S. Treasury Notes, 2.625%, 6/15/2021 (f)	200,000	205,024
U.S. Treasury Notes, 1.125%, 9/30/2021 (f)	200,000	202,492
Total Bonds (Identified Cost, $1,202,333)		$1,214,922

Investment Companies (h) - 91.5%
International Stock Funds - 30.6%
MFS Institutional International Equity Fund	1,350,174	$33,133,260

U.S. Stock Funds - 60.8%
MFS Growth Fund - Class R6	240,314	$32,632,249
MFS Value Fund - Class R6	857,941	33,219,479

		$65,851,728
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.19% (v)	52,992	$52,997
Total Investment Companies (Identified Cost, $83,390,818)		$99,037,985

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.1%
Market Index Securities - 0.1%
S&P 500 Index - June 2020 @ $2,975	Put	Exchange Traded	$1,522,155	5	$20,075
S&P 500 Index - September 2020 @ $2,000	Put	Exchange Traded	3,044,310	10	13,200
S&P 500 Index - December 2020 @ $2,625	Put	Exchange Traded	608,862	2	24,866
Total Purchased Options (Premiums Paid, $90,521)					$58,141

Other Assets, Less Liabilities - 7.3%					7,928,603
Net Assets - 100.0%					$108,239,651

11

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $99,037,985 and $1,273,063, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Derivative Contracts at 5/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Equity Futures
Mini MSCI EAFE Index	Short	USD	340	$29,335,200	June - 2020	$(3,517,977)
Mini Russell 1000 Growth Index	Short	USD	311	28,842,140	June - 2020	(5,312,302)
Mini Russell 1000 Value Index	Short	USD	525	29,439,375	June - 2020	(3,670,549)

						$(12,500,828)

At May 31, 2020, the fund had cash collateral of $7,252,074 and other liquid securities with an aggregate value of $1,214,924 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,292,854)	$1,273,063
Investments in affiliated issuers, at value (identified cost, $83,390,818)	99,037,985
Deposit with brokers for
Futures contracts	7,252,074
Receivables for
Fund shares sold	1,269,146
Interest	7,818
Receivable from investment adviser	16,692
Receivable from distributor	2,306
Other assets	226
Total assets	$108,859,310

Liabilities
Payables for
Net daily variation margin on open futures contracts	$210,811
Investments purchased	27,673
Fund shares reacquired	295,885
Payable to affiliates
Administrative services fee	279
Shareholder servicing costs	11,618
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	73,380
Total liabilities	$619,659
Net assets	$108,239,651

Net assets consist of
Paid-in capital	$103,171,787
Total distributable earnings (loss)	5,067,864
Net assets	$108,239,651
Shares of beneficial interest outstanding	9,365,670

13

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$12,825,954	1,111,198	$11.54
Class B	75,338	6,709	11.23
Class C	2,462,023	220,200	11.18
Class I	78,291,737	6,766,959	11.57
Class R1	58,253	5,187	11.23
Class R2	59,694	5,198	11.48
Class R3	60,369	5,228	11.55
Class R4	61,063	5,279	11.57
Class R6	14,345,220	1,239,712	11.57

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.24 [100 / 94.25 x $11.54]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$697,517
Interest	32,517
Total investment income	$730,034
Expenses
Management fee	$183,014
Distribution and service fees	39,538
Shareholder servicing costs	25,321
Administrative services fee	18,473
Independent Trustees’ compensation	1,277
Custodian fee	11,058
Shareholder communications	12,251
Audit and tax fees	45,765
Legal fees	601
Registration fees	144,536
Miscellaneous	48,707
Total expenses	$530,541
Reduction of expenses by investment adviser and distributor	(160,166)
Net expenses	$370,375
Net investment income (loss)	$359,659

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$198,165
Affiliated issuers	(348,334)
Capital gain distributions from affiliated issuers	512,960
Written options	55,814
Futures contracts	5,866,370
Net realized gain (loss)	$6,284,975
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$14,257
Affiliated issuers	9,670,743
Futures contracts	(12,823,779)
Net unrealized gain (loss)	$(3,138,779)
Net realized and unrealized gain (loss)	$3,146,196
Change in net assets from operations	$3,505,855

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/20	5/31/19
Change in net assets

From operations
Net investment income (loss)	$359,659	$201,677
Net realized gain (loss)	6,284,975	927,218
Net unrealized gain (loss)	(3,138,779)	810,661
Change in net assets from operations	$3,505,855	$1,939,556
Total distributions to shareholders	$(240,022)	$(125,006)
Change in net assets from fund share transactions	$65,580,651	$12,691,789
Total change in net assets	$68,846,484	$14,506,339

Net assets
At beginning of period	39,393,167	24,886,828
At end of period	$108,239,651	$39,393,167

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.91	$10.37	$10.14	$10.00	$10.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.07	$0.04	$0.05	$0.02
Net realized and unrealized gain (loss)	0.60	0.51	0.27	0.34	(0.08)
Total from investment operations	$0.69	$0.58	$0.31	$0.39	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.08)	$—	$(0.05)
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$(0.06)	$(0.04)	$(0.08)	$(0.25)	$(0.11)
Net asset value, end of period (x)	$11.54	$10.91	$10.37	$10.14	$10.00
Total return (%) (r)(s)(t)(x)	6.30	5.59	3.08	4.09	(0.59)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.43	1.73	1.14	0.99
Expenses after expense reductions (f)(h)	0.74	0.71	0.75	0.83	0.83
Net investment income (loss)	0.77	0.64	0.41	0.48	0.20
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$12,826	$8,205	$4,698	$4,842	$6,319

See Notes to Financial Statements

17

Financial Highlights – continued

Class B	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.66	$10.19	$9.98	$9.92	$10.13

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.04)	$(0.04)	$(0.07)
Net realized and unrealized gain (loss)	0.58	0.50	0.25	0.35	(0.08)
Total from investment operations	$0.57	$0.47	$0.21	$0.31	$(0.15)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$—	$—	$—	$(0.25)	$(0.06)
Net asset value, end of period (x)	$11.23	$10.66	$10.19	$9.98	$9.92
Total return (%) (r)(s)(t)(x)	5.35	4.61	2.10	3.30	(1.48)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.96	2.18	2.49	1.90	1.74
Expenses after expense reductions (f)(h)	1.67	1.65	1.64	1.66	1.66
Net investment income (loss)	(0.05)	(0.31)	(0.42)	(0.42)	(0.71)
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$75	$98	$89	$62	$68

Class C	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.62	$10.15	$9.93	$9.88	$10.09

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.03)	$(0.04)	$(0.03)	$(0.06)
Net realized and unrealized gain (loss)	0.58	0.50	0.26	0.33	(0.08)
Total from investment operations	$0.56	$0.47	$0.22	$0.30	$(0.14)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.01)
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$—	$—	$—	$(0.25)	$(0.07)
Net asset value, end of period (x)	$11.18	$10.62	$10.15	$9.93	$9.88
Total return (%) (r)(s)(t)(x)	5.27	4.63	2.22	3.22	(1.40)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.94	2.19	2.47	1.87	1.74
Expenses after expense reductions (f)(h)	1.67	1.65	1.65	1.66	1.66
Net investment income (loss)	(0.19)	(0.27)	(0.40)	(0.28)	(0.60)
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$2,462	$1,074	$905	$1,668	$3,618

See Notes to Financial Statements

18

Financial Highlights – continued

Class I	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.94	$10.39	$10.17	$10.01	$10.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.07	$0.08	$0.06	$0.05
Net realized and unrealized gain (loss)	0.61	0.52	0.24	0.35	(0.09)
Total from investment operations	$0.69	$0.59	$0.32	$0.41	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.10)	$—	$(0.06)
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$(0.06)	$(0.04)	$(0.10)	$(0.25)	$(0.12)
Net asset value, end of period (x)	$11.57	$10.94	$10.39	$10.17	$10.01
Total return (%) (r)(s)(t)(x)	6.33	5.74	3.12	4.28	(0.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.94	1.16	1.48	0.87	0.74
Expenses after expense reductions (f)(h)	0.67	0.65	0.65	0.66	0.66
Net investment income (loss)	0.67	0.64	0.73	0.65	0.51
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$78,292	$24,169	$14,632	$17,167	$50,757

Class R1	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.66	$10.19	$9.98	$9.92	$10.13

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.04)	$(0.04)	$(0.07)
Net realized and unrealized gain (loss)	0.58	0.50	0.25	0.35	(0.08)
Total from investment operations	$0.57	$0.47	$0.21	$0.31	$(0.15)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$—	$—	$—	$(0.25)	$(0.06)
Net asset value, end of period (x)	$11.23	$10.66	$10.19	$9.98	$9.92
Total return (%) (r)(s)(t)(x)	5.35	4.61	2.10	3.30	(1.48)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.96	2.19	2.48	1.90	1.74
Expenses after expense reductions (f)(h)	1.67	1.65	1.65	1.66	1.66
Net investment income (loss)	(0.10)	(0.29)	(0.36)	(0.42)	(0.71)
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$58	$55	$53	$52	$50

See Notes to Financial Statements

19

Financial Highlights – continued

Class R2	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.86	$10.33	$10.11	$10.00	$10.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.02	$0.01	$0.01	$(0.02)
Net realized and unrealized gain (loss)	0.59	0.51	0.26	0.35	(0.07)
Total from investment operations	$0.63	$0.53	$0.27	$0.36	$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.05)	$—	$—
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$(0.01)	$—	$(0.05)	$(0.25)	$(0.06)
Net asset value, end of period (x)	$11.48	$10.86	$10.33	$10.11	$10.00
Total return (%) (r)(s)(t)(x)	5.79	5.13	2.66	3.78	(0.89)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.46	1.69	1.98	1.40	1.24
Expenses after expense reductions (f)(h)	1.17	1.15	1.15	1.16	1.16
Net investment income (loss)	0.40	0.21	0.13	0.08	(0.22)
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$60	$56	$54	$52	$50

Class R3	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.92	$10.37	$10.15	$10.01	$10.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.05	$0.04	$0.03	$0.00 (w)
Net realized and unrealized gain (loss)	0.59	0.52	0.25	0.36	(0.07)
Total from investment operations	$0.66	$0.57	$0.29	$0.39	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.02)	$(0.07)	$—	$(0.02)
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$(0.03)	$(0.02)	$(0.07)	$(0.25)	$(0.08)
Net asset value, end of period (x)	$11.55	$10.92	$10.37	$10.15	$10.01
Total return (%) (r)(s)(t)(x)	6.09	5.49	2.90	4.08	(0.74)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.44	1.73	1.15	0.99
Expenses after expense reductions (f)(h)	0.92	0.90	0.90	0.91	0.91
Net investment income (loss)	0.65	0.45	0.38	0.33	0.03
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$60	$57	$54	$52	$50

See Notes to Financial Statements

20

Financial Highlights – continued

Class R4	Year ended

	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Net asset value, beginning of period	$10.93	$10.39	$10.17	$10.00	$10.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.07	$0.07	$0.06	$0.03
Net realized and unrealized gain (loss)	0.60	0.51	0.25	0.36	(0.08)
Total from investment operations	$0.70	$0.58	$0.32	$0.42	$(0.05)

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.10)	$—	$(0.06)
From net realized gain	—	—	—	(0.25)	(0.06)
Total distributions declared to shareholders	$(0.06)	$(0.04)	$(0.10)	$(0.25)	$(0.12)
Net asset value, end of period (x)	$11.57	$10.93	$10.39	$10.17	$10.00
Total return (%) (r)(s)(t)(x)	6.43	5.64	3.15	4.39	(0.51)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.96	1.19	1.48	0.90	0.74
Expenses after expense reductions (f)(h)	0.67	0.65	0.65	0.66	0.66
Net investment income (loss)	0.90	0.71	0.64	0.58	0.28
Portfolio turnover	28	17	18	5	26
Net assets at end of period (000 omitted)	$61	$57	$54	$53	$50

Class R6	Year ended

	5/31/20	5/31/19	5/31/18 (i)
Net asset value, beginning of period	$10.93	$10.39	$10.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$(0.01)
Net realized and unrealized gain (loss)	0.61	0.51	0.29
Total from investment operations	$0.70	$0.59	$0.28

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)	$(0.10)
Net asset value, end of period (x)	$11.57	$10.93	$10.39
Total return (%) (r)(s)(t)(x)	6.44	5.67	2.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	1.18	1.53	(a)
Expenses after expense reductions (f)(h)	0.62	0.64	0.64	(a)
Net investment income (loss)	0.84	0.74	(0.17	)(a)(l)
Portfolio turnover	28	17	18
Net assets at end of period (000 omitted)	$14,345	$5,621	$4,348
See Notes to Financial Statements

21

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)

Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.

(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2020 was to seek capital appreciation.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on

23

Notes to Financial Statements – continued

Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per

24

Notes to Financial Statements – continued

share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

25

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of May 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$58,141	$—	$—	$58,141
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	1,214,922	—	1,214,922
Mutual Funds	99,037,985	—	—	99,037,985
Total	$99,096,126	$1,214,922	$—	$100,311,048

Other Financial Instruments
Futures Contracts – Liabilities	$(12,500,828)	$—	$—	$(12,500,828)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, and futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Equity Futures	$—	$(12,500,828)
Equity	Purchased Equity Options	58,141	—
Total		$58,141	$(12,500,828)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

26

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$5,866,370	$198,165	$55,814

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)
Equity	$(12,823,779)	$4,832

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on

27

Notes to Financial Statements – continued

uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2020:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Future Contracts (a)	$—	$(210,811)
Purchased Options	58,141	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$58,141	$(210,811)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	58,141	(210,811)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—	$—

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund

28

Notes to Financial Statements – continued

is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

29

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/20	Year ended 5/31/19
Ordinary income (including any short-term capital gains)	$240,022	$125,006

30

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/20

Cost of investments	$73,785,974
Gross appreciation	14,072,566

Gross depreciation	(48,320)
Net unrealized appreciation (depreciation)	$14,024,246

Undistributed ordinary income	319,996
Capital loss carryforwards	(9,276,378)

As of May 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(5,613,717)
Long-Term	(3,662,661)
Total	$(9,276,378)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/20	Year ended 5/31/19
Class A	$44,601	$28,999
Class I	161,629	74,190
Class R2	43	—
Class R3	179	95
Class R4	318	229
Class R6	33,252	21,493
Total	$240,022	$125,006

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s

31

Notes to Financial Statements – continued

Board of Trustees. For the year ended May 31, 2020, this management fee reduction amounted to $5,411, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.34% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%	0.63%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2021. For the year ended May 31, 2020, this reduction amounted to $138,305, which is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,666 for the year ended May 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.08%	$23,584
Class B	0.75%	0.25%	1.00%	1.00%	932
Class C	0.75%	0.25%	1.00%	1.00%	14,020
Class R1	0.75%	0.25%	1.00%	1.00%	566
Class R2	0.25%	0.25%	0.50%	0.50%	290
Class R3	—	0.25%	0.25%	0.25%	146
Total Distribution and Service Fees					$39,538

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The

32

Notes to Financial Statements – continued

distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2020, this rebate amounted to $16,450 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2020, were as follows:

Amount
Class A	$7
Class B	—
Class C	56

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2020, the fee was $2,139, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $23,182.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2020 was equivalent to an annual effective rate of 0.0353% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees

33

Notes to Financial Statements – continued

solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended May 31, 2020, the fee paid by the fund under this agreement was $19 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

At May 31, 2020, MFS held approximately 77% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.

(4) Portfolio Securities

For the year ended May 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$667,338	$600,000
Non-U.S. Government securities	67,751,584	13,516,248

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	560,712	$6,354,034	346,988	$3,629,306
Class B	—	—	496	5,000
Class C	160,345	1,757,588	44,621	462,623
Class I	6,246,135	70,818,622	1,433,835	15,139,801
Class R6	969,170	11,085,853	173,486	1,855,958
	7,936,362	$90,016,097	1,999,426	$21,092,688

Shares issued to shareholders in reinvestment of distributions
Class A	3,993	$44,601	2,818	$28,999
Class I	14,444	161,629	7,196	74,190
Class R2	4	43	—	—
Class R3	16	179	9	95
Class R4	28	318	23	229
Class R6	27	307	22	227
	18,512	$207,077	10,068	$103,740

34

Notes to Financial Statements – continued

	Year ended 5/31/20		Year ended 5/31/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(205,297)	$(2,335,764)	(50,987)	$(529,876)
Class B	(2,498)	(27,502)	—	—
Class C	(41,354)	(458,453)	(32,613)	(331,498)
Class I	(1,703,504)	(19,073,479)	(639,079)	(6,824,608)
Class R6	(243,543)	(2,747,325)	(77,916)	(818,657)
	(2,196,196)	$(24,642,523)	(800,595)	$(8,504,639)

Net change
Class A	359,408	$4,062,871	298,819	$3,128,429
Class B	(2,498)	(27,502)	496	5,000
Class C	118,991	1,299,135	12,008	131,125
Class I	4,557,075	51,906,772	801,952	8,389,383
Class R2	4	43	—	—
Class R3	16	179	9	95
Class R4	28	318	23	229
Class R6	725,654	8,338,835	95,592	1,037,528
	5,758,678	$65,580,651	1,208,899	$12,691,789

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2020, the fund’s commitment fee and interest expense were $237 and $227, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Growth Fund	$11,423,750	$19,925,977	$4,093,556	$99,220	$5,276,858	$32,632,249
MFS Institutional International Equity Fund	11,473,514	24,045,467	4,146,775	(185,186)	1,946,240	33,133,260
MFS Institutional Money Market Portfolio	3,660,504	61,344,765	64,954,319	2,329	(282)	52,997
MFS Value Fund	11,370,391	24,941,774	5,275,916	(264,697)	2,447,927	33,219,479
	$37,928,159	$130,257,983	$78,470,566	$(348,334)	$9,670,743	$99,037,985

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Growth Fund					$—	$219,818
MFS Institutional International Equity Fund					314,598	118,454
MFS Institutional Money Market Portfolio					48,842	—
MFS Value Fund					334,077	174,688
					$697,517	$512,960

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Managed Wealth Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Managed Wealth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

37

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2020

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	134	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
William Adams Robert Almeida Mike Roberge Barnaby Wiener

43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 98.65% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2020 and 2019, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Blended Research Growth Equity Fund	47,436	46,656
MFS Blended Research Mid Cap Equity Fund	46,521	45,757
MFS Blended Research Small Cap Equity Fund	49,030	48,224
MFS Blended Research Value Equity Fund	47,436	46,656
MFS International Diversification Fund	30,276	29,783

Total	220,699	217,076

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	30,382	29,887
MFS Conservative Allocation Fund	30,382	29,887
MFS Emerging Markets Equity Fund	55,734	54,815
MFS Growth Allocation Fund	30,382	29,887
MFS International Growth Fund	55,853	54,933
MFS International Intrinsic Value Fund	55,853	54,933
MFS Managed Wealth Fund	36,377	35,783
MFS Moderate Allocation Fund	30,382	29,887

Total	325,344	320,012

For the fiscal years ended May 31, 2020 and 2019, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Blended Research Growth Equity Fund	0	0	7,122	7,003	0	0
To MFS Blended Research Mid Cap Equity Fund	0	0	7,017	6,900	0	0
To MFS Blended Research Small Cap Equity Fund	0	0	7,122	7,003	0	0
To MFS Blended Research Value Equity Fund	0	0	7,122	7,003	0	0
To MFS International Diversification Fund	0	0	7,740	7,611	0	0
Total fees billed by Deloitte To above Funds:	0	0	36,123	35,520	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Growth Equity Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Blended Research Mid Cap Equity Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Blended Research Value Equity Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS International Diversification Fund*	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services
	2020	2019
Fees billed by Deloitte:
To MFS Blended Research Growth Equity Fund, MFS and MFS Related Entities#	362,512	12,393
To MFS Blended Research Mid Cap Equity Fund, MFS and MFS Related Entities#	362,407	12,290
To MFS Blended Research Small Cap Equity Fund, MFS and MFS Related Entities#	362,512	12,393
To MFS Blended Research Value Equity Fund, MFS and MFS Related Entities#	362,512	12,393
To MFS International Diversification Fund, MFS and MFS Related Entities#	363,130	13,001

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	5,498	5,407	1,485	1,483
To MFS Conservative Allocation Fund	0	0	5,498	5,407	1,768	1,792
To MFS Emerging Markets Equity Fund	0	0	10,641	10,482	1,623	1,411
To MFS Growth Allocation Fund	0	0	5,498	5,407	2,301	2,352
To MFS International Growth Fund	0	0	10,641	10,482	3,207	2,658
To MFS International Intrinsic Value Fund	0	0	10,641	10,482	8,280	8,941
To MFS Managed Wealth Fund	0	0	8,361	8,231	3,615	2,990
To MFS Moderate Allocation Fund	0	0	5,498	5,407	2,448	2,547
Total fees billed by E&Y To above Funds:	0	0	62,276	61,305	24,727	24,174

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	1,744,294	1,619,369	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	1,744,294	1,619,369	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	1,744,294	1,619,369	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	1,744,294	1,619,369	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS International Growth Fund*	1,744,294	1,619,369	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS International Intrinsic Value Fund*	1,744,294	1,619,369	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	1,744,294	1,619,369	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	1,744,294	1,619,369	0	0	104,750	104,750

	Aggregate fees for non-audit services
	2020	2019
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	2,090,027	1,943,909
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	2,090,310	1,944,218
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	2,095,308	1,948,912
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	2,090,843	1,944,778
To MFS International Growth Fund, MFS and MFS Related Entities#	2,096,892	1,950,159
To MFS International Intrinsic Value Fund, MFS and MFS Related Entities#	2,101,965	1,956,442
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	2,095,020	1,948,240
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	2,090,990	1,944,973

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: July 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: July 17, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 17, 2020

*	Print name and title of each signing officer under his or her signature.